UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen Investments

Municipal Bond Funds

Annual Report dated April 30, 2007

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

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Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive tax-free monthly income. For more details about the performance and management strategy of your Fund over this period, please read the Portfolio Managers’ Comments and Fund Spotlight sections of this report.

In addition to providing tax-free monthly income, a municipal bond investment like your Fund also may help you achieve and benefit from greater portfolio diversification – a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy – just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

June 15, 2007

“In addition to

providing tax-free

monthly income, a

municipal bond

investment like your

Fund also may help

you achieve and

benefit from

greater portfolio

diversification – a

potential way to

reduce some of

the risk that comes

with investing.”

Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen Investments

Municipal Bond Funds

In the following discussion, portfolio managers John Miller, Tom Futrell, Bill Fitzgerald and Paul Brennan examine key investment strategies and the performance of the Funds. John Miller, who has 11 years of investment experience with Nuveen Investments, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Tom Futrell has 25 years of investment experience and has managed the Nuveen All-American Municipal Bond Fund since 2003. Paul Brennan has managed the Nuveen Insured Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund since July 2006. He has 15 years of investment experience. Bill Fitzgerald has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2003 and has 19 years of investment experience.

What factors had the greatest influence on the U.S. economy and the national municipal market during the 12-month period ended April 30, 2007?

Slowing economic growth, higher energy prices and a slumping housing market all contributed to a slowdown in economic growth over much of this reporting period. The U.S. gross domestic product expanded at an annual rate of 2.6% in the second quarter of 2006, 2.0% in the third quarter and 2.5% in the fourth quarter. In the first quarter of 2007, the rate of GDP growth slowed even further to an annualized 0.6%, the weakest quarterly number in five years.

Given the growing economic uncertainty, the Federal Reserve raised the closely watched fed funds rate twice early in the period, but left the rate at 5.25% from late June 2006 through April 30, 2007. This pause, combined with the slowing economy, helped create a generally positive atmosphere for fixed income investments over much of this reporting period. While taxable and tax-free bonds of varying maturities all tended to perform well, bonds with relatively longer durations1 often outperformed shorter duration bonds over this 12-month period. As one measure of the municipal market’s performance, the yield on the widely followed Bond Buyer 25 Revenue Bond Index fell to 4.45% at the end of April 2007, a decline of 77 basis points (0.77%) from the end of April 2006 (as bond yields decline, bond prices and total returns rise).

Over the 12 months ended April 2007, municipal bond issuance nationwide totaled $420 billion, up 14% from the previous 12 months. This total reflected very strong supply during the first four months of 2007, when $135 billion in new municipal securities came to market, an increase of 37% from the same four-month period in 2006. A major factor in the 2007 volume was an increase in advance refundings2 driven by attractive borrowing rates for issuers. Strong demand for municipal bonds easily absorbed the increase in issuance, as retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors all continued to participate in the market.

In this environment, how did the Funds perform over this period?

The nearby table provides total returns for each Fund’s Class A shares for the one-year, five-year, and ten-year periods ended April 30, 2007. The table also shows the total return performance for each Fund’s corresponding Lipper peer fund category and the relevant Lehman Brothers municipal index.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions. Footnotes are located on p. 7

Annual Report    Page 2

Class A Shares— Average Annual Return Total Returns as of 4/30/07

	1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	8.24%	8.70%	N/A
A Shares at Offer	3.68%	7.77%	N/A
Lipper High Yield Municipal Debt Funds Category Average[3]	6.91%	6.25%	5.30%
Lehman Brothers High Yield Municipal Bond Index[4]	9.94%	8.69%	7.08%
Nuveen All-American Municipal Bond Fund
A Shares at NAV	5.47%	5.03%	5.24%
A Shares at Offer	1.07%	4.14%	4.79%
Lipper General Municipal Debt Funds Category Average[5]	5.23%	4.55%	4.95%
Lehman Brothers Municipal Bond Index[6]	5.78%	5.16%	5.81%
Nuveen Insured Municipal Bond Fund
A Shares at NAV	5.52%	4.73%	5.12%
A Shares at Offer	1.08%	3.84%	4.66%
Lipper Insured Municipal Debt Funds Category Average[7]	4.79%	4.28%	4.82%
Lehman Brothers Insured Municipal Bond Index[8]	6.04%	5.40%	6.03%
Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	4.98%	4.14%	4.81%
A Shares at Offer	1.89%	3.50%	4.49%
Lipper Intermediate Municipal Debt Funds Category Average[9]	4.48%	3.69%	4.59%
Lehman Brothers 7-Year Municipal Bond Index[10]	5.12%	4.41%	5.29%
Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	4.07%	3.29%	4.10%
A Shares at Offer	1.47%	2.78%	3.84%
Lipper Short-Intermediate Municipal Debt Funds Category Average[11]	3.64%	3.06%	3.88%
Lehman Brothers 5-Year Municipal Bond Index[12]	4.22%	3.68%	4.77%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

What strategies were used to manage the Funds? How did these strategies influence performance during the 12-month period?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and with close input from Nuveen’s experienced research team.

Nuveen High Yield Municipal Bond Fund

During this 12-month reporting period, the Nuveen High Yield Municipal Bond Fund continued to perform well, earning a total return of 8.24 percent (Class A shares at net asset value). This result outpaced the Lipper High Yield Municipal Debt Funds Category Average, but trailed the unmanaged Lehman Brothers High Yield Municipal Bond Index during the same time frame.

One positive influence on the Fund’s performance over this period came from several pre-refundings2, including hospital, charter school, tobacco and community development district bonds. In virtually every case, issuers took advantage of relatively low current interest rates and the strong demand for high-yield tax-exempt securities to reduce their overall interest expense. When bonds are pre-refunded, they typically see their credit quality upgraded and there often is a significant increase in their prices.

Specific security selection also added to the Fund’s return over this period. Some of the top-performing holdings were tax-exempt bonds issued for General Motors (GM). We bought these bonds at a deep discount, reflecting investors’

Annual Report    Page 3

unease with GM’s business prospects and its risk of bankruptcy. We certainly recognized the challenges GM faces, but we also believed that these bonds were priced too low relative to the company’s fundamental outlook and significant current liquidity. As the period progressed, our assessment proved correct. GM successfully improved its financial position, which led to significant price appreciation for its bonds.

Similarly, the Fund also benefited from holdings in debt issued for American Airlines and Continental Airlines. Despite continued high oil prices, the airline industry’s financial health improved over the period, as continued strong demand for air travel led to higher ticket prices, fuller airplanes, and improved earnings.

Counterbalancing these successes, several of the Fund’s investments encountered financial difficulties during the period, and their overall performance detracted modestly from the Fund’s return. As one example, we owned small positions in a hospital, two charter schools and a multifamily housing complex, all of which were distressed for most of the period (in or at risk of entering bankruptcy).

Overall, we continued to focus on bottom-up security selection – meaning we choose investments for the portfolio one-by-one by conducting thorough fundamental research and seeking to choose bonds that we believed offered sufficient reward potential relative to their credit risk.

With a heavy new supply of high-yield bonds to choose from during the year, we invested in a variety of sectors. We regularly favor bonds that help finance projects that we deem to be essential to their local communities, and selectively added to our weighting in community development district bonds by focusing on particularly high-quality projects that we believed would not be especially vulnerable in a weak housing market. We also added a variety of education, hospital, utility and industrial development revenue bonds to the portfolio over the period.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund produced a total return of 5.47 percent over the 12-month period (Class A shares at net asset value), surpassing the Fund’s peer group, the Lipper General Municipal Debt Funds Category Average but lagging the Lehman Brothers Municipal Bond Index.

The Fund continued to maintain a significant weighting in lower- and non-rated municipal bonds – making up approximately 13 percent of the portfolio at period end. These holdings benefited from the continued strong demand for higher-yielding securities over this period. Another helpful influence on performance came from the Fund’s modest allocation to inverse-floating-rate securities, a type of derivative instrument that had the effect of lengthening the Fund’s duration in a generally positive environment. In addition, some of our holdings were pre-refunded during the period, causing significant initial price gains that added to performance.

In contrast, our allocation to higher-coupon housing debt failed to perform as well as we expected, in part because significant new supply kept the bonds’ prices down. Also the Fund’s holdings of bonds with maturities of around 10 years did not perform as well during this reporting period as did bonds with longer maturities.

Overall, we were relatively comfortable with the portfolio’s makeup and therefore made few changes during the reporting period. We focused primarily on adding bonds with 20- to 25-year maturities, which we believed offered better value potential than the very longest bonds.

We were able to purchases parts of two very large bond issues in California and New Jersey that were secured by revenues from the 1998 master tobacco settlement agreement. These large issues increased the supply of tobacco bonds sufficiently to constrain prices and push up yields, enabling us to capture attractive levels of income for the portfolio as well as the potential for favorable future total returns. Some of the proceeds for these purchases

Annual Report    Page 4

came from our sale of certain shorter-duration pre-refunded bonds that were scheduled to be called in the next few years.

Nuveen Insured Municipal Bond Fund

During the 12-month reporting period, the Nuveen Insured Municipal Bond Fund recorded a total return of 5.52 percent (Class A shares at net asset value), ahead of the Lipper Insured Municipal Debt Funds Category Average but trailing the national Lehman Brothers Insured Municipal Bond Index.

Over this reporting period, the Fund’s dividend stream supplied a significant portion of its total return. The Fund’s purchases of longer-maturity bonds, especially later in the period, helped us achieve our overall investment performance objectives while maintaining the Fund’s dividend in a declining interest rate environment. Because of our focus on maintaining or enhancing the Fund’s earnings and given the fund’s overall duration positioning, we did not look to significantly increase the portfolio’s duration. A longer duration posture might have added to performance over this period, given the decline in long-term rates. However, that would have required us to sacrifice income by selling some relatively seasoned, shorter-maturity bonds issued years ago when rates were higher.

The Fund’s return also benefited from a number of pre-refundings within the portfolio. Generally, a pre-refunding generates some price appreciation that boosts the portfolio’s return.

On the other hand, a modest overweight in intermediate-maturity bonds detracted from relative performance over this period. These securities failed to perform as strongly as longer bonds, and therefore we were not able to participate fully as these bonds rallied during much of the year. As the period progressed, we did increase our weighting in longer-dated holdings, and this provided us with some additional return. It also served to raise our exposure to a part of the maturity curve where we believed we were underrepresented.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund produced a total return of 4.98 percent (Class A shares at net asset value) during the past year, beating the Lipper Intermediate Municipal Debt Funds Category Average but trailing the Lehman Brothers 7-Year Municipal Bond Index.

Favorable security selection was a significant positive influence on the Fund’s performance over this period. The Fund’s return also was helped by a relative overweighting in BBB-rated securities, which performed well, and a corresponding underweighting in AAA bonds, which generally lagged their lower-rated counterparts in an environment of the 12-month reporting period.

Yield curve positioning also helped overall performance. Compared to our internal target, we were overweighted in bonds with durations between four and eight years and underweighted in bonds with durations of less than four years. The relative underexposure to the short end of the yield curve proved helpful, as short-term bonds underperformed longer-duration securities. Unfortunately, because of the intermediate duration nature of the Fund, we also were relatively underexposed to longer-duration bonds – one of the best performing categories during the reporting period.

Finally, the Fund benefited from relative overweightings in tobacco, utility, and health care bonds, although underweightings in the strong-performing higher education and transportation sectors were negatives.

During the 12-month period, we reduced exposure to bonds with maturities between 2018 and 2026 while increasing our allocation to intermediate bonds maturing from 2011 to 2013. We believed the latter group offered the better future total-return potential. As the year progressed, we modestly decreased our weighting in AAA-rated bonds while adding slightly to our BBB-rated holdings. We expected a relatively constrained future supply of lower-rated bonds might provide a favorable backdrop for the high-yield market. Most

Annual Report    Page 5

of our lower-rated positions were of health care and tobacco bonds, which we believed offered the best available risk/reward tradeoff for our shareholders.

Nuveen Limited Term Municipal Bond Fund

During the 12-month period, the Nuveen Limited Term Municipal Bond Fund reported a total return of 4.07 percent (Class A shares at net asset value). This performance surpassed its peer group, the Lipper Short-Intermediate Municipal Debt Funds Category Average, but modestly trailed the Lehman Brothers 5-Year Municipal Bond Index.

The Fund’s results were helped greatly by its relatively large exposure to lower-rated bonds, which benefited from continued strong investor demand over this period. As of April 30, 2007, approximately 27 percent of the portfolio consisted of bonds with credit ratings of BBB or lower. Most of the Fund’s lower-rated exposure was in health care and industrial development revenue bonds. For most of the period, the Fund had a duration that was a little longer than our internal target, and this also helped results as more interest-rate-sensitive bonds outperformed shorter-duration issues.

In contrast, our overall yield curve positioning did not help the Fund’s performance. To achieve our desired average portfolio maturity, we concentrated our holdings in the four- to five-year segment of the yield curve. In the yield curve environment of the 12-month period, it would have been more productive to accomplish this same goal by owning a combination of very short and longer bonds.

A main focus of the year was to improve the Fund’s credit quality. We sold a number of lower-rated bonds nearing their maturity dates and used the proceeds to buy higher-grade securities. In many cases, however, we continued to hold onto existing lower-rated positions because of their very attractive yields. At period end, approximately 60 percent of the portfolio was invested in AAA- or AA-rated bonds. When buying new higher-quality positions, we tended to focus on bonds offering unusual structural features – such as very high coupons or atypical redemption provisions – that we believed the market was undervaluing.

We made room for these new additions by mostly selling shorter-dated positions due to exit the portfolio over the next couple years. These additions had the added and important benefit of offering equal or superior earnings than the sold positions. With these trades we were able to lock in equal or superior earnings potential for a longer period while keeping the fund’s duration within our internal targeted range. We were pleased that this income focus allowed us to raise the Fund’s dividend twice during the 12-month period.

Dividend Information

During the reporting period, the High Yield Fund’s Class A and R shares experienced one dividend cut in May 2006, its Class B shares experienced two dividend cuts in May and November 2006, and its Class C shares experienced two dividend cuts in May and August 2006. The All-American Fund’s Class C shares saw a reduction to its monthly dividend in November 2006. The Intermediate Duration Fund’s Class A, C and R shares saw a dividend increase in November 2006, while its Class B shares realized two dividend increases in August and November 2006. The dividends of the Limited Term Fund’s Class A, C and R shares were increased in May and November 2006. The Insured Fund’s dividend remained consistent throughout the past 12 months.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its

Annual Report    Page 6

net investment income, as dividends to shareholders. As of April 30, 2007, the Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund and Nuveen Insured Municipal Bond Fund had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The Nuveen Intermediate Duration Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund had positive UNII balances for both financial statement and tax purposes.

1	Duration is a measure of a bond’s price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2	Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

3	The Lipper peer group returns represent the average annualized total return of the 82, 70 and 41 funds in the Lipper High Yield Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

4	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

5	The Lipper peer group returns represent the average annualized total return of the 241, 216 and 137 funds in the Lipper General Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

6	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

7	The Lipper peer group returns represent the average annualized total return of the 60, 59 and 52 funds in the Lipper Insured Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

8	The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. An index is not available for direct investment.

9	The Lipper peer group returns represent the average annualized total return of the 159, 113 and 74 funds in the Lipper Intermediate Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

10	The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. An index is not available for direct investment.

11	The Lipper peer group returns represent the average annualized total return of the 45, 29 and 25 funds in the Lipper Short-Intermediate Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

12	The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. An index is not available for direct investment.

Annual Report    Page 7

Nuveen High Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment*

Nuveen All-American Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa while the Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

*	The Nuveen High Yield Municipal Bond Fund’s inception date is 6/7/99. This data represents returns for the period from 6/30/99 to 4/30/07 as returns for the Lehman Brothers High Yield Municipal Bond Index are calculated on a calendar-month basis.

Annual Report    Page 8

Nuveen Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Intermediate Duration Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa while the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20% for the Insured Fund and 3.0% for Intermediate Duration) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 9

Nuveen Limited Term Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Limited Term Municipal Bond Fund compared with the Lehman Brothers 5-Year Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Limited Term Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.5%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 10

Fund Spotlight as of 4/30/07 Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$22.77	$22.75	$22.76	$22.78
Latest Monthly Dividend[1]	$0.0895	$0.0750	$0.0790	$0.0930
Latest Ordinary Income Distribution[2]	$0.0023	$0.0023	$0.0023	$0.0023
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/07

A Shares	NAV	Offer
1-Year	8.24%	3.68%
5-Year	8.70%	7.77%
Since Inception	7.65%	7.07%

B Shares	w/o CDSC	w/CDSC
1-Year	7.43%	3.43%
5-Year	7.89%	7.74%
Since Inception	6.86%	6.86%

C Shares	NAV
1-Year	7.65%
5-Year	8.11%
Since Inception	7.07%

R Shares	NAV
1-Year	8.48%
5-Year	8.92%
Since Inception	7.87%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.72%	4.52%
SEC 30-Day Yield[4]	4.70%	4.50%
Taxable-Equivalent Yield[4,5]	6.53%	6.25%
B Shares	NAV
Dividend Yield[3]	3.96%
SEC 30-Day Yield	3.95%
Taxable-Equivalent Yield[5]	5.49%
C Shares	NAV
Dividend Yield[3]	4.17%
SEC 30-Day Yield	4.15%
Taxable-Equivalent Yield[5]	5.76%

R Shares	NAV
Dividend Yield[3]	4.90%
SEC 30-Day Yield	4.90%
Taxable-Equivalent Yield[5]	6.81%

Average Annual Total Returns as of 3/31/07

A Shares	NAV	Offer
1-Year	7.78%	3.26%
5-Year	8.88%	7.94%
Since Inception	7.69%	7.10%

B Shares	w/o CDSC	w/CDSC
1-Year	6.98%	2.98%
5-Year	8.07%	7.92%
Since Inception	6.89%	6.89%

C Shares	NAV
1-Year	7.19%
5-Year	8.28%
Since Inception	7.10%

R Shares	NAV
1-Year	7.97%
5-Year	9.09%
Since Inception	7.90%

Portfolio Statistics
Net Assets ($000)	$5,365,571
Average Effective Maturity on Securities (Years)	22.52
Average Duration	7.81

Expense Ratios
Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.88%	0.88%	4/30/06
Class B	1.62%	1.62%	4/30/06
Class C	1.43%	1.43%	4/30/06
Class R	0.68%	0.68%	4/30/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid May 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2007.

2	Paid December 5, 2006. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s Policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 11

Fund Spotlight as of 4/30/07 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	24.1%
Health Care	19.8%
Education and Civic Organizations	6.7%
Utilities	6.4%
Transportation	6.1%
Consumer Discretionary	5.8%
Consumer Staples	5.3%
Long-Term Care	5.2%
U.S. Guaranteed	5.1%
Materials	4.7%
Other	10.8%

States1

California	16.3%
Florida	8.1%
Colorado	6.7%
Texas	6.1%
Illinois	5.7%
New York	4.2%
Michigan	4.1%
New Jersey	3.6%
Virginia	3.2%
Alabama	3.1%
Louisiana	2.9%
Pennsylvania	2.7%
Maryland	2.4%
Missouri	2.3%
Ohio	2.3%
Nevada	2.3%
Arizona	2.0%
Minnesota	1.9%
Oklahoma	1.8%
Georgia	1.8%
Other	16.5%
1	As a percentage of total investments as of April 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/07)	$1,024.80	$1,021.40	$1,022.40	$1,026.10	$1,020.38	$1,016.61	$1,017.60	$1,021.37
Expenses Incurred During Period	$4.47	$8.27	$7.27	$3.47	$4.46	$8.25	$7.25	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.65%, 1.45% and ..69% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 4/30/07 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.92	$10.94	$10.92	$10.96
Latest Monthly Dividend[1]	$0.0385	$0.0315	$0.0330	$0.0400
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/07
A Shares	NAV	Offer
1-Year	5.47%	1.07%
5-Year	5.03%	4.14%
10-Year	5.24%	4.79%
B Shares	w/o CDSC	w/CDSC
1-Year	4.66%	0.66%
5-Year	4.24%	4.07%
10-Year	4.61%	4.61%
C Shares	NAV
1-Year	4.87%
5-Year	4.45%
10-Year	4.66%
R Shares	NAV
1-Year	5.72%
5-Year	5.23%
10-Year	5.44%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	4.23%	4.05%
SEC 30-Day Yield[3]	3.38%	3.24%
Taxable-Equivalent Yield[3,4]	4.69%	4.50%
B Shares	NAV
Dividend Yield[2]	3.46%
SEC 30-Day Yield	2.64%
Taxable-Equivalent Yield[4]	3.67%
C Shares	NAV
Dividend Yield[2]	3.63%
SEC 30-Day Yield	2.83%
Taxable-Equivalent Yield[4]	3.93%
R Shares	NAV
Dividend Yield[2]	4.38%
SEC 30-Day Yield	3.58%
Taxable-Equivalent Yield[4]	4.97%

Average Annual Total Returns as of 3/31/07
A Shares	NAV	Offer
1-Year	4.99%	0.54%
5-Year	5.26%	4.36%
10-Year	5.31%	4.85%
B Shares	w/o CDSC	w/CDSC
1-Year	4.27%	0.27%
5-Year	4.49%	4.32%
10-Year	4.68%	4.68%
C Shares	NAV
1-Year	4.39%
5-Year	4.71%
10-Year	4.72%
R Shares	NAV
1-Year	5.24%
5-Year	5.48%
10-Year	5.53%

Portfolio Statistics
Net Assets ($000)	$393,696
Average Effective Maturity on Securities (Years)	15.32
Average Duration	5.82

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.79%	0.78%	4/30/06
Class B	1.54%	1.53%	4/30/06
Class C	1.34%	1.33%	4/30/06
Class R	0.59%	0.58%	4/30/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid May 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s Policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 13

Fund Spotlight as of 4/30/07 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	18.2%
U.S. Guaranteed	17.4%
Tax Obligation/General	12.7%
Utilities	12.4%
Transportation	9.5%
Education and Civic Organizations	6.5%
Housing/Single Family	6.1%
Health Care	5.5%
Consumer Staples	5.3%
Other	6.4%

States1

New York	11.1%
California	9.6%
Texas	7.0%
Illinois	6.9%
New Jersey	5.2%
Tennessee	4.7%
Michigan	3.5%
Washington	3.4%
South Carolina	3.3%
Florida	3.3%
New Hampshire	3.2%
Indiana	3.2%
Massachusetts	2.8%
Louisiana	2.8%
Puerto Rico	2.8%
Alabama	2.4%
Wisconsin	2.4%
Pennsylvania	2.3%
Maryland	1.8%
Alaska	1.7%
Other	16.6%

1	As a percentage of total investments as of April 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/07)	$1,013.80	$1,009.00	$1,010.80	$1,014.60	$1,020.08	$1,016.36	$1,017.35	$1,021.12
Expenses Incurred During Period	$ 4.74	$ 8.47	$ 7.48	$ 3.70	$ 4.76	$ 8.50	$ 7.50	$ 3.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .95%, 1.70%, 1.50% and ..74% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 14

Fund Spotlight as of 4/30/07 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.82	$10.83	$10.75	$10.79
Latest Monthly Dividend[1]	$0.0375	$0.0305	$0.0320	$0.0390
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0012	$0.0012	$0.0012	$0.0012
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales changes and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/07

A Shares	NAV	Offer
1-Year	5.52%	1.08%
5-Year	4.73%	3.84%
10-Year	5.12%	4.66%
B Shares	w/o CDSC	w/CDSC
1-Year	4.70%	0.70%
5-Year	3.95%	3.78%
10-Year	4.48%	4.48%
C Shares	NAV
1-Year	4.91%
5-Year	4.18%
10-Year	4.55%
R Shares	NAV
1-Year	5.61%
5-Year	4.94%
10-Year	5.32%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.16%	3.99%
SEC 30-Day Yield[4]	3.42%	3.28%
Taxable-Equivalent Yield[4,5]	4.75%	4.56%
B Shares	NAV
Dividend Yield[3]	3.38%
SEC 30-Day Yield	2.68%
Taxable-Equivalent Yield[5]	3.72%
C Shares	NAV
Dividend Yield[3]	3.57%
SEC 30-Day Yield	2.88%
Taxable-Equivalent Yield[5]	4.00%
R Shares	NAV
Dividend Yield[3]	4.34%
SEC 30-Day Yield	3.62%
Taxable-Equivalent Yield[5]	5.03%

Average Annual Total Returns as of 3/31/07

A Shares	NAV	Offer
1-Year	4.94%	0.54%
5-Year	4.98%	4.08%
10-Year	5.17%	4.72%
B Shares	w/o CDSC	w/CDSC
1-Year	4.22%	0.22%
5-Year	4.22%	4.05%
10-Year	4.54%	4.54%
C Shares	NAV
1-Year	4.33%
5-Year	4.43%
10-Year	4.61%
R Shares	NAV
1-Year	5.22%
5-Year	5.21%
10-Year	5.38%

Portfolio Statistics
Net Assets ($000)	$822,607
Average Effective Maturity on Securities (Years)	15.30
Average Duration	5.58

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.78%	0.78%	4/30/06
Class B	1.53%	1.53%	4/30/06
Class C	1.33%	1.33%	4/30/06
Class R	0.58%	0.58%	4/30/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements

1	Paid May 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s Policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 15

Fund Spotlight as of 4/30/07 Nuveen Insured Municipal Bond Fund

Bond Credit Quality1

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries[1]
U.S. Guaranteed	25.1%
Transportation	19.4%
Tax Obligation/Limited	15.7%
Tax Obligation/General	13.3%
Health Care	6.8%
Utilities	5.7%
Housing/Multifamily	5.2%
Other	8.8%

States1

California	17.5%
Texas	8.0%
Washington	7.6%
Michigan	6.8%
Illinois	5.4%
Indiana	4.8%
Alabama	4.3%
New York	3.8%
Tennessee	3.7%
Colorado	3.6%
Georgia	3.1%
Florida	2.9%
New Jersey	2.7%
Pennsylvania	2.5%
Massachusetts	2.2%
Louisiana	2.1%
Ohio	2.0%
Other	17.0%
1	As a percentage of total investments as of April 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/07)	$1,015.40	$1,010.50	$1,012.40	$1,015.30	$1,019.84	$1,016.12	$1,017.11	$1,020.83
Expenses Incurred During Period	$5.00	$8.72	$7.73	$4.00	$5.01	$8.75	$7.75	$4.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.55% and ..80% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 16

Fund Spotlight as of 4/30/07 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$8.97	$9.00	$9.00	$8.99
Latest Monthly Dividend[1]	$0.0280	$0.0220	$0.0235	$0.0295
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0271	$0.0271	$0.0271	$0.0271
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/07
A Shares	NAV	Offer
1-Year	4.98%	1.89%
5-Year	4.14%	3.50%
10-Year	4.81%	4.49%
B Shares	w/o CDSC	w/CDSC
1-Year	4.27%	0.27%
5-Year	3.39%	3.22%
10-Year	4.17%	4.17%
C Shares	NAV
1-Year	4.58%
5-Year	3.59%
10-Year	4.23%
R Shares	NAV
1-Year	5.30%
5-Year	4.36%
10-Year	5.02%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.75%	3.63%
SEC 30-Day Yield[4]	3.51%	3.40%
Taxable-Equivalent Yield[4,5]	4.88%	4.72%
B Shares	NAV
Dividend Yield[3]	2.93%
SEC 30-Day Yield	2.76%
Taxable-Equivalent Yield[5]	3.83%
C Shares	NAV
Dividend Yield[3]	3.13%
SEC 30-Day Yield	2.96%
Taxable-Equivalent Yield[5]	4.11%
R Shares	NAV
Dividend Yield[3]	3.94%
SEC 30-Day Yield	3.70%
Taxable-Equivalent Yield[5]	5.14%

Average Annual Total Returns as of 3/31/07
A Shares	NAV	Offer
1-Year	4.74%	1.55%
5-Year	4.36%	3.74%
10-Year	4.89%	4.57%
B Shares	w/o CDSC	w/CDSC
1-Year	3.91%	-0.09%
5-Year	3.56%	3.39%
10-Year	4.27%	4.27%
C Shares	NAV
1-Year	4.22%
5-Year	3.79%
10-Year	4.32%
R Shares	NAV
1-Year	4.94%
5-Year	4.56%
10-Year	5.10%

Portfolio Statistics
Net Assets ($000)	$2,426,628
Average Effective Maturity on Securities (Years)	9.08
Average Duration	4.80

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.75%	0.75%	4/30/06
Class B	1.50%	1.50%	4/30/06
Class C	1.30%	1.30%	4/30/06
Class R	0.55%	0.55%	4/30/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid May 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s Policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 17

Fund Spotlight as of 4/30/07 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	21.4%
U.S. Guaranteed	16.3%
Health Care	15.8%
Tax Obligation/General	12.9%
Utilities	11.0%
Consumer Staples	7.0%
Water and Sewer	5.1%
Other	10.5%

States1

New York	12.3%
California	8.2%
Michigan	7.2%
Texas	7.2%
Illinois	7.1%
New Jersey	6.3%
Massachusetts	4.7%
Wisconsin	4.1%
Florida	4.0%
Washington	3.9%
Puerto Rico	3.5%
Alabama	3.2%
District of Columbia	2.7%
Colorado	2.4%
North Carolina	2.3%
Louisiana	2.3%
Tennessee	2.3%
Other	16.3%
1	As a percentage of total investments as of April 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/07)	$1,012.80	$1,009.90	$1,010.90	$1,014.90	$1,021.08	$1,017.31	$1,018.30	$1,022.07
Expenses Incurred During Period	$3.74	$7.53	$6.53	$2.75	$3.76	$7.55	$6.56	$2.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.51%, 1.31% and ..55% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 18

Fund Spotlight as of 4/30/07 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	R Shares
NAV	$10.60	$10.57	$10.54
Latest Monthly Dividend[1]	$0.0315	$0.0285	$0.0335
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0011	$0.0011	$0.0011
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class R shares are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/07

A Shares	NAV	Offer
1-Year	4.07%	1.47%
5-Year	3.29%	2.78%
10-Year	4.10%	3.84%

C Shares	NAV
1-Year	3.72%
5-Year	2.93%
10-Year	3.74%

R Shares	NAV
1-Year	4.22%
5-Year	3.50%
10-Year	4.31%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	3.57%	3.48%
SEC 30-Day Yield[4]	3.49%	3.40%
Taxable-Equivalent Yield[4,5]	4.85%	4.72%

C Shares	NAV
Dividend Yield[3]	3.24%
SEC 30-Day Yield	3.14%
Taxable-Equivalent Yield[5]	4.36%

R Shares	NAV
Dividend Yield[3]	3.81%
SEC 30-Day Yield	3.69%
Taxable-Equivalent Yield[5]	5.13%

Average Annual Total Returns as of 3/31/07

A Shares	NAV	Offer
1-Year	4.04%	1.45%
5-Year	3.56%	3.04%
10-Year	4.12%	3.86%

C Shares	NAV
1-Year	3.60%
5-Year	3.20%
10-Year	3.75%

R Shares	NAV
1-Year	4.20%
5-Year	3.76%
10-Year	4.32%

Portfolio Statistics
Net Assets ($000)	$665,973
Average Effective Maturity on Securities (Years)	4.58
Average Duration	3.60

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.72%	0.72%	4/30/06
Class C	1.07%	1.07%	4/30/06
Class R	0.52%	0.52%	4/30/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid May 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s Policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 19

Fund Spotlight as of 4/30/07 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Health Care	19.1%
Utilities	18.4%
Tax Obligation/Limited	17.6%
U.S. Guaranteed	12.5%
Tax Obligation/General	12.4%
Education and Civic Organizations	5.4%
Other	14.6%

States1

California	11.6%
New York	10.5%
Pennsylvania	8.3%
New Jersey	7.0%
Massachusetts	6.3%
Texas	4.4%
Illinois	4.3%
Florida	3.8%
South Carolina	3.6%
Ohio	3.5%
North Carolina	2.9%
New Mexico	2.8%
Washington	2.5%
Tennessee	2.3%
Alabama	2.3%
Connecticut	2.1%
Nevada	2.0%
Other	19.8%

1	As a percentage of total investments as of April 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)

	A Shares	C Shares	R Shares	A Shares	C Shares	R Shares
Beginning Account Value (11/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/07)	$1,013.30	$1,011.60	$1,013.50	$1,021.17	$1,019.44	$1,022.22
Expenses Incurred During Period	$3.64	$5.39	$2.60	$3.66	$5.41	$2.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.08% and .52% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 20

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	National – 0.6%

$4,000	Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum Tax)	4/15 at 100.00	A3	$4,306,440

14,000	GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39 (Mandatory put 10/31/19) (Alternative Minimum Tax)	No Opt. Call	Baa1	14,864,640

8,000	GMAC Municipal Mortgage Trust, Series C-1, 5.700%, 10/31/40 (Mandatory put 4/30/25) (Alternative Minimum Tax)	4/15 at 100.00	Baa2	8,236,560

604	MMA Financial Multifamily Securitization Trust, Class B Certificates, Series 2005A, 9.000%, 6/01/39 (Mandatory put 12/01/09) (Alternative Minimum Tax)	8/07 at 115.00	N/R	636,211

1,577	MMA Financial Mutlifamily Securitization Trust, Class B Certificates, Series 2005B, 9.000%, 7/01/40 (Mandatory put 7/01/10) (Alternative Minimum Tax)	8/07 at 101.00	N/R	1,598,985
28,181	Total National			29,642,836
	Alabama – 3.1%

16,000	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	16,030,560

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
8,790	5.250%, 11/15/20	11/15 at 100.00	Baa1	9,211,744
50,610	5.000%, 11/15/30	11/15 at 100.00	Baa1	51,649,023

30	Butler Industrial Development Board, Alabama, Pollution Control Revenue Bonds, Georgia Pacific-James River Corporation Project, Series 1993, 5.900%, 12/01/12	6/07 at 100.00	B1	30,027

5,550	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	B	5,739,588

9,000	Courtland Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2004A, 4.750%, 5/01/17	11/14 at 100.00	BBB	9,153,360

25	Courtland Industrial Development Board, Alabama, Solid Waste Disposal Revenue Refunding Bonds, Champion International Paper Corporation, Series 1998A, 5.700%, 10/01/28 (Alternative Minimum Tax)	10/08 at 101.00	Baa3	25,479

295	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	306,080

23,335	Huntsville Health Care Authority, Alabama, Revenue Bonds, Series 2007A, RITES PA 1468, 4.820%, 6/01/32 (IF)	6/17 at 100.00	A2	23,405,005

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2	1,594,158
3,775	4.750%, 3/01/36	3/16 at 100.00	Baa2	3,645,404

1,525	Prattville Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Co. Projects, Series 2006A, 4.550%, 12/01/26	12/11 at 100.00	BBB	1,502,400

	Prichard Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2005:
3,065	4.500%, 8/15/12	No Opt. Call	BBB–	3,026,350
24,600	5.000%, 8/15/35	11/15 at 102.00	BBB–	24,924,228

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
1,565	8.125%, 1/01/21 (4)	1/11 at 102.00	N/R	718,022
350	8.250%, 1/01/31 (4)	1/11 at 102.00	N/R	160,153

2,500	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	1/06 at 100.00	N/R	1,139,500

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	2,106,080
13,045	6.000%, 8/01/35	8/15 at 100.00	N/R	13,701,164
167,695	Total Alabama			168,068,325

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Alaska – 0.2%

$5,000	Alaska Industrial Development and Export Authority, Revenue Bonds, Lake Dorothy Hydroelectric Project, Series 2006, 5.000%, 12/01/35 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA		$5,102,350

1,000	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 5.500%, 6/01/36 – ACA Insured	6/16 at 100.00	A		1,073,090

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31 (Pre-refunded 6/01/10)	6/10 at 100.00	AAA		2,159,700

1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	Baa3		992,190
9,000	Total Alaska				9,327,330
	Arizona – 2.1%

40	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 1999A, 6.250%, 11/15/29 (Pre-refunded 11/15/09)	11/09 at 100.00	Baa3	(3)	42,437

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 2002A:
150	5.375%, 2/15/18 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(3)	161,813
1,430	6.250%, 2/15/21 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(3)	1,596,995
30	5.875%, 2/15/27 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(3)	33,014
1,000	6.000%, 2/15/32 (Pre-refunded 2/15/12)	2/12 at 101.00	Baa3	(3)	1,105,920

3,000	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates - Terraces Project, Series 2003A, 7.750%, 11/15/33	11/13 at 101.00	N/R		3,358,860

896	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R		987,258

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
1,400	4.625%, 12/01/26	12/15 at 100.00	BBB		1,370,796
1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		1,158,776
1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,676,115
345	4.750%, 12/01/29	12/15 at 100.00	BBB		342,388
1,855	4.750%, 12/01/30	12/15 at 100.00	BBB		1,838,027
200	5.000%, 12/01/35	12/15 at 100.00	BBB		203,132

10,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB		10,163,200

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11) (Alternative Minimum Tax)	11/07 at 103.00	N/R		19,924,800

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	BB		7,012,186

1,995	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/08 at 100.00	N/R		2,037,513

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,405	5.000%, 4/01/16	4/15 at 100.00	Baa1		3,543,720
2,345	5.000%, 4/01/17	4/15 at 100.00	Baa1		2,430,991
2,000	5.000%, 4/01/18	4/15 at 100.00	Baa1		2,065,260
6,195	5.000%, 4/01/25	4/15 at 100.00	Baa1		6,339,096
5,000	5.000%, 4/01/35	4/15 at 100.00	Baa1		5,073,250

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		429,643

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
315	6.375%, 11/01/13	11/11 at 103.00	N/R		325,124
790	7.250%, 11/01/23	11/11 at 103.00	N/R		855,278
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,850,990

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Arizona (continued)

$2,490	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R		$2,526,080

1,640	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Heritage Elementary School, Series 2004, 7.500%, 7/01/34	7/14 at 100.00	N/R		1,792,914

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–		580,767

4,700	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R	(3)	5,662,513

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
600	6.000%, 6/01/16	No Opt. Call	N/R		619,248
1,240	6.250%, 6/01/26	6/16 at 100.00	N/R		1,301,665
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R		3,152,730

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB		257,610
475	6.000%, 6/01/36	6/16 at 100.00	BB		488,528

2,500	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32 (WI/DD, Settling 5/15/07)	4/17 at 100.00	N/R		2,512,200

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–		1,694,261
1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–		1,087,857

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R		102,714
300	5.400%, 7/01/15	No Opt. Call	N/R		312,747
5,420	6.000%, 7/01/30	7/16 at 100.00	N/R		5,734,631

1,600	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/08 at 101.00	N/R		1,602,416

6,200	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	BBB		6,330,386
107,846	Total Arizona				111,685,849
	Arkansas – 0.4%

45	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	B2		47,219

10,900	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	10/07 at 102.00	B2		10,997,446

4,200	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005A, 5.000%, 2/01/35	2/15 at 100.00	BBB		4,271,232

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
3,000	5.000%, 2/01/25	2/15 at 100.00	BBB		3,076,320
4,205	5.000%, 2/01/30	2/15 at 100.00	BBB		4,295,450
22,350	Total Arkansas				22,687,667
	California – 16.4%

1,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	10/07 at 102.00	BBB–		1,269,350

	ABAG Finance Authority for Non-Profit Corporations, California, Community Facilities District 2006-1 Rincon Hills Special Tax Bonds, Series 2006A:
500	5.200%, 9/01/26	9/16 at 100.00	N/R		515,065
1,560	5.250%, 9/01/36	9/16 at 100.00	N/R		1,604,538

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	California (continued)

$11,345	Affordable Housing Agency, California, Multifamily Housing Revenue Bonds, Westridge at Hilltop Apartments, Series 2003A-S, 6.375%, 12/15/33 (Pre-refunded 12/15/08)	12/08 at 103.00	Baa3	(3)	$12,157,302

12,250	Alameda Public Finance Authority, California, Revenue Bond Anticipation Notes, Alameda Power and Telecom, Series 2004, 7.000%, 6/01/09	No Opt. Call	N/R		12,318,723

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:
2,000	5.000%, 9/02/30	9/14 at 102.00	N/R		2,028,940
3,390	5.100%, 9/02/35	9/14 at 102.00	N/R		3,449,020

2,960	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2003A, 7.000%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R	(3)	3,519,647

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R		1,533,614
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R		2,008,069

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
1,730	5.600%, 9/01/25	9/15 at 102.00	N/R		1,844,959
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R		2,475,059
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R		2,671,175

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
1,000	5.350%, 9/01/28	9/15 at 102.00	N/R		1,049,760
1,490	5.400%, 9/01/35	9/15 at 102.00	N/R		1,563,949

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R		897,912
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R		2,162,303

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/08 at 103.00	N/R		686,829
1,485	5.050%, 9/01/37	9/08 at 103.00	N/R		1,501,677

1,500	Benicia, California, Assessment District Limited Obligation Improvement Bonds, Series 2004B, 5.900%, 9/02/30	3/11 at 100.00	N/R		1,534,875

1,000	Calaveras County Community Facilities District 2, California, Special Tax Bonds, Saddle Creek, Series 2006, 5.000%, 9/01/26	9/07 at 103.00	N/R		1,011,460

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
5,000	0.000%, 6/01/21	12/18 at 100.00	Baa3		4,386,450
4,070	0.000%, 6/01/28	12/18 at 100.00	Baa3		3,562,390
4,990	0.000%, 6/01/36 (Mandatory put 6/01/23)	12/18 at 100.00	Baa3		4,374,134

	California Department of Water Resources, Power Supply Revenue Bonds, 2002A:
5,750	5.500%, 5/01/13 – AMBAC Insured (UB)	5/12 at 101.00	AAA		6,284,520
17,000	5.500%, 5/01/15 – AMBAC Insured (UB)	5/12 at 101.00	AAA		18,565,700
2,000	5.375%, 5/01/17 – XLCA Insured (Pre-refunded 5/01/12) (UB)	5/12 at 101.00	AAA		2,178,420

6,375	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3		6,558,154

2,165	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/30	1/15 at 100.00	BBB–		2,223,823

	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993:
905	5.625%, 5/15/08	5/07 at 100.00	BB		905,154
3,590	5.750%, 5/15/15	5/07 at 100.00	BB		3,591,113

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
4,000	5.250%, 4/01/39	4/16 at 100.00	A+		4,201,760
5,000	5.250%, 3/01/45	3/16 at 100.00	A+		5,250,150

1,900	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–		1,980,047

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

$320	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	$318,560

2,560	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/07 at 101.00	BB–	2,580,838

2,700	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002B, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	2,873,637

6,650	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	7,077,662

5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	5,151,950

7,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	7,640,250

11,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)	4/15 at 101.00	BBB	11,608,630

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	1,040,380

7,800	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	5/07 at 100.00	BB–	7,846,332

30,300	California State, General Obligation Series 2006, 5.000%, 9/01/32	9/16 at 100.00	A+	31,934,079

3,240	California Statewide Community Development Authority, Charter School Revenue Bonds, Lionel Wilson College Preparatory Academy, Series 2001A, 7.250%, 8/01/31	8/09 at 100.00	N/R	3,365,518

650	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/09 at 102.00	N/R	680,193

495	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	9/07 at 103.00	N/R	510,147

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
460	5.250%, 7/01/24	7/15 at 100.00	BBB+	479,343
1,965	5.250%, 7/01/30	7/15 at 100.00	BBB+	2,043,561
10,480	5.250%, 7/01/35	7/15 at 100.00	BBB+	10,852,250
26,340	5.000%, 7/01/39	7/15 at 100.00	BBB+	26,699,804

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,113,897

4,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	AA	4,000,680

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,468,141
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,319,162
800	5.000%, 11/01/29	11/16 at 100.00	N/R	805,112

4,065	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	4,168,373

11,050	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	11,709,464

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, ROLS RR II R-854CE:
4,875	6.576%, 4/01/31 (IF)	4/17 at 100.00	Aaa	5,389,215
5,830	5.908%, 4/01/33 (IF)	No Opt. Call	Aaa	5,911,853

27,250	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	27,377,530

880	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	905,546

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

$4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	$4,437,993

1,500	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.625%, 10/01/33	10/13 at 100.00	N/R	1,644,855

9,580	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	9,872,477

	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A:
11,720	4.875%, 10/01/31	10/15 at 100.00	BBB–	11,996,709
3,070	4.875%, 10/01/35	10/15 at 100.00	BBB–	3,152,000

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,092,406

1,000	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 04-1 – Rancho Madrina, Series 2005, 5.250%, 9/01/34	9/15 at 100.00	N/R	1,023,300

2,000	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	2,126,820

	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01, Series 2005A:
2,170	5.150%, 9/02/29	9/12 at 100.00	N/R	2,207,801
2,715	5.200%, 9/02/35	9/12 at 100.00	N/R	2,763,517

1,435	Carson Public Financing Authority, California, Reassessment Revenue Bonds, Series 2006B, 5.000%, 9/02/31	9/07 at 102.00	N/R	1,454,401

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured (UB)	10/17 at 100.00	AAA	4,195,333

	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2006:
865	5.000%, 9/01/26	9/16 at 100.00	N/R	868,469
500	5.000%, 9/01/30	9/14 at 102.00	N/R	503,490

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
4,000	5.000%, 9/01/26	3/16 at 100.00	N/R	4,058,240
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	5,375,844
3,435	5.000%, 9/01/36	3/16 at 100.00	N/R	3,467,770

	Chino, California, Special Tax Bonds, Community Facilities District 03-3, Area 1, Series 2004:
1,300	5.700%, 9/01/29	9/12 at 102.00	N/R	1,366,703
1,355	5.750%, 9/01/34	9/12 at 102.00	N/R	1,430,704

1,285	Chino, California, Special Tax Bonds, Community Facilities District 06-2, Series 2006, 5.000%, 9/01/36	9/07 at 102.00	N/R	1,297,811

875	Corona, California, Community Facilities District 2003-2, Special Tax Bonds, Highlands Collection, Series 2006, 5.150%, 9/01/26	9/16 at 100.00	N/R	894,793

	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A:
4,500	5.050%, 9/01/34	9/15 at 100.00	N/R	4,528,620
3,115	5.000%, 9/01/34	9/15 at 100.00	N/R	3,135,652

1,025	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2007, 5.000%, 9/01/37	9/07 at 103.00	N/R	1,031,929

1,500	Corona-Norco Inified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006B, 5.000%, 9/01/36	9/14 at 102.00	N/R	1,514,955

	Corona-Norco Unified School District, California, Special Tax Bonds, Community Facilities District 03-1, Series 2004:
1,000	5.375%, 9/01/25	9/14 at 100.00	N/R	1,031,170
1,000	5.375%, 9/01/33	9/14 at 100.00	N/R	1,031,130

2,000	Corona-Norco Unified School District, Riverside County, California, Community Facilities District 04-1 Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	2,049,660

2,230	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005, 5.000%, 8/15/25	8/15 at 100.00	N/R	2,303,189

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

$210	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/07 at 102.00	N/R	$213,671

3,120	Eastern Municipal Water District, California, Community Facilities District 2001-1 Improvement Area A, Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/07 at 102.00	N/R	3,180,091

1,105	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/17 at 100.00	N/R	1,127,995

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/07 at 102.00	N/R	418,467

1,200	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,239,528

1,750	Elsinore Valley Municipal Water District, California, Special Tax Bonds, Series 2004, 5.700%, 9/01/34	9/12 at 102.00	N/R	1,806,385

1,200	Escondido, California, Special Tax Bonds, Community Facilities District 2006-1 Eureka Ranch, Series 2006, 5.150%, 9/01/36	9/16 at 100.00	N/R	1,225,332

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006:
2,610	5.000%, 9/01/26	9/07 at 103.00	N/R	2,639,911
4,655	5.000%, 9/01/36	9/07 at 103.00	N/R	4,701,410

3,500	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	3,737,930

7,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 5.375%, 9/01/36	9/15 at 100.00	N/R	7,733,100

1,500	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Series 2002, 6.200%, 9/01/32	9/12 at 100.00	N/R	1,598,370

31,935	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	AAA	33,325,131

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,000	5.750%, 6/01/47	6/17 at 100.00	BBB	2,141,320
44,500	5.125%, 6/01/47	6/17 at 100.00	BBB	44,637,060

29,890	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	34,701,393

1,590	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,942,439

1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-4, 7.800%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,216,750

2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-5, 7.875%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,440,860

9,365	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A	9,708,040

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/07 at 103.00	N/R	593,167

200	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/07 at 103.00	N/R	208,698

	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1, Huntington Center, Series 2004:
500	5.800%, 9/01/23	9/14 at 100.00	N/R	516,365
1,000	5.850%, 9/01/33	9/14 at 100.00	N/R	1,032,590

	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A:
750	4.750%, 5/15/21	5/16 at 100.00	BBB–	765,465
400	4.875%, 5/15/26	5/16 at 100.00	BBB–	409,988
3,210	5.125%, 5/15/41	5/16 at 100.00	BBB–	3,313,073

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
$1,020	6.000%, 5/15/34	5/14 at 100.00	N/R	$1,083,934
790	6.125%, 5/15/38	5/14 at 100.00	N/R	847,512
2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,776,250

1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	1,062,470

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,564,934

9,015	Independent Cities Lease Finance Authority, California, Senior Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005A, 5.200%, 8/15/45 – ACA Insured	8/15 at 100.00	A	9,459,800

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	1,083,624

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,550	5.100%, 9/01/30	9/15 at 102.00	N/R	2,600,133
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,896,910
2,175	5.150%, 9/01/35	9/15 at 102.00	N/R	2,215,890

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
645	5.050%, 9/01/26	9/08 at 103.00	N/R	654,791
1,885	5.125%, 9/01/36	9/08 at 103.00	N/R	1,921,305

1,540	Irvine Assessment District 87-08, California, Group 7 Limited Obligation Improvement Bonds, Series 2006, 5.100%, 9/02/24	3/16 at 100.00	N/R	1,570,076

515	Irvine Assessment District 93-14, Orange County, California, Group 4 Limited Obligation Improvement Bonds, Series 2006, 5.000%, 9/02/25	3/16 at 100.00	N/R	521,020

1,120	Irvine Assessment District, California, Limited Obligation Improvement Bonds, Assessment District 03-19, Group 3, Series 2005, 5.000%, 9/02/29	3/15 at 100.00	N/R	1,133,250

	Irvine Assessment District, California, Limited Obligation Improvement Bonds, Assessment District 87-08, Group 7, Series 2005:
615	5.000%, 9/02/22	9/15 at 100.00	N/R	623,967
680	5.000%, 9/02/24	9/15 at 100.00	N/R	688,044

1,525	Irvine Assessment District, California, Limited Obligation Improvement Bonds, Assessment District 93-14, Group 3, Series 2005, 5.000%, 9/02/25	9/15 at 100.00	N/R	1,542,004

	Irvine, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006:
750	5.200%, 9/01/26	9/07 at 103.00	N/R	769,755
1,875	5.250%, 9/01/36	9/16 at 100.00	N/R	1,928,531

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
4,455	5.000%, 9/01/26	9/16 at 100.00	N/R	4,506,054
14,705	5.125%, 9/01/36	9/16 at 100.00	N/R	14,988,218

1,565	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 16 – Eastvale Area, Series 2005A, 5.300%, 9/01/34	9/13 at 100.00	N/R	1,602,482

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,754,275

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,289,916

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/09 at 103.00	N/R	3,037,320
8,000	5.150%, 9/01/36	9/09 at 103.00	N/R	8,138,720

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
$1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	$1,237,841
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,262,877

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/08 at 103.00	N/R	926,871
4,660	5.250%, 9/01/37	9/08 at 103.00	N/R	4,769,277

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	1,001,197
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	1,132,505

4,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	4,660,470

1,160	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-6, Center Townhomes, Series 2006, 5.350%, 9/01/36	9/12 at 102.00	N/R	1,194,278

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	2,169,480

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	4,353,467

	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006:
630	5.000%, 9/01/26	9/16 at 100.00	N/R	637,220
1,365	5.000%, 9/01/36	9/14 at 102.00	N/R	1,373,518

60	Los Angeles Regional Airports Improvement Corporation, California, Facilities Lease Revenue Bonds, American Airlines Inc., Terminal 4 Project, Series 2002C, 7.000%, 12/01/12 (Alternative Minimum Tax)	No Opt. Call	B	64,708

640	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B	726,650

	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C:
40	6.125%, 12/01/07 (Alternative Minimum Tax)	No Opt. Call	B	40,334
13,070	7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B	14,839,547

795	Los Banos Redevelopment Agency, California, Project Tax Allocation Bonds, Los Banos Redevelopment Project, Series 2006, 4.400%, 9/01/29 – RAAI Insured	9/16 at 100.00	AA	774,966

520	Madera, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2006, 5.000%, 9/01/36	9/14 at 102.00	N/R	521,310

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:
625	5.200%, 9/01/26	9/15 at 100.00	N/R	638,056
1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	1,020,810

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A:
610	5.000%, 9/01/26	9/14 at 102.00	N/R	614,715
1,560	5.000%, 9/01/36	9/14 at 102.00	N/R	1,569,734

1,415	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	1,514,786

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	1,300,467
1,245	5.300%, 9/01/36	9/07 at 103.00	N/R	1,281,665

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:
$1,900	5.250%, 9/01/26	9/16 at 100.00	N/R	$1,957,114
4,125	5.300%, 9/01/38	9/16 at 100.00	N/R	4,251,968

	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006:
220	5.000%, 9/01/26	9/15 at 101.00	N/R	221,701
510	5.000%, 9/01/36	9/14 at 101.00	N/R	515,085

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	627,700

2,000	Morgan Hill Financing Authority, California, Reassessment Revenue Bonds, Madron Business Park, Series 2005A, 5.250%, 9/02/25	9/10 at 102.00	N/R	2,001,240

875	Multifamily Housing Revenue Bond Pass-Through Certificates, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	925,041

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	372,709
550	5.450%, 9/01/38	9/16 at 100.00	N/R	561,693

	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005:
1,355	5.100%, 9/01/26	9/09 at 103.00	N/R	1,374,160
805	5.300%, 9/01/35	9/09 at 103.00	N/R	821,229
1,815	5.200%, 9/01/35	9/09 at 103.00	N/R	1,843,151

2,720	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	2,751,171

2,000	Oceanside, California, Special Tax Revenue Bonds, Community Facilities District 00-1 – Ocean Ranch Corporate Center, Series 2004, 5.875%, 9/01/34	9/14 at 100.00	N/R	2,114,380

1,250	Orange County, California, Newport Coast Phase IV Assessment District 01-1 Limited Obligation Improvement Bonds, Series 2006, 5.050%, 9/02/33	9/16 at 100.00	N/R	1,273,688

	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A:
500	5.500%, 8/15/23	8/12 at 101.00	N/R	531,965
1,625	5.600%, 8/15/28	8/12 at 101.00	N/R	1,732,364
1,000	5.625%, 8/15/34	8/12 at 101.00	N/R	1,065,380

4,000	Orange County, California, Special Tax Bonds, Community Facilities District 04-1 of Ladera Ranch, Series 2005A, 5.200%, 8/15/34	8/12 at 101.00	N/R	4,161,680

1,755	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	1,824,656

	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006:
580	5.000%, 9/01/26	9/08 at 103.00	N/R	587,244
1,300	5.000%, 9/01/37	9/08 at 103.00	N/R	1,310,634

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,320,638
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,531,603

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	522,066
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,530,705
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	1,070,150

1,390	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,438,567

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

$2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	$2,151,480

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 11, Series 2004:
650	5.375%, 9/01/34	9/11 at 102.00	N/R	668,200
875	5.375%, 9/01/34	9/11 at 102.00	N/R	899,500

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 11, Stonebridge Estates Improvement Area B, Series 2005:
1,760	5.000%, 9/01/30	9/14 at 100.00	N/R	1,770,085
3,355	5.100%, 9/01/35	9/14 at 100.00	N/R	3,382,343

9,125	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Improvement Area B, Series 2005, 5.125%, 9/01/36	9/15 at 100.00	N/R	9,285,418

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa3	1,016,850
1,400	5.000%, 12/15/33	12/12 at 100.00	Baa3	1,416,674

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	2,187,410

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	2,035,220
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,543,290

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:
1,000	5.125%, 9/01/25	9/15 at 101.00	N/R	1,017,750
2,000	5.300%, 9/01/34	9/15 at 101.00	N/R	2,066,040

3,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	3,579,310

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
235	5.000%, 9/01/18	3/14 at 103.00	N/R	239,641
645	5.100%, 9/01/20	9/16 at 100.00	N/R	655,256
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	2,432,426
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	3,347,930

9,690	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	10,086,418

3,195	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005A, 5.150%, 8/01/35	8/15 at 100.00	N/R	3,245,193

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	372,089
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	640,935

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/07 at 102.00	N/R	918,585

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,191,883
700	5.050%, 9/01/30	9/15 at 100.00	N/R	709,219
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	2,348,907

6,250	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/08 at 102.00	N/R	6,381,063

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,573,625

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	920,241

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

$22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	$4,469,740

	Temecula Valley Unified School District, Riverside County, California, Community Facilities District No. 2005-1, Special Tax Bonds, Series 2006:
590	5.000%, 9/01/27	9/07 at 102.00	N/R	598,537
900	5.000%, 9/01/36	9/07 at 102.00	N/R	908,973

4,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	BBB	4,109,560

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
14,950	5.000%, 6/01/37	6/14 at 100.00	BBB	14,845,799
24,630	5.125%, 6/01/46	6/14 at 100.00	BBB	24,657,832

4,050	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	4,068,185

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,235,817
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,864,644

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	8,073,675

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	4,256,772

	West Sacramento, California, Special Tax Bonds, Community Facilities District 20, Bridgeway Lakes II, Series 2005:
1,000	5.125%, 9/01/25	9/13 at 102.00	N/R	1,019,640
1,730	5.300%, 9/01/35	9/13 at 102.00	N/R	1,780,949

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	1,027,350
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	3,878,615

	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006:
700	5.000%, 9/01/26	9/14 at 102.00	N/R	696,094
1,780	5.000%, 9/01/36	9/14 at 102.00	N/R	1,775,799

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	4,735,470

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,598,922
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	7,391,482
882,460	Total California			892,374,870
	Colorado – 6.8%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	3,144,540
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	5,643,512

18,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	19,896,266

1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – XLCA Insured	10/16 at 100.00	AAA	1,168,024

2,835	Bell Mountain Ranch Consolidated Metropolitan District, Colorado, Subordinate Refunding and Improvement Bonds, Series 2003, 7.900%, 11/15/23	No Opt. Call	N/R	3,082,410

3,060	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	3,484,208

925	Bradburn Metropolitan District 3, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R	1,032,198

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Colorado (continued)

$1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		$1,474,775

4,525	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		5,049,402

2,750	Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32	12/12 at 100.00	N/R		2,992,853

3,850	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35	12/12 at 100.00	N/R		4,028,063

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
2,500	6.000%, 12/01/25	12/15 at 100.00	N/R		2,606,200
4,000	6.125%, 12/01/35	12/15 at 100.00	N/R		4,162,080

6,660	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		7,224,235

4,375	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%, 3/15/32	3/12 at 100.00	N/R		4,771,856

1,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		1,207,577

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
405	6.125%, 7/01/12	7/09 at 102.00	N/R		414,850
1,460	6.500%, 7/01/24	7/09 at 102.00	N/R		1,518,181

950	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass Montessori Elementary Charter School, Series 2000, 7.750%, 7/15/31 (Pre-refunded 7/15/08)	7/08 at 100.00	N/R	(3)	975,907

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Denver Arts and Technology Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		3,605,650

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – Platte River Academy, Series 2002A:
945	7.250%, 3/01/22 (Pre-refunded 3/01/10)	3/10 at 100.00	Ba2	(3)	1,010,763
750	7.250%, 3/01/32 (Pre-refunded 3/01/10)	3/10 at 100.00	AAA		820,688

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
565	6.750%, 3/01/14	No Opt. Call	N/R		590,832
730	7.250%, 3/01/24	3/14 at 100.00	N/R		789,597
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,691,706

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003:
485	7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		557,454
875	7.500%, 12/01/33 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		1,013,031

3,676	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2002, 8.000%, 2/15/32 (Pre-refunded 2/15/10)	2/10 at 100.00	AAA		4,062,973

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,995	5.500%, 2/15/26	2/16 at 101.00	N/R		3,008,028
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		2,372,631

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		1,023,126

2,485	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Montessori Peaks Building Foundation, Series 2002A, 8.000%, 5/01/32 (Pre-refunded 3/01/10)	3/10 at 102.00	N/R	(3)	2,762,102

4,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.625%, 8/15/31 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA		4,605,440

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Colorado (continued)

$4,925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pioneer ELOB Charter School, Series 2003, 7.750%, 10/15/33	10/13 at 100.00	N/R		$3,439,128

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Series 2001:
2,575	7.250%, 6/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	Ba1	(3)	2,847,615
1,775	7.375%, 6/01/31 (Pre-refunded 6/01/11)	6/11 at 100.00	Ba1	(3)	2,000,461

3,645	Colorado Educational and Cultural Facilities Authority, Independent School Improvement Revenue Bonds, Heritage Christian School of Northern Colorado, Series 2004A, 7.500%, 6/01/34	6/14 at 100.00	N/R		3,276,600

	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Denver Academy, Series 2003A:
500	7.000%, 11/01/23	11/13 at 100.00	BBB–		558,310
810	7.125%, 11/01/28	11/13 at 100.00	BBB–		903,369

3,865	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Boulder Country Day School, Series 1999, 6.750%, 9/01/24 (Pre-refunded 9/01/09)	9/09 at 101.00	N/R	(3)	4,061,767

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006, 5.500%, 5/01/36	5/16 at 102.00	N/R		3,950,726

4,215	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R		4,477,932

9,350	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Residuals 1646, 5.827%, 9/01/40 (IF)	9/16 at 100.00	AA		9,522,975

2,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	A–		2,043,140

15,010	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	BBB+		15,345,774

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27 (WI/DD, Settling 5/09/07)	12/17 at 100.00	N/R		1,011,610
2,000	5.450%, 12/01/34 (WI/DD, Settling 5/09/07)	12/17 at 100.00	N/R		2,029,640

2,230	Conservatory Metropolitan District, Arapahoe County, Aurora, Colorado, General Obligation Bonds, Series 2003, 7.550%, 12/01/32	12/13 at 102.00	N/R		2,508,795

2,465	Conservatory Metropolitan District, Arapahoe County, Aurora, Colorado, General Obligation Bonds, Series 2005, 6.750%, 12/01/34	12/13 at 102.00	N/R		2,665,528

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R		3,121,230
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R		4,140,115

1,800	Country Club Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/34	12/15 at 100.00	N/R		1,858,968

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R		4,302,015

12,630	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 1992A, 6.875%, 10/01/32 (Alternative Minimum Tax)	10/07 at 100.00	N/R		12,813,135

1,630	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2001A, 6.000%, 12/01/23	12/11 at 100.00	BBB		1,736,129

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006:
500	5.050%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		510,655
355	5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		363,307

800	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Terminal Project, Series 2006A. Bonds, Series 2006A, 5.150%, 5/01/17 (Alternative Minimum Tax)	5/16 at 100.00	N/R		819,448

1,835	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,844,964

3,475	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		3,674,569

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Colorado (continued)

$1,200	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	$1,215,540

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds Anheuser-Busch Companies Project, Series 2007, 4.700%, 9/01/40	3/12 at 100.00	A	13,215,948

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	853,817

1,000	Himalaya Water and Sanitation District, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/35 – RAAI Insured	12/15 at 100.00	AA	1,046,490

5,500	Horse Creek Metropolitan District of Parker County, Colorado, Limted Tax Obligations, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	N/R	5,556,100

1,560	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,567,332

1,000	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,053,340

2,350	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R	2,622,342

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,730,244

	Madre Metropolitan District 2, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2007A:
2,000	5.375%, 12/01/26	12/16 at 100.00	N/R	2,013,300
2,500	5.500%, 12/01/36	12/16 at 100.00	N/R	2,526,775

5,035	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33	12/13 at 102.00	N/R	5,750,826

1,155	Maher Ranch Metropolitan District 4, Colorado, Limited Tax General Obligation Bonds, Series 2006, 7.000%, 12/01/36	12/13 at 102.00	N/R	1,262,704

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–	3,793,055

1,800	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.625%, 12/01/37	12/16 at 100.00	N/R	1,801,872

1,000	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27	12/16 at 100.00	N/R	1,001,050

1,500	Neu Towne Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2004, 7.250%, 12/01/34	12/14 at 100.00	N/R	1,659,465

	Northwest Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2005:
3,585	6.125%, 12/01/25	12/15 at 100.00	N/R	3,831,325
16,500	6.250%, 12/01/35	12/15 at 100.00	N/R	17,657,145

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	2,818,750

1,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	1,691,250

1,100	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	1,129,535

5,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	5,895,296

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
2,765	5.250%, 12/15/21	12/16 at 100.00	N/R	2,816,070
9,180	5.400%, 12/15/31	12/16 at 100.00	N/R	9,359,561

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.500%, 12/01/32	12/17 at 100.00	N/R	2,510,825

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	2,023,288

8,500	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R	8,629,030

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Colorado (continued)

	SBC Metropolitan District, Colorado, General Obligation Bonds, Series 2005:
$750	5.000%, 12/01/25 – ACA Insured	12/15 at 100.00	A	$780,773
720	5.000%, 12/01/29 – ACA Insured	12/15 at 100.00	A	745,898
1,775	5.000%, 12/01/34 – ACA Insured	12/15 at 100.00	A	1,841,403

2,000	Serenity Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 7.500%, 12/01/34	12/14 at 100.00	N/R	2,260,460

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,819,828

4,340	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	4,473,238

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2004:
500	7.000%, 12/01/24	12/14 at 100.00	N/R	555,300
2,845	7.125%, 12/01/34	12/14 at 100.00	N/R	3,162,872

2,750	Tallgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.250%, 12/01/37	12/16 at 100.00	N/R	2,773,788

	Tallyn’s Reach Metropolitan District 2, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004:
750	6.000%, 12/01/18	12/13 at 100.00	N/R	804,428
310	6.375%, 12/01/23	12/13 at 100.00	N/R	336,638

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004:
500	6.625%, 12/01/23	12/13 at 100.00	N/R	549,945
500	6.750%, 12/01/33	12/13 at 100.00	N/R	549,295

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
540	5.100%, 12/01/26	12/16 at 100.00	N/R	547,954
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R	1,014,660

12,507	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R	10,321,122

2,000	Tower Metropolitan District, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/35 – RAAI Insured	12/15 at 100.00	AA	2,078,440

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,204,118

	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A:
1,500	5.000%, 11/15/37	5/16 at 100.00	Baa1	1,524,405
3,000	5.250%, 11/15/39	5/16 at 100.00	Baa1	3,114,750

	Wheatlands Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
4,740	6.000%, 12/01/25	12/15 at 100.00	N/R	4,954,627
8,330	6.125%, 12/01/35	12/15 at 100.00	N/R	8,719,761

2,050	Wildgrass Metropolitan District, Colorado, General Obilgation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,215,804

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
1,750	6.250%, 12/01/25	12/15 at 100.00	N/R	1,847,948
3,450	6.375%, 12/01/35	12/15 at 100.00	N/R	3,648,134
352,803	Total Colorado			366,496,927
	Connecticut – 0.3%

5,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	6,324,413

1,455	Connecticut Development Authority, Health Facilities Revenue Refunding Bonds, Alzheimer’s Resource Center of Connecticut Inc., Series 1994A, 7.125%, 8/15/14	8/07 at 100.00	N/R	1,460,514

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Connecticut (continued)

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care, Series 1997B:
$100	5.125%, 7/01/07	No Opt. Call	BBB–		$100,170
1,195	5.375%, 7/01/17	7/07 at 102.00	BBB–		1,218,661
620	5.500%, 7/01/27	7/07 at 102.00	BBB–		632,059

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
365	5.500%, 1/01/14 (Alternative Minimum Tax)	7/07 at 100.00	BBB		368,099
10	5.500%, 1/01/15 (Alternative Minimum Tax)	7/07 at 100.00	BBB		10,090
2,170	5.500%, 1/01/20 (Alternative Minimum Tax)	7/07 at 100.00	BBB		2,171,367

4,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	Baa3		4,231,560
15,165	Total Connecticut				16,516,933
	Delaware – 0.0%

1,000	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/30	6/15 at 100.00	BBB+		1,019,610
	District of Columbia – 0.1%

3,025	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB		3,612,818
	Florida – 8.3%

7,500	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R		7,637,250

1,905	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R		1,917,325

13,335	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Hospital and Clinics, Series 2007A, RITES PA 1469A, 4.808%, 12/01/37 (IF)	6/17 at 100.00	A		13,359,003

11,670	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Hospital and Clinics, Series 2007B, RITES PA 1469B, 4.808%, 12/01/37 (IF)	6/17 at 100.00	A		11,691,006

4,100	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R		4,462,194

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R		3,250,397

2,495	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R		2,547,370

3,000	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R		3,013,080

2,765	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R		2,898,245

4,000	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R		4,017,160

1,455	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R		1,475,137

2,000	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38 (WI/DD, Settling 5/03/07)	5/17 at 100.00	N/R		2,001,520

9,415	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R		9,532,593

20,255	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R		20,579,688

4,765	Bartram Springs Community Development District, Duval County, Florida, Special Assessment Bonds, Series 2003A, 6.650%, 5/01/34 (Pre-refunded 5/01/13)	5/13 at 102.00	N/R	(3)	5,414,327

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Florida (continued)

$1,900	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	$1,933,117

695	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	760,928

4,950	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	4,995,689

2,135	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	2,249,329

8,800	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34	4/16 at 100.00	A	9,009,528

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	BBB–	2,352,120

4,000	Capital Trust Agency, Florida, Revenue Bonds, Seminole Tribe Convention Center, Series 2003A, 8.950%, 10/01/33 (Pre-refunded 10/01/12) (6)	10/12 at 102.00	AAA	4,881,840

1,555	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,636,638

3,315	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	3,342,150

1,160	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.900%, 5/01/34	5/14 at 101.00	N/R	1,223,858

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	1,021,183

2,800	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,823,548

1,500	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	1,529,100

7,000	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007B, 5.500%, 5/01/17	No Opt. Call	N/R	7,143,010

2,100	Cutler Cay Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.300%, 5/01/34	5/14 at 101.00	N/R	2,306,451

2,760	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/07 at 101.00	N/R	2,789,394

2,915	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	2,957,442

4,235	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	4,247,790

3,490	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,519,351

880	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	881,074

2,000	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	2,019,160

13,315	Estates at Cherry Lake Community Development District, Groveland, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.350%, 5/01/37	5/16 at 100.00	N/R	13,452,411

2,000	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	2,006,920

	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A:
5,035	5.000%, 9/01/22 – AMBAC Insured	9/15 at 101.00	AAA	5,377,279
5,550	5.000%, 9/01/24 – AMBAC Insured	9/15 at 101.00	AAA	5,913,969

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Florida (continued)

$2,680	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	$2,666,573

2,500	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,504,800

4,870	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	5,087,299

3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35	11/15 at 100.00	A+	3,571,855

	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B:
1,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	1,084,800
4,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	4,339,200

7,700	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	7,992,292

4,135	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	4,357,422

	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004:
600	6.125%, 5/01/24	5/14 at 101.00	N/R	654,666
450	6.250%, 5/01/34	5/14 at 101.00	N/R	494,321

1,965	Islands at Doral Southwest Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2003, 6.375%, 5/01/35	5/13 at 101.00	N/R	2,149,749

2,385	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	2,507,446

2,895	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	2,954,116

1,175	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,175,541

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	680,940

2,470	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13	No Opt. Call	N/R	2,484,647

5,000	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.200%, 5/01/15	No Opt. Call	N/R	5,024,350

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,435	5.250%, 6/15/27	6/17 at 100.00	BB	6,502,568
6,120	5.375%, 6/15/37	6/17 at 100.00	BB	6,215,105

2,435	Lee Memorial Health System, Florida, Revenue Bonds, Series 2007A, RITES PA 1470A, 6.202%, 4/01/32 (IF)	4/17 at 100.00	A	2,630,190

8,310	Lee Memorial Health System, Florida, Revenue Bonds, Series 2007A, RITES PA 1470B, 6.413%, 4/01/37 (IF)	4/17 at 100.00	A	8,936,408

620	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	N/R	663,090

4,250	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	4,415,410

965	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	980,315

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/07 at 100.00	BB+	1,010,160

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Florida (continued)

$310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	6/07 at 100.00	BB+		$313,605

2,810	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004A, 6.250%, 5/01/34	5/14 at 101.00	N/R		3,008,639

1,470	Meadowwoods Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2004B, 5.250%, 5/01/11	No Opt. Call	N/R		1,482,392

400	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A, 6.000%, 5/01/24	5/14 at 100.00	N/R		431,588

3,600	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R		3,972,708

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R		1,342,276

3,446	MMA Financial CDD Junior Securitization Trust, Florida, Pass-Through Certificates, Class A, Series 2003I, 8.000%, 11/01/13	11/07 at 100.00	N/R		3,461,469

3,860	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R		3,857,066

1,295	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R		1,288,512

2,355	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16	No Opt. Call	N/R		2,348,500

6,600	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R		6,622,704

2,120	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R		2,130,091

2,920	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R		3,075,110

3,700	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R		3,753,872

1,000	Orlando Utilities Commission, Florida, Subordinate Lien Water and Electric Revenue Bonds, Series 1989D, 6.750%, 10/01/17 (ETM)	No Opt. Call	Aa1	(3)	1,188,310

6,200	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R		6,250,778

1,000	Palm River Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.375%, 5/01/36	5/17 at 100.00	N/R		1,009,630

3,875	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R		3,992,723

7,000	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R		7,024,780

1,000	Principal One Community Development District, Jacksonville, Florida, Special Assessment Bonds, Series 2005, 5.650%, 5/01/35	5/15 at 101.00	N/R		1,057,430

4,930	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R		5,033,185

2,600	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R		2,925,624

2,000	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36	No Opt. Call	N/R		2,086,960

9,145	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R		9,731,469

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Florida (continued)

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:
$3,250	5.125%, 11/01/13	No Opt. Call	N/R	$3,255,330
7,555	5.450%, 5/01/37	5/16 at 100.00	N/R	7,686,684

7,000	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/17 at 100.00	N/R	7,012,390

1,145	Shingle Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 6.100%, 5/01/25	5/16 at 100.00	N/R	1,226,410

10,000	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	10,039,000

2,170	South Kendall Community Development District, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/14 at 101.00	N/R	2,274,920

1,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	N/R	1,069,500

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,750	5.000%, 1/01/16	No Opt. Call	N/R	2,769,058
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	2,338,272
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	8,692,610

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004:
470	6.000%, 5/01/24	5/14 at 101.00	N/R	512,286
500	6.125%, 5/01/34	5/14 at 101.00	N/R	545,555

1,525	Summerville Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.500%, 5/01/36	5/15 at 100.00	N/R	1,556,141

3,850	Terracina Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/14 at 101.00	N/R	4,029,911

13,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	13,164,190

2,935	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38	5/16 at 100.00	N/R	2,954,987

2,185	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.250%, 5/01/37	5/16 at 100.00	N/R	2,191,992

1,615	Valencia Acres Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/35	5/15 at 101.00	N/R	1,689,274

3,900	Verandah East Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/16 at 100.00	N/R	3,996,057

2,000	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,016,380

4,600	Waterstone Community Development District, Florida, Capitol Improvement Revenue Bonds, Series 2007B, 5.500%, 5/01/18	No Opt. Call	N/R	4,643,470

5,590	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	5,742,048

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
1,545	6.000%, 5/01/23	5/13 at 101.00	N/R	1,632,076
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,970,575

6,850	Winter Garden Village at Fowler Groves Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.650%, 5/01/37	5/16 at 100.00	N/R	7,091,737
432,071	Total Florida			444,743,111

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Georgia – 1.8%

	Athens-Clarke County Unified Government Development Authority, Georgia, Catholic Health East Revenue Bonds, Puttable Floating Option Tax-Exempt Receipts, Series 1481-1483B:
$3,335	4.848%, 11/15/32 (IF)	11/17 at 100.00	A1	$3,338,502
3,520	4.818%, 11/15/32 (IF)	11/17 at 100.00	A1	3,523,696

	Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project, Series 2001:
1,520	7.750%, 12/01/14	12/11 at 101.00	N/R	1,679,752
1,400	7.900%, 12/01/24	12/11 at 101.00	N/R	1,550,710

2,000	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	2,065,240

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,250	5.400%, 1/01/20	7/15 at 100.00	N/R	1,292,850
2,000	5.600%, 1/01/30	7/15 at 100.00	N/R	2,084,560

1,240	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	1,271,248

2,820	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa3	2,908,435

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
250	5.350%, 12/01/14	12/08 at 102.00	BB+	250,813
595	5.400%, 12/01/15	12/08 at 102.00	BB+	596,773
890	5.250%, 12/01/22	12/08 at 102.00	BB+	879,792
95	5.375%, 12/01/28	12/08 at 102.00	BB+	95,026

4,260	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	3/08 at 102.00	B2	4,270,820

3,310	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BBB+	3,382,158

4,470	DeKalb County Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, General Motors Corporation Projects, Series 2002, 6.000%, 3/15/21	12/12 at 101.00	B–	4,569,055

15,405	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax) (6)	7/08 at 102.00	B1	15,561,053

3,475	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	B2	3,676,168

8,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	8,220,958

900	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Canterbury Court, Series 2004A, 6.125%, 2/15/34	2/09 at 100.00	N/R	952,488

19,900	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	20,126,661

1,450	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,637,906

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	1,023,210

	Georgia Housing Finance Authority, Single Family Mortgage Bonds, Series 2006B:
1,250	5.000%, 12/01/26 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,278,413
8,800	5.050%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	9,043,320

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	1,058,530
94,195	Total Georgia			96,338,137

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Hawaii – 0.1%

$4,310	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R		$4,333,964
	Idaho – 0.5%

6,100	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R		6,135,807

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
3,145	5.250%, 9/01/26	9/16 at 100.00	BBB–		3,253,880
2,000	5.250%, 9/01/30	9/16 at 100.00	BBB–		2,063,160
10,550	5.250%, 9/01/37	9/16 at 100.00	BBB–		10,843,185

3,620	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/09 at 102.00	BBB–		3,839,625
25,415	Total Idaho				26,135,657
	Illinois – 5.8%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 0.000%, Step Coupon, 1/01/24	1/15 at 102.00	N/R		7,873,393

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 0.000%, Step Coupon, 3/01/27	3/15 at 102.00	N/R		4,143,120

4,088	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R		4,189,974

950	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA		984,609

8,250	Caseyville, Illinois, Tax Increment Revenue Bonds, Forest Lakes Project, Series 2004, 7.000%, 12/30/22	12/14 at 100.00	N/R		8,711,258

4,000	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R		4,269,960

1,290	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/09 at 100.00	N/R		1,340,246

	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006:
1,500	5.850%, 5/01/26	5/14 at 102.00	N/R		1,544,280
2,475	6.000%, 5/01/41	5/14 at 102.00	N/R		2,545,142

4,095	Gilberts, Illinois, Special Tax Bonds, Special Service Area 9, Big Timber Project, Series 2005, 4.750%, 3/01/30 – AGC Insured	3/15 at 100.00	AAA		4,152,289

5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16	No Opt. Call	N/R		4,960,100

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BBB–		886,570

1,000	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.125%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	BBB	(3)	1,118,390

2,020	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational Advancement Foundation Fund, University Center Project, Series 2002, 6.000%, 5/01/22 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		2,248,704

3,750	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB		3,843,150

39,500	Illinois Finance Authority, Illinois, Northwestern University Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	2/15 at 100.00	AAA		41,336,355

10,000	Illinois Finance Authority, Guaranteed Solid Waste Revenue Bonds, Waste Management Inc. Project, Series 2005, 5.050%, 8/01/29 (Alternative Minimum Tax)	8/15 at 101.00	BBB		10,228,300

5,640	Illinois Finance Authority, Multifamily Housing Revenue Bonds. Plum Creek of Rolling Meadows Project, Series 2006, 6.500%, 12/01/37	12/16 at 103.00	N/R		5,778,518

5,100	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	N/R		5,273,247

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
$6,540	5.000%, 8/15/26	8/16 at 100.00	N/R		$6,600,037
7,850	5.100%, 8/15/31	8/16 at 100.00	N/R		8,000,092

20,445	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R		20,446,022

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
500	5.250%, 5/15/15	No Opt. Call	N/R		509,940
2,250	5.500%, 5/15/26	5/17 at 100.00	N/R		2,314,643
4,000	5.750%, 5/15/38	5/17 at 100.00	N/R		4,181,440
350	5.400%, 5/15/38	5/12 at 100.00	N/R		354,004

9,045	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BBB–		9,254,120

10,750	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R		11,888,640

5,000	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.100%, 8/15/33	8/13 at 100.00	AAA		5,196,600

100	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 6.350%, 5/15/15	5/10 at 101.00	Baa2		106,501

5,235	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32	5/12 at 100.00	Baa2		5,450,734

	Illinois Health Facilities Authority, Revenue Bonds, Holy Cross Hospital, Series 1994:
2,705	6.700%, 3/01/14	9/07 at 100.00	B2		2,705,812
5,750	6.750%, 3/01/24	9/07 at 100.00	B2		5,750,460

	Illinois Health Facilities Authority, Revenue Bonds, Midwest Physicians Group Ltd., Series 1998:
60	5.375%, 11/15/08	No Opt. Call	BB+		60,227
1,750	5.500%, 11/15/19	11/08 at 102.00	N/R		1,760,168

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R		2,836,626

3,030	Illinois Health Facilities Authority, Revenue Bonds, Victory Health Services, Series 1997A, 5.750%, 8/15/27 (Pre-refunded 8/15/07)	8/07 at 101.00	N/R	(3)	3,076,298

2,200	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006G, 4.800%, 7/01/32	7/16 at 100.00	A+		2,218,546

300	Libertyville, Illinois, Affordable Housing Revenue Bonds, Liberty Towers Project, Series 1999A, 7.000%, 11/01/29 (Alternative Minimum Tax)	11/09 at 100.00	A3		307,890

18,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R		19,411,920

4,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	A		4,311,040

9,617	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 4.000%, 1/01/36 (PIK)	7/07 at 100.00	N/R		9,629,809

3,429	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R		3,738,193

2,894	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Unit 2 Project, Series 2004, 6.375%, 3/01/34	3/14 at 103.00	N/R		3,141,119

	North Chicago, Illinois, General Obligation Bonds, Series 2005A:
2,355	5.000%, 11/01/20 – FGIC Insured	11/15 at 100.00	AAA		2,524,207
1,060	5.000%, 11/01/22 – FGIC Insured	11/15 at 100.00	AAA		1,131,433

4,880	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R		4,920,992

5,834	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R		6,105,631

6,000	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R		6,320,580

2,055	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R		2,204,193

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Illinois (continued)

$3,315	Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R		$3,525,105

3,750	Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R		3,798,188

—	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax) (5)	No Opt. Call	N/R		221

3,528	Round Lake Village, Lake County, Illinois, Lakewood Grove Special Service Area 3 Special Tax Bonds, Series 2003, 6.750%, 3/01/33 (Pre-refunded 3/01/13)	3/13 at 102.00	N/R	(3)	4,058,153

2,092	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 1, Series 2003, 6.700%, 3/01/33 (Pre-refunded 3/01/13)	3/13 at 102.00	N/R	(3)	2,401,219

4,500	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R		4,709,520

2,676	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R		2,792,219

6,335	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R		6,468,922

3,172	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R		3,510,706

3,962	Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R		4,257,486

3,840	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R		4,018,790
299,052	Total Illinois				311,426,051
	Indiana – 1.4%

2,725	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R		2,964,010

2,420	East Chicago, Indiana, Exempt Facilities Revenue Bonds, Inland Steel Company Project 14, Series 1996, 6.700%, 11/01/12 (Alternative Minimum Tax)	No Opt. Call	BBB		2,563,579

1,500	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	Baa3		1,618,380

5,340	Fort Wayne, Indiana, Pollution Control Revenue Bonds, General Motors Corporation Project, Series 2002, 6.200%, 10/15/25	12/12 at 101.00	B–		5,499,346

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
8,070	5.000%, 8/01/24	8/16 at 100.00	Baa2		8,270,701
6,865	5.125%, 8/01/29	8/16 at 100.00	Baa2		7,094,428
16,905	5.250%, 8/01/36	8/16 at 100.00	Baa2		17,549,926

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB–		2,152,160

950	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A, 5.250%, 2/15/36	2/16 at 100.00	A–		989,634

1,130	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax) (6)	12/07 at 102.00	B2		1,140,746

1,245	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax) (6)	4/09 at 102.00	B2		1,262,828

195	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax) (6)	4/10 at 101.00	B2		203,104

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2		1,879,133

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	Baa1		936,298

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Indiana (continued)

$1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	BBB+	$1,584,333

3,810	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35	3/15 at 102.00	N/R	3,938,892

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23	2/15 at 100.00	BBB	3,150,544
2,500	5.375%, 2/15/34	2/15 at 100.00	BBB	2,585,775

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,340,955

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
230	5.550%, 5/15/19	5/11 at 100.00	N/R	233,673
250	6.000%, 5/15/26	5/16 at 100.00	N/R	267,250
265	5.700%, 5/15/28	5/11 at 100.00	N/R	270,297
270	6.000%, 5/15/38	5/16 at 100.00	N/R	286,616

5,240	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	5,659,829
71,320	Total Indiana			74,442,437
	Iowa – 0.8%

1,725	Adair County Memorial Hospital, Iowa, Hospital Revenue Bonds, Series 2007A, 5.100%, 12/01/37	12/17 at 100.00	N/R	1,745,338

1,200	Carroll County, Iowa, Hsopital Revenue Bonds, Saint Anthony Regional Hospital Project, Series 2006A, 5.000%, 11/01/31	11/16 at 100.00	Baa3	1,215,852

4,900	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BBB–	5,153,526

6,475	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A,, 4.600%, 7/01/41	7/16 at 100.00	AA–	6,510,742

	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A:
350	5.450%, 11/01/26	11/13 at 101.00	N/R	352,741
1,000	5.550%, 11/01/41	11/13 at 100.00	N/R	1,008,050

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,055	5.500%, 6/01/42	6/15 at 100.00	BBB	1,096,156
10,255	5.625%, 6/01/46	6/15 at 100.00	BBB	10,739,754

4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 0.000%, 6/01/34	6/17 at 100.00	BBB	4,605,210

	Palo Alto County, Iowa, Critical Access Hospital Revenue Bonds, Palo Alto County Hospital Project, Series 2006:
420	5.125%, 8/01/29	8/16 at 100.00	N/R	424,561
5,760	5.125%, 8/01/36	8/16 at 100.00	N/R	5,799,226

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	2,317,185

	Washington County Hospital, Iowa, Revenue Bonds, Washington County Hospital Project, Series 2006:
1,525	5.375%, 7/01/26	7/16 at 100.00	N/R	1,573,327
1,275	5.500%, 7/01/32	7/16 at 100.00	N/R	1,328,474
42,690	Total Iowa			43,870,142
	Kansas – 1.0%

2,350	Kansas Independent College Financing Authority, Educational Facilities Revenue Bonds, Newman University, Series 2006, 5.000%, 10/01/28	10/17 at 100.00	N/R	2,358,437

	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A:
1,000	5.050%, 9/01/26	9/14 at 100.00	N/R	1,008,290
1,500	5.150%, 9/01/31	9/14 at 100.00	N/R	1,516,410

1,200	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006B, 5.000%, 9/01/22	9/14 at 100.00	N/R	1,233,660

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Kansas (continued)

$2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	$2,143,040

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	1,005,250
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	4,776,797

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	2,769,856

3,200	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2001A, 7.375%, 1/01/32	1/11 at 101.00	N/R	3,487,296

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax)	6/11 at 102.00	N/R	2,538,700

14,740	Wyandotte County-Kansas City Unified Government, Kansas, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 6.000%, 6/01/25	3/12 at 101.00	B–	14,983,357

	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005:
4,000	4.750%, 12/01/16	12/15 at 100.00	N/R	4,119,240
10,000	5.000%, 12/01/20	12/15 at 100.00	N/R	10,428,400
51,060	Total Kansas			52,368,733
	Kentucky – 0.3%

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.800%, 10/01/12	4/08 at 102.00	BB–	509,835
1,000	5.850%, 10/01/17	4/08 at 102.00	BB–	1,020,600
6,390	5.875%, 10/01/22	4/08 at 102.00	BB–	6,514,669

	Louisville & Jefferson County Metropolitan Government, Kentucky, Revenue Bonds, Farmdale Adult Citizens Towers Inc., Series 2006A:
1,605	5.500%, 12/01/21	12/13 at 100.00	N/R	1,620,344
1,390	5.625%, 12/01/31	12/13 at 100.00	N/R	1,394,087

2,640	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	2,702,647

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,250,882
15,715	Total Kentucky			16,013,064
	Louisiana – 3.0%

2,100	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16	5/07 at 100.00	N/R	2,108,841

13,510	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17	5/07 at 100.00	N/R	13,512,972

1,455	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17	5/07 at 100.00	N/R	1,457,881

1,100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	1,137,169

2,560	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2005A, 4.750%, 3/01/19 (Alternative Minimum Tax)	3/15 at 100.00	BBB	2,546,099

760	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	3/08 at 102.00	B2	766,300

10,780	Greystone Community Development District, Louisiana, Special Assessment Bonds, Livingston Parish, Series 2005, 5.950%, 9/01/20	9/07 at 100.00	N/R	10,788,840

18,750	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax)	No Opt. Call	CCC+	23,758,688

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Louisiana (continued)

$2,500	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	$2,510,750

10,000	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (WI/DD, Settling 5/11/07)	No Opt. Call	N/R	9,948,700

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	11,739,170

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17	9/16 at 100.00	N/R	2,287,038

685	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	685,329

27,475	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (6)	No Opt. Call	AAA	32,967,802

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	10,062,150

1,050	Louisiana Local Government Environmental Facilities and Community Development Authority, Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007A, 7.000%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	1,055,513

3,470	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.000%, 8/15/33	8/15 at 100.00	A+	3,563,343

3,280	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, Drivers 1753, 5.486%, 7/01/37 – CIFG Insured (IF)	7/17 at 100.00	Aaa	3,178,714

3,400	Morehouse Parish, Louisiana, Pollution Control Revenue Refunding Bonds, International Paper Company, Series 2001A, 5.250%, 11/15/13	No Opt. Call	BBB	3,595,330

3,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R	3,017,280

	Ouachita Parish Industrial Development Authority, Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
880	8.250%, 3/01/19 (Alternative Minimum Tax)	3/10 at 102.00	N/R	929,174
800	8.500%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	847,664

5,505	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	10/07 at 100.00	N/R	5,638,496

8,580	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	9,163,011

145	West Feliciana Parish, Louisiana, Pollution Control Revenue Bonds, Gulf States Utilities Company, Series 1985C, 7.000%, 11/01/15	5/07 at 100.00	BBB–	146,576

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R	2,300,923
147,675	Total Louisiana			159,713,753
	Maine – 0.2%

1,565	Bucksport, Maine, Solid Waste Revenue Bonds, International Paper Company, Series 2004A, 4.000%, 3/01/14	No Opt. Call	BBB	1,501,946

6,530	Jay, Maine, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2004A, 4.900%, 11/01/17 (Alternative Minimum Tax)	11/14 at 100.00	BBB	6,675,162

245	Maine Finance Authority, Solid Waste Recycling Facilities Revenue Bonds, Bowater Inc. – Great Northern Paper, Series 1992, 7.750%, 10/01/22 (Alternative Minimum Tax)	10/07 at 100.00	Ba3	246,845
8,340	Total Maine			8,423,953
	Maryland – 2.4%

65	Baltimore, Maryland, Pollution Control Revenue Bonds, General Motors Corporation, Series 1993, 5.350%, 4/01/08	No Opt. Call	B–	64,952

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Maryland (continued)

$500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R		$523,560

6,800	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1		7,270,424

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R		1,027,200

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax)	9/16 at 100.00	Aa2		7,303,606

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,925	5.000%, 12/01/16	No Opt. Call	N/R		1,972,817
45,800	5.000%, 12/01/31	12/16 at 100.00	N/R		46,372,500

2,400	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R		2,466,312

3,500	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/07 at 100.00	N/R		3,496,395

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18	1/17 at 100.00	N/R		766,785
3,630	5.500%, 7/01/38	1/17 at 100.00	N/R		3,743,655

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2001A:
25	6.750%, 4/01/20 (Pre-refunded 4/01/09)	4/09 at 100.00	N/R	(3)	26,148
800	6.750%, 4/01/23 (Pre-refunded 4/01/11)	4/11 at 101.00	N/R	(3)	886,048

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/37	7/16 at 100.00	N/R		1,043,190

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
2,160	5.250%, 1/01/27	1/17 at 100.00	N/R		2,227,586
5,345	5.300%, 1/01/37	1/17 at 100.00	N/R		5,507,274

1,925	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/35	6/16 at 100.00	Baa1		1,966,522

	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A:
420	5.500%, 5/01/20	5/15 at 100.00	N/R		444,062
1,400	6.000%, 5/01/35	5/15 at 100.00	N/R		1,506,218

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
2,170	5.200%, 7/01/07	No Opt. Call	B3		2,163,989
2,250	5.300%, 7/01/08	1/08 at 100.00	B3		2,161,980
5,450	5.375%, 7/01/14	7/07 at 100.00	B3		4,917,208
18,435	5.300%, 7/01/24	7/07 at 100.00	B3		15,477,473

	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005:
1,900	4.700%, 7/01/15	No Opt. Call	N/R		1,933,307
13,460	5.200%, 7/01/34	7/15 at 100.00	N/R		13,805,653

1,800	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R		1,835,460
132,245	Total Maryland				130,910,324
	Massachusetts – 1.5%

12,710	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Ba3		13,219,544

4,215	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R		4,279,700

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Massachusetts (continued)

$1,055	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	$1,170,607

3,235	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	3,293,715

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B:
870	5.300%, 12/01/14 (Alternative Minimum Tax)	12/08 at 102.00	BBB	896,848
1,000	5.500%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB	1,036,140

1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/09 at 102.00	BBB	1,070,670

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,950	5.250%, 10/01/26 (WI/DD, Settling 5/01/07)	10/12 at 102.00	BBB–	2,009,105
850	5.250%, 10/01/37 (WI/DD, Settling 5/01/07)	10/12 at 102.00	BBB–	868,097

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:
270	5.700%, 7/01/15	1/09 at 101.00	BBB	279,334
1,480	5.625%, 7/01/20	1/09 at 101.00	BBB	1,520,493
200	5.750%, 7/01/28	1/09 at 101.00	BBB	207,112

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:
180	6.500%, 7/01/12	No Opt. Call	BBB	199,265
430	6.250%, 7/01/22	7/12 at 101.00	BBB	468,889

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	2,036,700

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D:
7,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	7,224,630
5,365	5.375%, 7/01/35	7/15 at 100.00	BBB–	5,598,699

870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB–	928,412

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
2,425	6.250%, 7/01/24	7/14 at 100.00	BB–	2,597,272
5,650	6.375%, 7/01/34	7/14 at 100.00	BB–	6,029,341

14,915	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	15,148,867

9,875	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.700%, 6/01/38 (Alternative Minimum Tax)	6/16 at 100.00	AA	9,755,315

95	Massachusetts Industrial Finance Agency, Pollution Control Revenue Bonds, General Motors Corporation, Series 1984, 5.550%, 4/01/09	10/07 at 100.00	B–	95,238
77,640	Total Massachusetts			79,933,993
	Michigan – 4.2%

560	Allegan Hospital Finance Authority, Michigan, Revenue Bonds, Allegan General Hospital, Series 1999, 7.000%, 11/15/21	11/09 at 101.00	N/R	597,184

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB–	1,069,562

2,400	Chippewa County Hospital Finance Authority, Michigan, Revenue Bonds, Chippewa County War Memorial Hospital, Series 1997B, 5.625%, 11/01/14	11/07 at 102.00	BB+	2,403,216

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,545	5.000%, 11/01/26	11/16 at 100.00	BB+	2,547,850
1,170	5.250%, 11/01/36	11/16 at 100.00	BB+	1,187,047

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Michigan (continued)

$1,235	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/09 at 100.00	N/R	$1,259,342

890	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/09 at 100.00	N/R	925,431

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB	1,210,872
500	5.750%, 11/01/30	11/15 at 100.00	BB	505,860
2,425	5.750%, 11/01/35	11/15 at 100.00	BB	2,437,125

7,440	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/09 at 101.00	BB–	7,520,873

9,665	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB	10,310,042

100	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	102,603

1,110	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	1,144,876

775	East Lansing, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007-B1, 5.250%, 7/01/37	7/12 at 100.00	N/R	775,535

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	1,051,140
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,584,810

900	Grand Traverse Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.000%, 11/01/36	11/17 at 100.00	BBB–	918,063

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:
180	5.500%, 7/01/20	7/15 at 100.00	BBB	190,476
3,500	6.250%, 7/01/40	7/15 at 100.00	BBB	3,910,795

1,600	Meridian, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007 A1, 5.250%, 7/01/26	7/12 at 100.00	N/R	1,604,976

7,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – FSA Insured (Alternative Minimum Tax)	7/15 at 100.00	AAA	7,652,543

825	Michigan Job Development Authority, Pollution Control Revenue Bonds, General Motors Corporation, Series 1984, 5.550%, 4/01/09	10/07 at 100.00	B–	825,825

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
1,500	7.500%, 10/01/12	10/09 at 102.00	Ba1	1,543,695
2,900	7.900%, 10/01/21	10/09 at 102.00	Ba1	3,074,116
10,550	8.000%, 10/01/31	10/09 at 102.00	Ba1	11,177,409

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
1,000	7.250%, 10/01/11	10/09 at 102.00	Ba1	1,039,000
750	7.625%, 10/01/21	10/09 at 102.00	Ba1	810,323

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	1,185,420

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
1,040	6.000%, 2/01/16	No Opt. Call	BB	1,050,806
1,055	6.375%, 2/01/26	2/16 at 100.00	BB	1,064,717
2,855	6.500%, 2/01/36	2/16 at 100.00	BB	2,870,703

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
770	5.125%, 8/15/18	8/08 at 101.00	BB–	771,756
2,490	5.250%, 8/15/23	8/08 at 101.00	BB–	2,498,043
4,895	5.250%, 8/15/28	8/08 at 101.00	BB–	4,898,231

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Michigan (continued)

$19,505	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	8/07 at 100.00	BB–	$19,482,374

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:
790	6.625%, 1/01/16	7/07 at 101.00	Ba3	797,600
505	6.700%, 1/01/26	1/08 at 100.00	Ba3	509,858

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
240	5.000%, 5/15/25	5/15 at 100.00	BBB	245,820
105	5.000%, 5/15/30	5/15 at 100.00	BBB	107,052
5,090	5.000%, 5/15/37	5/15 at 100.00	BBB	5,163,601

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	11,006,272

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	2,310,053
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	11,682,720

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
150	6.375%, 8/15/09	8/07 at 100.00	BB–	150,126
2,460	6.250%, 8/15/13	8/07 at 100.00	BB–	2,461,574
8,320	6.500%, 8/15/18	8/07 at 100.00	BB–	8,326,323

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Pontiac Osteopathic Hospital, Series 1994A:
1,575	6.000%, 2/01/14	8/07 at 100.00	BBB–	1,575,473
2,960	6.000%, 2/01/24	8/07 at 100.00	BBB–	2,961,539

190	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	10/07 at 100.00	Ba3	193,133

9,425	Michigan Strategic Fund, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, General Motors Corporation, Series 1995, 6.200%, 9/01/20	9/07 at 100.00	B–	9,657,798

19,305	Midland County Economic Development Corporation, Michigan, Subordinated Pollution Control Limited Obligation Revenue Refunding Bonds, Midland Cogeneration Project, Series 2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)	7/07 at 101.00	BB–	19,641,679

5,475	Midland County Economic Development Corporation, Michigan, Subordinated Pollution Control Limited Obligation Revenue Refunding Bonds, Midland Cogeneration Project, Series 2000B, 6.750%, 7/23/09	7/07 at 101.00	BB–	5,570,484

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	3,490,509

2,710	Nataki Talibah Schoolhouse, Wayne County, Michigan, Certificates of Participation, Series 2000, 8.250%, 6/01/30	6/10 at 102.00	N/R	2,858,860

	Pontiac Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
5	6.000%, 8/01/07	No Opt. Call	Ba3	5,003
7,980	6.000%, 8/01/13	8/07 at 100.00	Ba3	7,984,868
5,050	6.000%, 8/01/18	8/07 at 100.00	Ba3	5,029,043
4,320	6.000%, 8/01/23	8/07 at 100.00	Ba3	4,210,272

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:
450	4.750%, 11/01/11	No Opt. Call	BB+	445,694
1,070	5.000%, 11/01/15	No Opt. Call	BB+	1,073,306
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,720,703
4,295	5.350%, 11/01/25	11/15 at 100.00	BB+	4,334,428
2,185	5.500%, 11/01/30	11/15 at 100.00	BB+	2,213,864
5,150	5.500%, 11/01/35	11/15 at 100.00	BB+	5,200,470
218,985	Total Michigan			224,130,764

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Minnesota – 2.0%

	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006:
$1,000	5.250%, 2/01/14	No Opt. Call	N/R	$1,025,500
830	5.500%, 2/01/18	2/16 at 100.00	N/R	859,058
905	5.500%, 2/01/19	2/16 at 100.00	N/R	936,557
1,430	5.500%, 2/01/24	2/16 at 100.00	N/R	1,473,930
3,740	5.600%, 2/01/32	2/16 at 100.00	N/R	3,863,196

6,500	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.250%, 12/01/46	12/14 at 100.00	N/R	6,609,460

3,250	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB	3,594,240

1,000	Eveleth, Minnesota, Health Care Revenue Bonds, Arrowhead Senior Living Community, Series 2007, 5.200%, 10/01/27	4/14 at 101.00	N/R	1,002,530

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005:
1,000	5.000%, 4/01/25	4/13 at 101.00	BBB	1,023,930
1,100	5.000%, 4/01/31	4/12 at 101.00	BBB	1,121,208

	Inver Grove Heights, Minnesota, Revenue Bonds, Presbyterian Homes Care Centers, Series 2006:
965	5.375%, 10/01/26	10/13 at 101.00	N/R	980,884
525	5.500%, 10/01/33	10/13 at 101.00	N/R	534,697
1,000	5.500%, 10/01/41	10/13 at 101.00	N/R	1,011,780

	Madelia, Minnesota, Revenue Bonds, Madelia Community Hospital Inc., Series 2006:
615	5.250%, 10/01/31	10/11 at 101.00	N/R	621,470
800	5.300%, 10/01/36	10/11 at 101.00	N/R	810,520

	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006:
1,000	4.750%, 11/01/20	11/15 at 100.00	BBB+	1,004,510
4,335	4.750%, 11/01/28	11/15 at 100.00	BBB+	4,308,990

2,500	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	2,490,200

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
600	5.200%, 2/01/22	2/14 at 100.00	N/R	605,148
50	5.350%, 2/01/30	2/14 at 100.00	N/R	50,489

650	Moorhead Economic Development Authority, Minnesota, Multifamily Revenue Bonds, Evenitde Senior Housing, Series 2006A, 5.150%, 6/01/29	6/14 at 100.00	N/R	653,803

	Northfield Hospital, Minnesota, Revenue Bonds, Series 2006:
1,000	5.250%, 11/01/21	11/16 at 100.00	BBB–	1,045,270
3,000	5.375%, 11/01/26	11/16 at 100.00	BBB–	3,160,830
1,500	5.375%, 11/01/31	11/16 at 100.00	BBB–	1,579,230

	Northfield Housing and Redevelopment Authority, Minnesota, Northfield Retirement Center Project Revenue Bonds, Series 2006A:
685	5.125%, 12/01/21	12/13 at 101.00	N/R	681,493
2,000	5.375%, 12/01/36	12/13 at 101.00	N/R	2,016,620

1,000	Pine City, Minnesota, Health Care and Housing Revenue Bonds, North Branch Senior Living LLC GNMA Collateralized Mortgage Loan, Series 2006A, 5.000%, 10/20/47	4/14 at 100.00	Aaa	1,032,040

	Pine City, Minnesota, Lease Revenue Bonds, Lakes International Language Academy, Series 2006A:
500	6.000%, 5/01/26	5/14 at 102.00	N/R	510,980
400	6.250%, 5/01/35	5/14 at 102.00	N/R	408,968

	Prior Lake Economic Development Authority, Minnesota, Senior Housing Revenue Bonds, Shepherds Path Project, Series 2006B:
3,000	5.700%, 8/01/36	8/16 at 100.00	N/R	3,099,900
2,000	5.750%, 8/01/41	8/16 at 100.00	N/R	2,044,120

1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,430,550

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Minnesota (continued)

$1,000	Rochester, Minnesota, Healthcare & Housing Revenue Bonds, Madonna Meadows, Series 2007A, 5.300%, 4/01/37 (WI/DD, Settling 5/09/07)	4/14 at 101.00	N/R	$1,003,160

	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A:
1,000	5.050%, 10/01/27 (WI/DD, Settling 5/09/07)	10/17 at 100.00	N/R	1,003,170
1,750	5.250%, 10/01/42 (WI/DD, Settling 5/09/07)	10/17 at 100.00	N/R	1,774,465

8,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	Baa1	8,288,320

4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Pease Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	4,090,920

2,115	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	2,234,244

100	Sartell, Minnesota, Environmental Improvement Revenue Bonds, International Paprt Company Project, Series 2003A, 5.200%, 6/01/27	6/13 at 100.00	BBB	103,326

	Sherburne County, Minnesota, Health Care Facilities Revenue Bonds, Guardian Angels Health Services, Series 2006:
500	5.450%, 10/01/31	10/13 at 101.00	N/R	507,500
500	5.550%, 10/01/36	10/13 at 101.00	N/R	506,795

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,717,936

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
500	6.625%, 12/01/23	6/14 at 102.00	N/R	536,630
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,284,809

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	413,536
1,000	6.000%, 9/01/36	9/14 at 102.00	N/R	1,036,410

1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,184,271

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	2,123,058

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	848,279
2,225	5.375%, 5/01/43	5/14 at 101.00	N/R	2,233,611

10,500	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	Baa3	11,593,995

1,400	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB	1,451,492

1,700	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,765,569

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,503,840
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	806,840

5,000	Washington County Housing & Redevelopment Authority, Minnesota, Healthcare & Housing Revenue Bonds, Birchwood & Woodbury, Series 2007A, 5.625%, 6/01/37	6/17 at 100.00	N/R	5,026,500
101,905	Total Minnesota			105,630,777
	Mississippi – 0.1%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	A3	318,249

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Mississippi (continued)

$1,442	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R		$1,505,421

1,000	Perry County, Mississippi, Pollution Control Revenue Refunding Bonds, Leaf River Forest Project, Series 1999, 5.200%, 10/01/12 (ETM)	3/12 at 100.00	B2	(3)	1,063,310
2,742	Total Mississippi				2,886,980
	Missouri – 2.4%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R		254,620
600	5.625%, 3/01/25	3/16 at 100.00	N/R		612,084

	Broadway-Fairview Transportation Development District, Missouri, Transportation Sales Tax Revenue, Columbia, Series 2006A:
675	5.875%, 12/01/31	12/16 at 100.00	N/R		695,912
475	6.125%, 12/01/36	12/16 at 100.00	N/R		488,485

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:
9,040	5.750%, 4/01/22	4/16 at 100.00	N/R		9,229,117
4,165	5.875%, 4/01/30	4/16 at 100.00	N/R		4,267,834

200	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.125%, 8/01/26	8/14 at 100.00	N/R		204,480

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R		590,189
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R		2,959,470

	Grindstone Plaza Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A:
525	5.250%, 10/01/21	10/16 at 100.00	N/R		531,788
760	5.400%, 10/01/26	10/16 at 100.00	N/R		774,288
1,160	5.500%, 10/01/31	10/16 at 100.00	N/R		1,182,574
1,750	5.550%, 10/01/36	10/16 at 100.00	N/R		1,779,558

3,350	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/19	3/16 at 100.00	BBB+		3,464,637

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R		7,710,898

2,330	Kansas City Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Pickwick Apartments Project, Series 2004, 8.000%, 2/01/34 (Alternative Minimum Tax)	2/14 at 102.00	N/R		2,042,222

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,585	5.150%, 6/01/16	6/14 at 102.00	N/R		2,647,247
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R		3,087,720

10,760	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	BBB+		11,120,890

6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AAA		6,650,572

3,980	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	AAA		4,229,785

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R		1,307,419
1,900	5.350%, 6/15/32	6/15 at 103.00	N/R		1,924,529

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:
2,605	7.000%, 12/15/15 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		2,590,438
8,010	6.875%, 12/15/20 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		7,976,919
10,885	7.200%, 12/15/28 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		10,842,331
24,270	7.250%, 12/15/35 (Alternative Minimum Tax)	12/10 at 102.00	Caa2		24,177,046

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Missouri (continued)

$1,360	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Series 2006, 5.125%, 5/01/26	5/13 at 100.00	N/R	$1,368,718

2,535	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	10/07 at 100.00	N/R	2,535,000

1,770	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,770,071

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	2,394,145

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	504,620
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	1,017,280

1,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,018,520

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	686,995

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	1,020,400
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	2,550,175
127,075	Total Missouri			128,208,976
	Montana – 0.8%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/10 at 101.00	B2	10,146,483

32,965	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	33,293,331
42,775	Total Montana			43,439,814
	Nevada – 2.3%

7,785	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	7/07 at 100.00	B	7,784,222

5,660	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1995A, 5.600%, 10/01/30 (Alternative Minimum Tax)	7/07 at 100.00	B	5,696,394

15,005	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1997A, 5.900%, 11/01/32 (Alternative Minimum Tax)	5/07 at 100.00	B	15,012,052

4,600	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2004B, 5.000%, 12/01/33 – FGIC Insured (Alternative Minimum Tax)	12/14 at 100.00	AAA	4,776,226

4,000	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2005A, 4.850%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/15 at 100.00	AAA	4,054,520

7,130	Clark County, Nevada, Industrial Development Revenue Refunding Bonds, Nevada Power Company, Series 1995B, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/07 at 100.00	B	7,130,499

1,295	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/07 at 103.00	N/R	1,338,033

	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company, Series 1995D:
25	5.300%, 10/01/11	7/07 at 100.00	B	25,002
645	5.450%, 10/01/23	7/07 at 100.00	B	644,955

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23	1/10 at 102.00	N/R	1,048,390
38,950	7.375%, 1/01/40	1/10 at 102.00	N/R	40,933,334

19,160	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Ventanas Retirement Community, Series 2004A, 7.000%, 11/15/34	11/14 at 100.00	N/R	20,260,359

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Nevada (continued)

$6,115	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Ventanas Retirement Community, Series 2004B, 6.750%, 11/15/23	11/14 at 100.00	N/R	$6,412,372

1,645	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,666,188

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	A	1,112,050

3,150	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	3,247,524

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	2,409,010
119,540	Total Nevada			123,551,130
	New Hampshire – 0.3%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
4,200	5.000%, 7/01/32	7/16 at 100.00	BBB+	4,272,366
4,180	5.000%, 7/01/36	7/16 at 100.00	BBB+	4,242,700

1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Exeter Hospital, Series 2001A, 5.750%, 10/01/31	10/11 at 101.00	A+	1,601,250

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	207,976

335	New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Littleton Hospital Association, Series 1998A, 5.450%, 5/01/08	No Opt. Call	BB+	336,685

1,000	New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Littleton Hospital Association, Series 1998B, 5.800%, 5/01/18	5/08 at 102.00	BB+	1,031,630

4,000	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	4,216,160
15,415	Total New Hampshire			15,908,767
	New Jersey – 3.7%

10,000	Bayonne Medical Center Inc., New Jersey Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 9/11/07 (8)	9/07 at 100.00	N/R	4,509,000

2,750	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BBB–	2,882,358

1,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	1,077,220

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/08 at 101.00	N/R	1,017,160

50	New Jersey Economic Development Authority, General Motors Corporation, Series 1984, 5.350%, 4/01/09	No Opt. Call	B–	49,965

2,155	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	4/08 at 100.00	Ba1	2,227,882

400	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	5/07 at 100.00	CCC+	400,656

3,290	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	1/08 at 102.00	BB+	3,264,799

290	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/08 at 101.00	B3	290,180

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,035	6.625%, 9/15/12 (Alternative Minimum Tax)	No Opt. Call	B	1,103,062
12,280	6.250%, 9/15/19 (Alternative Minimum Tax)	9/09 at 101.00	B	12,674,311
12,850	6.400%, 9/15/23 (Alternative Minimum Tax)	9/09 at 101.00	B	13,288,057
37,130	6.250%, 9/15/29 (Alternative Minimum Tax)	9/09 at 101.00	B	38,396,504

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
$1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	$1,616,430
2,375	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	2,534,719

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	2,442,980

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/30	7/15 at 100.00	Baa3	1,060,300

10,910	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Holy Name Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	BBB	11,106,053

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
540	5.500%, 7/01/23	7/13 at 100.00	Ba1	561,546
740	5.500%, 7/01/33	7/13 at 100.00	Ba1	769,526

8,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006, 5.000%, 7/01/46	7/16 at 100.00	Baa1	8,154,480

145	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	168,100

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
1,000	6.750%, 10/01/11 (Alternative Minimum Tax)	10/08 at 100.00	N/R	1,015,290

4,490	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,991,533

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
1,600	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,819,600
5,220	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	6,069,503
3,410	7.000%, 6/01/41 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	4,008,932
1,255	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,425,366

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
25,870	4.750%, 6/01/34	6/17 at 100.00	BBB	24,620,220
44,250	5.000%, 6/01/41	6/17 at 100.00	BBB	43,634,925
198,535	Total New Jersey			197,180,657
	New Mexico – 0.4%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,583,230
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,588,340

12,500	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003A, 4.875%, 4/01/33	4/16 at 101.00	BBB	12,686,250

1,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	BBB	1,014,900

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,130,007
500	5.750%, 9/01/21	9/16 at 100.00	N/R	521,035
3,500	6.000%, 9/01/32	9/16 at 100.00	N/R	3,661,245
21,590	Total New Mexico			22,185,007
	New York – 4.3%

750	Amherst Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Beechwood Health Care Center Inc., Series 2007, 5.200%, 1/01/40	1/17 at 102.00	N/R	761,760

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	516,955

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001:
$1,000	5.500%, 7/01/11	No Opt. Call	Ba2	$1,048,600
1,785	5.750%, 7/01/12	7/11 at 101.00	Ba2	1,900,829
1,550	5.750%, 7/01/13	7/11 at 101.00	Ba2	1,648,131
2,355	5.750%, 7/01/15	7/11 at 101.00	Ba2	2,493,003
1,405	5.750%, 7/01/16	7/11 at 101.00	Ba2	1,485,689
200	5.750%, 7/01/17	7/11 at 101.00	Ba2	211,172
3,200	5.375%, 7/01/20	7/11 at 101.00	Ba2	3,335,136
19,025	5.500%, 7/01/30	7/11 at 101.00	Ba2	19,887,974

500	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.125%, 7/01/21 – RAAI Insured	7/09 at 101.00	AA	527,440

7,665	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health Obligated Group, Series 2000A, 5.500%, 7/01/26	7/08 at 100.00	BBB	7,801,207

	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health, Series 2000C:
4,000	5.000%, 7/01/13	7/08 at 100.00	BBB	4,032,520
2,625	5.500%, 7/01/26	7/08 at 100.00	BBB	2,663,824

4,020	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.150%, 8/01/16	No Opt. Call	N/R	4,088,059

62,000	Erie County Tobacco Asset Securitization Corporation, New York, Settlement Backed Bonds, 3rd Subordinate Series 2005D, 0.000%, 6/01/55	6/15 at 7.17	N/R	2,576,720

5,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	AA–	5,734,250

3,445	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Linden Boulevard Apartments, Series 2006A, 4.750%, 1/15/39 (Alternative Minimum Tax)	1/17 at 100.00	AAA	3,441,968

22,400	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B	27,087,648

1,290	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	B2	1,369,812

1,305	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	B2	1,385,740

1,045	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	B2	1,121,285

	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
24,110	6.250%, 3/01/15	3/09 at 103.00	N/R	25,576,611
23,390	6.500%, 3/01/35	3/09 at 103.00	N/R	24,871,990

9,000	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005B, 6.750%, 3/01/15	3/09 at 103.00	N/R	9,634,320

6,500	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	6,733,025

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	8/07 at 102.00	CCC+	199,120
325	5.400%, 7/01/20 (Alternative Minimum Tax)	8/07 at 102.00	CCC+	323,612

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	8/07 at 100.00	CCC+	2,351,100

2,040	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/08 at 102.00	Ba2	2,041,489

95	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	Ba2	105,625

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	New York (continued)

	New York City Industrial Development Authority, New York, JetBlue,:
$1,000	5.000%, 5/15/20 (Alternative Minimum Tax)	5/12 at 100.00	B	$991,470
1,000	5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	997,430

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005O, 5.000%, 6/01/24	6/15 at 100.00	AA–	5,262,900

10	New York City, New York, Industrial Development Agency Revenue Bonds, Harlem Auto Mall Empowerment Zone General Motors Project, Series 2004, 5.125%, 12/30/23 – MBIA Insured (Alternative Minimum Tax)	7/14 at 100.00	B–	9,480

3,000	New York City, New York, Multifamily Housing Revenue Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 (Alternative Minimum Tax)	1/17 at 100.00	AAA	2,997,330

3,500	New York Liberty Development Corporation, Revenue Bonds, National Sports Museum, 2006A, 6.125%, 2/15/19	2/16 at 100.00	N/R	3,691,940

1,250	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	11/11 at 101.00	Baa3	1,307,338

2,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%, 11/15/24 (Mandatory put 11/15/14) (Alternative Minimum Tax)	11/11 at 101.00	Baa3	2,619,675

1,900	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa3	1,994,848

1,070	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/11 at 101.00	Baa3	1,116,813

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
2,925	6.750%, 10/01/19 (Alternative Minimum Tax)	10/07 at 101.00	N/R	2,959,193

6,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	6,054,180

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/09 at 101.00	N/R	99,752

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,500	5.000%, 6/01/26	6/16 at 100.00	BBB	2,553,175
13,960	5.000%, 6/01/34	6/16 at 100.00	BBB	14,194,947
5,680	5.125%, 6/01/42	6/16 at 100.00	BBB	5,812,287

5,000	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2005, 5.125%, 6/01/45	6/15 at 100.00	BBB	5,105,950

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998A, 6.150%, 3/01/15	3/08 at 102.00	N/R	1,006,560

	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998C:
1,500	6.150%, 3/01/15	3/08 at 102.00	N/R	1,509,840
1,600	6.200%, 3/01/20	3/08 at 102.00	N/R	1,610,864
275,525	Total New York			228,852,586
	North Carolina – 1.8%

	Charlotte Housing Authority, North Carolina, GNMA Multifamily Housing Mortgage Revenue Bonds, South Oak Crossing, Series 2006:
2,235	4.700%, 8/20/36 (Alternative Minimum Tax)	8/16 at 100.00	Aaa	2,215,533
2,485	4.800%, 8/20/48 (Alternative Minimum Tax)	8/16 at 100.00	Aaa	2,449,663

25,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45	1/15 at 100.00	AA	25,846,000

6,845	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	7,228,252

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	North Carolina (continued)

$5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	$5,708,175

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	AAA	2,397,260

7,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 26-A, 4.700%, 7/01/38 (Alternative Minimum Tax)	1/16 at 100.00	AA	6,914,880

5,350	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	5,521,040

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
3,800	5.400%, 10/01/27	10/16 at 100.00	N/R	3,950,556
5,360	5.500%, 10/01/31	10/16 at 100.00	N/R	5,596,001
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,737,684

11,000	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 4.500%, 11/01/36 (UB)	11/16 at 100.00	AA–	10,832,140

11,690	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 4.500%, 11/01/36	11/16 at 100.00	AA–	11,511,611

	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Series 2005C:
750	5.250%, 10/01/24	10/15 at 100.00	N/R	771,285
1,600	5.500%, 10/01/32	10/15 at 100.00	N/R	1,664,048
92,270	Total North Carolina			94,344,128
	North Dakota – 0.3%

2,000	Burleigh County Industrial Development Authority, North Dakota, The Missouri Slope Lutheran Care Center, Series 2006, 5.375%, 11/01/28	11/15 at 100.00	N/R	2,035,480

	Fort Yates Public School District 4 Building Authority, North Dakota, Lease Revenue Bonds, Series 2005:
1,705	5.000%, 7/15/20 – ACA Insured	7/15 at 100.00	A	1,799,372
2,410	5.000%, 7/15/24 – ACA Insured	7/15 at 100.00	A	2,517,848

	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006:
2,765	5.125%, 12/01/21	12/15 at 100.00	N/R	2,785,876
1,750	5.200%, 12/01/26	12/15 at 100.00	N/R	1,770,458
3,000	5.300%, 12/01/34	12/15 at 100.00	N/R	3,035,340

	Lincoln Municipal Industrial Development Act Revenue Bonds, North Dakota, Missouri Slope Lutheran Care Center, Series 2006:
640	5.250%, 11/01/26	11/15 at 100.00	N/R	645,235
2,840	5.350%, 11/01/41	11/15 at 100.00	N/R	2,861,414

395	Oakes, North Dakota, Industrial Development Revenue Bonds, Omniquip International Inc. Project, Series 1999, 5.800%, 2/01/14 (Alternative Minimum Tax)	2/08 at 100.00	N/R	395,664
17,505	Total North Dakota			17,846,687
	Ohio – 2.3%

	Belmont County, Ohio, Revenue Bonds, Ohio Valley Health Services and Education Corporation, Series 1998:
500	5.700%, 1/01/13	1/08 at 102.00	B	493,775
1,270	5.800%, 1/01/18	1/08 at 102.00	B	1,246,162

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,143,431

1,875	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	N/R	1,934,175

12,415	Coshocton County, Ohio, Environmental Revenue Bonds, Smurfit-Stone Container Corporation, Series 2005, 5.125%, 8/01/13	No Opt. Call	CCC+	12,485,890

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Ohio (continued)

$1,030	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1998A, 5.625%, 2/01/18	2/08 at 102.00	AAA	$1,062,249

7,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A	7,317,730

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	1,008,680
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	1,001,840

1,465	Lake Local School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/20 – FSA Insured	6/15 at 100.00	AAA	1,565,528

4,435	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1994, 6.750%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	B–	4,669,789

1,080	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1999, 5.650%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	B–	1,083,445

4,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	9/08 at 102.00	N/R	4,066,960

2,300	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)	9/09 at 102.00	N/R	2,378,499

470	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/09 at 101.00	Ba3	478,474

7,965	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/10 at 101.00	Ba3	8,182,683

34,520	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Ba1	34,995,340

7,060	Ohio, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 5.625%, 3/01/15	No Opt. Call	B–	7,102,501

7,035	Ohio, Solid Waste Revenue Bonds, General Motors Corporation, Series 2002, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	B–	7,236,060

11,000	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A, 7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	11,321,970

8,900	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	9,182,753

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	514,550

65	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/08 at 103.00	Baa3	67,102

2,500	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	N/R	2,578,900

1,025	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	1,054,541

1,275	Trumbull County, Ohio, Sewerage Disposal Revenue Bonds, General Motors Corporation, Series 1994, 6.750%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	B–	1,345,087
122,825	Total Ohio			125,518,114
	Oklahoma – 1.8%

700	Haskell County Public Finance Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 5.250%, 4/01/31 – RAAI Insured	4/16 at 100.00	Aa3	745,339

	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
2,780	5.500%, 9/01/25	9/16 at 100.00	BBB–	2,971,236
5,210	5.375%, 9/01/29	9/16 at 100.00	BBB–	5,499,155
6,710	5.375%, 9/01/36	9/16 at 100.00	BBB–	7,048,654

6,800	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	7,026,168

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Oklahoma (continued)

	Oklahoma Development Finance Authority, Revenue Refunding Bonds, Hillcrest Healthcare System, Series 1999A:
$1,250	5.125%, 8/15/10 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	$1,301,063
1,000	5.750%, 8/15/12 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	1,054,460
815	5.750%, 8/15/13 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	859,385
1,000	5.750%, 8/15/15 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	1,054,460
1,730	5.625%, 8/15/19 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	1,819,493
6,020	5.625%, 8/15/29 (Pre-refunded 8/15/09)	8/09 at 101.00	AAA	6,331,415

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
1,100	5.250%, 5/15/16	5/14 at 100.00	BBB+	1,153,009
610	5.000%, 5/15/18	5/14 at 100.00	BBB+	626,555
450	5.000%, 5/15/19	5/14 at 100.00	BBB+	461,394

4,000	Tulsa Industrial Authority, Oklahoma, Student Housing Revenue Bonds, University of Tulsa, Series 2006, 5.000%, 10/01/37	10/16 at 100.00	A2	4,155,160

755	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	6/07 at 100.00	B	757,695

16,540	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/07 at 100.00	B	16,555,051

25	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	6/09 at 100.00	B	25,488

110	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	111,151

27,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	B–	32,003,640

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
1,985	6.000%, 5/01/25	5/16 at 103.00	N/R	2,129,131
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,864,151
90,230	Total Oklahoma			97,553,253
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	3,070,980

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	7/07 at 100.00	N/R	404,285
130	5.000%, 10/01/21	7/07 at 100.00	N/R	105,117
680	5.350%, 10/01/31	10/07 at 100.00	N/R	553,683

3,905	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax) (7)	8/07 at 100.00	B	3,908,944

2,630	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/07 at 102.00	B2	2,656,879

500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	8/07 at 100.00	B	500,515

3,965	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	4,009,805
15,310	Total Oregon			15,210,208
	Pennsylvania – 2.8%

2,600	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,615,626

2,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.000%, 4/01/25	4/15 at 100.00	Baa2	2,378,478

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Pennsylvania (continued)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
$650	9.250%, 11/15/15	11/10 at 102.00	Ba3		$767,468
3,525	9.250%, 11/15/22	11/10 at 102.00	Ba3		4,155,658
8,185	9.250%, 11/15/30	11/10 at 102.00	Ba3		9,664,848
6,250	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	Baa3		6,643,938
3,625	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	No Opt. Call	N/R		3,858,559
8,750	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	BB+		9,088,975
4,130	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005A, 4.700%, 3/01/19 (Alternative Minimum Tax)	3/15 at 100.00	BBB		4,178,073
1,000	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB		1,017,480
2,635	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		2,739,056
25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	10/08 at 102.00	BB+		25,407
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,875	5.125%, 10/15/15	No Opt. Call	N/R		2,905,389
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R		5,068,958
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R		12,620,307
1,500	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R	(3)	1,738,440
	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A:
7,000	6.100%, 7/01/13	1/08 at 102.00	BB+		7,222,810
110	6.200%, 7/01/19	1/08 at 102.00	BB+		113,376
	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
4,475	5.875%, 7/01/31	7/16 at 100.00	N/R		4,648,048
2,455	5.900%, 7/01/40	7/16 at 100.00	N/R		2,550,917
500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R		510,175
20	Monroeville Hospital Authority, Pennsylvania, Revenue Bonds, Forbes Health System, Series 1992, 7.000%, 10/01/13	10/07 at 100.00	Ba3		20,033
2,380	Montgomery County Higher Education and Health Authority, Pennsylvania, Catholic Health East Revenue Bonds, Puttable Floating Option Tax-Exempt Receipts, Rites Series PA-1483A, 4.837%, 11/15/34 (IF)	8/07 at 100.00	A1		2,382,499
2,515	New Morgan Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)	10/07 at 100.00	BB–		2,527,726
600	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R		647,340
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	4/09 at 102.00	N/R		2,095,580
750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/08 at 102.00	N/R		780,180
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2001A:
1,250	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2		1,376,450
12,000	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2		13,213,920

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Pennsylvania (continued)

$7,425	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2		$8,176,113

3,300	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	B2		3,633,828

1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	A		1,082,030

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
580	5.250%, 6/01/09	6/08 at 100.00	BB+		581,752
2,000	5.250%, 6/01/14	6/08 at 100.00	BB+		2,002,820
200	5.125%, 6/01/18	6/08 at 100.00	BB+		198,572

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
1,000	6.400%, 1/01/09 (Alternative Minimum Tax)	7/07 at 100.00	BB+		1,000,940
1,000	6.500%, 1/01/13 (Alternative Minimum Tax)	7/07 at 100.00	BB+		1,015,390
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	7/07 at 100.00	B+		1,515,150

4,900	Pennsylvania Economic Development Financing Authority, Subordinate Resource Recovery Revenue Bonds, Colver Project, Series 2005G, 5.125%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		4,993,492

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny General Hospital, Series 1991A:
100	7.125%, 9/01/07 (Pre-refunded 7/19/07)	7/07 at 100.00	Ba3	(3)	100,166
5	7.250%, 9/01/17 (Pre-refunded 7/19/07)	7/07 at 100.00	Ba3	(3)	5,009

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2		1,048,130

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
350	5.250%, 1/01/27	1/17 at 100.00	BBB		363,006
1,090	5.375%, 1/01/32	1/17 at 100.00	BBB		1,134,101

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BBB–		5,614,373

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
1,125	5.800%, 5/01/16	No Opt. Call	BB+		1,137,173
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+		1,407,131
985	6.250%, 5/01/33	5/16 at 100.00	BB+		1,001,597

3,005	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/16 – FSA Insured	9/14 at 100.00	AAA		3,208,439

2,450	Saint Mary’s Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East Issue F, Puttable Floating Optio Tax-Exempt Receipts, Rites PA-1483B, 4.838%, 11/15/34 (IF)	8/07 at 100.00	A1		2,452,573

1,000	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R		1,029,430
142,220	Total Pennsylvania				150,256,929
	Puerto Rico – 0.1%

1,700	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3		1,836,782

135	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+		137,789

1,450	Puerto Rico Municipal Finance Agency, Series 2005A, 5.250%, 8/01/25	8/15 at 100.00	BBB		1,550,471

280	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/07 at 101.00	CCC+		281,764

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Puerto Rico (continued)
$60,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005B, 0.000%, 5/15/55	5/15 at 7.38	N/R		$2,243,400
30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB		31,474
63,595	Total Puerto Rico				6,081,680
	Rhode Island – 0.4%
	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005:
1,180	6.750%, 1/15/13	No Opt. Call	N/R		1,262,010
10,500	7.250%, 7/15/35	7/15 at 103.00	N/R		11,822,895
3,025	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 50A, 4.650%, 10/01/34	10/14 at 100.00	AA+		3,048,504
2,880	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006A-1, Residuals 1591, 5.837%, 10/01/43 – FGIC Insured (Alternative Minimum Tax) (IF)	4/16 at 100.00	AAA		2,757,485
1,500	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R		1,628,280
19,085	Total Rhode Island				20,519,174
	South Carolina – 1.2%
1,280	Georgetown County, South Carolina, Pollution Control Facilities Revenue Bonds, International Paper Company Project Refunding, Series 1999A, 5.125%, 2/01/12	No Opt. Call	BBB		1,329,331
4,650	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R		4,737,513
3,550	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 0.000%, 5/01/20	5/16 at 101.00	N/R		3,206,005
	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
1,000	5.250%, 10/01/26	11/16 at 100.00	N/R		1,026,490
2,215	5.300%, 10/01/35	11/16 at 100.00	N/R		2,276,909
850	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB		923,763
5,000	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Calhoun School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	Aa3		4,915,800
8,600	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	AA		8,480,116
	South Carolina Jobs and Economic Development Authority, Revenue Bonds, Wesley Commons, Series 2006:
2,500	5.125%, 10/01/26	10/16 at 100.00	N/R		2,536,275
1,500	5.300%, 10/01/36	10/16 at 100.00	N/R		1,533,870
	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23	8/13 at 100.00	BBB+		77,176
900	6.250%, 8/01/31	8/13 at 100.00	BBB+		999,162
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
20	6.000%, 8/01/20 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(3)	22,421
20	6.000%, 8/01/20 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(3)	22,368
1,780	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(3)	2,080,873
220	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(3)	256,586
25	7.000%, 8/01/30 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(3)	29,322
230	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(3)	262,600
35	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(3)	39,867
4,100	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	AA		4,123,452

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	South Carolina (continued)

	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$2,310	6.000%, 5/15/22	5/11 at 101.00	BBB	$2,456,870
9,170	6.375%, 5/15/28	5/11 at 101.00	BBB	9,906,351
9,905	6.375%, 5/15/30	No Opt. Call	BBB	11,548,438

300	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/07 at 100.00	B	299,985
60,230	Total South Carolina			63,091,543
	South Dakota – 0.1%

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	No Opt. Call	A–	1,020,360

3,335	South Dakota Health and Educational Facilities Authority, Revenue Refunding Bonds, Sanford Health, Series 2007, Rites PA 1487, 6.710%, 11/01/40 (IF)	5/17 at 100.00	AA–	3,677,304
4,335	Total South Dakota			4,697,664
	Tennessee – 1.2%

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002:
3,550	6.375%, 4/15/22	4/12 at 101.00	Ba2	3,651,495
19,950	6.500%, 4/15/31	4/12 at 101.00	Ba2	20,595,782

28,415	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	9/07 at 100.00	B–	28,812,526

3,550	McMinn County Industrial Development Board, Tennessee, Pollution Control Facilities Revenue Bonds, Bowater Inc. – Calhoun Newsprint Company Project, Series 1991, 7.625%, 3/01/16 (Alternative Minimum Tax)	9/07 at 100.00	B+	3,568,212

500	McMinn County Industrial Development Board, Tennessee, Solid Waste Recycling Facilities Revenue Bonds, Bowater Inc. – Calhoun Newsprint Company Project, Series 1992, 7.400%, 12/01/22 (Alternative Minimum Tax)	6/07 at 100.00	B+	506,740

7,725	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	8,021,872
63,690	Total Tennessee			65,156,627
	Texas – 6.3%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,662,645

775	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 1991, 7.000%, 12/01/11 (Alternative Minimum Tax)	No Opt. Call	CCC+	825,507

25,750	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	25,058,098

105	Angelina & Neches River Authority, Texas, Solid Waste Disposal Revenue Bonds, Champion International Project, Series 1995, 6.300%, 4/01/18 (Alternative Minimum Tax)	3/08 at 100.00	Baa3	106,699

	Austin Convention Enterprises Inc., Teaxs, Convention Center Hotel Revenue Bonds, First Tier Series 2006B:
1,500	5.750%, 1/01/24	1/17 at 100.00	BB	1,588,845
4,000	5.750%, 1/01/34	1/17 at 100.00	BB	4,227,480

9,060	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26	1/11 at 100.00	N/R	9,368,493

11,675	Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Rutland Place Apartments, Series 1998A, 6.500%, 11/01/33	11/08 at 102.00	B3	11,580,199

225	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Baa2	244,469

2,055	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	Baa2	2,188,575

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Texas (continued)

$760	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	Baa2	$781,462

340	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	Baa2	384,931

4,420	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	Baa2	4,813,601

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Baa2	1,771,929

24,760	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Baa2	25,520,627

2,525	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Baa2	2,743,488

295	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999A, 5.375%, 4/01/19	4/09 at 101.00	BBB–	300,555

500	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 7.750%, 12/01/18	12/08 at 102.00	BBB–	524,690

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	A	6,786,331

2,280	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2005, 4.800%, 3/01/25	3/15 at 100.00	BBB	2,301,660

9,650	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)	5/07 at 100.00	CCC+	9,662,449

4,550	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	11/07 at 100.00	CCC+	4,562,058

13,765	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/09 at 101.00	CCC+	14,259,714

2,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC	3,013,608

95	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Refunding Bonds, American Airlines Inc., Series 2000C, 6.150%, 5/01/29 (Mandatory put 11/01/07) (Alternative Minimum Tax)	11/07 at 100.00	CCC+	95,374

1,250	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, A.W. Brown Fellowship Charter School, Series 2006A, 5.125%, 8/15/36 – ACA Insured	8/16 at 100.00	A	1,296,688

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
375	6.000%, 2/15/14	2/13 at 100.00	N/R	386,685
895	7.000%, 2/15/24	2/13 at 100.00	N/R	946,418
1,085	7.250%, 2/15/29	2/13 at 100.00	N/R	1,151,207

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
2,020	7.000%, 9/01/25	9/14 at 100.00	N/R	2,221,131
15,660	7.125%, 9/01/34	9/14 at 100.00	N/R	17,262,018

1,000	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/15/20	8/16 at 100.00	AAA	1,072,500

3,410	Fort Worth Higher Education Finance Corporation, Texas, Higher Education Revenue Bonds, Texas Wesleyan University, Series 1997A, 6.000%, 10/01/16	10/07 at 100.00	Ba2	3,420,776

615	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BBB–	689,581

2,130	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Baa3	2,432,609

540	Gulf Coast Waste Disposal Authority, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 6.100%, 8/01/24 (Alternative Minimum Tax)	8/12 at 100.00	BBB	577,762

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Texas (continued)

	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C:
$4,000	5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB		$4,118,640
8,000	5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB		8,237,280

50	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation Project, Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)	4/08 at 102.00	BBB		51,123

3,300	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R		3,505,920

630	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R		629,710

8,605	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R		8,633,483

	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A:
250	7.000%, 2/15/23	2/14 at 101.00	N/R		279,645
1,400	7.125%, 2/15/34	2/14 at 101.00	N/R		1,565,438

1,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–		1,261,179

2,560	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998C, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–		2,603,725

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
11,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B–		12,351,423
1,100	7.375%, 7/01/22 (Alternative Minimum Tax)	7/11 at 101.00	B–		1,206,513
14,105	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B–		15,075,706

2,360	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/07 at 100.00	B–		2,363,658

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B:
810	6.125%, 7/15/17 (Alternative Minimum Tax)	7/07 at 100.00	B–		811,409
2,895	6.125%, 7/15/27 (Alternative Minimum Tax)	7/07 at 100.00	B–		2,899,487

5,750	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–		6,012,143

2,610	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	5/09 at 101.00	BBB–		2,682,584

1,500	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29	4/08 at 102.00	BBB–		1,573,500

5,475	Matagorda County, Texas, Navigation District 1, Central Power and Light Company, Series 2007, Residuals 1672, 4.936%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	Aaa		5,178,803

4,670	Matagorda County, Texas, Navigation District 1, Central Power and Light Company, Series 2007, Residuals 1673, 5.329%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	Aaa		4,336,095

3,500	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.200%, 4/01/18 (Alternative Minimum Tax)	4/12 at 100.00	B+		3,532,025

1,000	Orchard Higher Education Finance Corporation, Texas, Charter School Revenue Bonds, NYOS Charter School, Series 2006A, 5.000%, 2/15/31 – ACA Insured	2/14 at 100.00	A		1,030,090

	Orchard Higher Educational Finance Corporation, Texas, Charter School Revenue Bonds, A.W. Brown Fellowship Charter School, Series 2005A:
1,135	5.250%, 2/15/24 – ACA Insured	2/14 at 100.00	A		1,197,504
2,120	5.000%, 2/15/32 – ACA Insured	2/14 at 100.00	A		2,180,293

25	Parker County Hospital District, Texas, Hospital Revenue Bonds, Campbell Health System, Series 1999, 5.700%, 8/15/08 (ETM)	No Opt. Call	BB–	(3)	25,632

395	Parker County Hospital District, Texas, Hospital Revenue Bonds, Campbell Health System, Series 1999, 6.250%, 8/15/19 (Pre-refunded 8/15/09)	8/09 at 102.00	BB–	(3)	424,036

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Texas (continued)

$1,010	Port Corpus Christi Industrial Development Corporation, Texas, Environmental Facilities Revenue Bonds, Citgo Petroleum Corporation, Series 2003, 8.250%, 11/01/31 (Alternative Minimum Tax)	5/07 at 102.00	BBB–	$1,032,685

320	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/10 at 101.00	Baa2	334,867

14,015	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Baa2	14,445,541

2,125	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	Baa2	2,174,661

90	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	Baa2	94,563

3,875	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	Baa2	4,148,924

5,755	Sea Breeze Public Facility Corporation, Texas, Multifamily Housing Revenue Bonds, Sea Breeze Senior Apartments, Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)	1/21 at 100.00	N/R	5,903,939

5,830	Texas Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, Humble Parkway Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative Minimum Tax)	7/21 at 100.00	N/R	6,106,109

10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 5.048%, 12/15/26	12/26 at 100.00	N/R	10,002,500

3,750	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB	4,174,688

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	4,088,535

425	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	Baa2	455,532

9,280	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33 (WI/DD, Settling 5/16/07)	7/17 at 100.00	BBB+	9,349,322

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – MBIA Insured (UB)	8/16 at 100.00	AAA	14,751,600
326,445	Total Texas			336,661,372
	Utah – 0.5%

750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/08 at 101.00	N/R	750,668

3,000	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	3,337,680

4,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/07 at 102.00	N/R	4,635,410

5,000	Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1995, 7.500%, 2/01/10 (Alternative Minimum Tax)	8/07 at 100.00	BB–	5,036,500

	Salt Lake County, Utah, College Revenue Bonds, Westminster College, Series 2005:
1,425	5.000%, 10/01/25	10/15 at 100.00	BBB	1,464,872
2,025	5.125%, 10/01/28	10/15 at 100.00	BBB	2,091,299
2,245	5.125%, 10/01/30	10/15 at 100.00	BBB	2,314,573

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,530	5.550%, 11/15/21	11/16 at 100.00	N/R	1,584,392
945	5.550%, 11/15/26	11/16 at 100.00	N/R	973,690
4,095	5.700%, 11/15/36	11/16 at 100.00	N/R	4,231,486

15	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)	7/09 at 101.50	Aa2	15,304
25,555	Total Utah			26,435,874

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Virgin Islands – 0.1%
$1,800	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	$1,810,134
2,575	Virgin Islands Public Finance Authority, Senior Lien Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	BBB	2,749,122
1,200	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	1,312,752
625	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	BBB	704,363
6,200	Total Virgin Islands			6,576,371
	Virginia – 3.2%
1,750	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/24	1/17 at 100.00	N/R	1,780,100
9,005	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (6)	2/08 at 102.00	B2	9,101,444
755	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax) (6)	12/09 at 101.00	B2	789,964
640	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax) (6)	12/09 at 101.00	B2	666,163
709	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	719,195
3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	3,744,378
2,226	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	2,391,481
	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,500	5.375%, 12/01/28	12/15 at 100.00	N/R	3,545,430
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	12,234,120
70	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/07 at 101.00	B	70,076
7,115	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax) (6)	12/08 at 101.00	B2	7,195,257
500	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BB–	490,390
3,065	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	3/08 at 100.00	BB–	3,096,907
22,055	Hopewell Industrial Development Authority, Virginia, Environmental Improvement Revenue Bonds, Smurfit Stone Container Corporation, Series 2005, 5.250%, 6/01/15	No Opt. Call	CCC+	22,305,986
	James City County Economic Development Authority, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Williamsburg Landing Inc., Series 2005A:
750	5.350%, 9/01/26	9/15 at 100.00	N/R	778,223
750	5.500%, 9/01/34	9/15 at 100.00	N/R	779,453
	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
100	5.750%, 7/01/07	No Opt. Call	N/R	100,021
25	6.250%, 7/01/11	7/10 at 102.00	N/R	25,632
40	6.350%, 7/01/12	7/10 at 102.00	N/R	41,363
110	6.550%, 7/01/14	7/10 at 102.00	N/R	114,424
45	6.625%, 7/01/15	7/10 at 102.00	N/R	46,918
560	6.875%, 7/01/20	7/10 at 102.00	N/R	587,149
715	7.000%, 7/01/25	7/10 at 102.00	N/R	750,092
595	7.000%, 7/01/30	7/10 at 102.00	N/R	623,679

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Virginia (continued)

$3,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		$3,348,090

3,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion Univesrity LLC Project, Series 2006B, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R		3,484,871

500	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998A, 5.250%, 8/15/07 (ETM)	No Opt. Call	AAA		502,185

	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
100	5.250%, 8/15/09 (Pre-refunded 8/15/08)	8/08 at 102.00	AAA		103,975
7,400	0.000%, 8/15/14 (Pre-refunded 8/15/08)	8/08 at 73.23	AAA		5,163,646
650	0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 64.81	AAA		401,427
7,825	5.500%, 8/15/28 (Pre-refunded 8/15/08)	8/08 at 102.00	AAA		8,160,536
1,200	0.000%, 8/15/30 (Pre-refunded 8/15/08)	8/08 at 28.38	AAA		324,528

	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998B:
2,975	0.000%, 8/15/12 (Pre-refunded 8/15/08)	8/08 at 82.10	AAA		2,327,432
3,100	0.000%, 8/15/15 (Pre-refunded 8/15/08)	8/08 at 68.82	AAA		2,033,073
155	0.000%, 8/15/17 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 61.24	AAA		90,449
25	0.000%, 8/15/18 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 57.58	AAA		13,718
4,770	0.000%, 8/15/19 (Pre-refunded 8/15/08)	8/08 at 54.38	AAA		2,471,862
75	0.000%, 8/15/20 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 51.06	AAA		36,493
50	0.000%, 8/15/21 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 48.20	AAA		22,966
15,300	0.000%, 8/15/23 (Pre-refunded 8/15/08)	8/08 at 42.95	AAA		6,261,984
1,750	0.000%, 8/15/29 (Pre-refunded 8/15/08)	8/08 at 30.08	AAA		501,620
24,000	0.000%, 8/15/33 (Pre-refunded 8/15/08)	8/08 at 23.55	AAA		5,386,080
10,000	0.000%, 8/15/35 (Pre-refunded 8/15/08)	8/08 at 20.95	AAA		1,995,900

	Pocahontas Parkway Association, Virginia, Subordinate Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998C:
2,000	0.000%, 8/15/11 (Pre-refunded 8/15/08)	8/08 at 86.05	AAA		1,639,900
3,200	0.000%, 8/15/15 (Pre-refunded 8/15/08)	8/08 at 67.66	AAA		2,063,232
3,300	0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 63.56	AAA		1,998,777
200	0.000%, 8/15/17 (Pre-refunded 8/15/08)	8/08 at 59.91	AAA		114,184
4,000	0.000%, 8/15/20 (Pre-refunded 8/15/08)	8/08 at 49.60	AAA		1,890,400
4,100	0.000%, 8/15/21 (Pre-refunded 8/15/08)	8/08 at 46.70	AAA		1,824,623
4,800	0.000%, 8/15/24 (Pre-refunded 8/15/08)	8/08 at 38.40	AAA		1,756,368
5,500	0.000%, 8/15/26 (Pre-refunded 8/15/08)	8/08 at 33.98	AAA		1,781,120
5,500	0.000%, 8/15/27 (Pre-refunded 8/15/08)	8/08 at 31.68	AAA		1,660,230
5,600	0.000%, 8/15/28 (Pre-refunded 8/15/08)	8/08 at 29.79	AAA		1,589,560
6,100	0.000%, 8/15/30 (Pre-refunded 8/15/08)	8/08 at 26.34	AAA		1,530,978
6,200	0.000%, 8/15/31 (Pre-refunded 8/15/08)	8/08 at 24.77	AAA		1,463,200

640	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Bonds, Series 2001A, 7.400%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(3)	746,835

7,825	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(3)	8,955,321

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R		740,305

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
10,175	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	BBB	(3)	10,882,773
8,800	5.625%, 6/01/37 (Pre-refunded 6/01/15)	6/15 at 100.00	BBB	(3)	9,788,944

	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005:
750	5.250%, 11/01/26	11/15 at 100.00	N/R		773,070
4,000	5.375%, 11/01/32	11/15 at 100.00	N/R		4,136,440

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Virginia (continued)

$995	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R		$1,091,624

325	Virginia Small Business Financing Authority, Industrial Development Water Revenue Bonds, S.I.L. Clean Water, LLC Project, Series 1999, 7.250%, 11/01/09 (Alternative Minimum Tax)	No Opt. Call	N/R		228,953

	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A:
1,000	5.200%, 1/01/27	1/15 at 100.00	N/R		1,022,960
2,000	5.300%, 1/01/35	1/15 at 100.00	N/R		2,049,200
244,340	Total Virginia				174,337,677
	Washington – 0.5%

9,160	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30 (4)	4/11 at 101.00	N/R		11,095,142

10,360	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 2004, 4.500%, 8/01/19 – FSA Insured	8/14 at 100.00	AAA		10,577,353

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005:
1,150	5.375%, 12/01/22	12/15 at 100.00	Baa2		1,199,324
1,500	5.500%, 12/01/30	12/15 at 100.00	Baa2		1,577,955

2,300	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (WI/DD, Settling 5/01/07) (Alternative Minimum Tax)	5/17 at 100.00	N/R		2,304,439
24,470	Total Washington				26,754,213
	West Virginia – 0.0%

1,000	Hampshire County Building Commission, West Virginia, Lease Revenue Bonds, Judicial Annex, Series 2007A, 5.000%, 1/01/37	1/12 at 100.00	N/R		1,005,510

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	N/R		382,699
1,365	Total West Virginia				1,388,209
	Wisconsin – 1.3%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
7,455	6.125%, 6/01/27	6/12 at 100.00	BBB		7,992,204
1,000	7.000%, 6/01/28	6/12 at 100.00	BBB		1,125,327
7,075	6.375%, 6/01/32	6/12 at 100.00	BBB		7,685,782

4,160	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	B1		4,299,690

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(3)	565,719

	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A:
300	5.500%, 8/01/22	8/15 at 102.00	N/R		301,254
1,250	5.650%, 8/01/37	8/15 at 102.00	N/R		1,258,872

1,245	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Paper Inc. Project, Series 1999B, 5.500%, 7/01/15	No Opt. Call	B2		1,273,993

295	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Papers Inc. Project, Series 1999A, 5.350%, 7/01/15	No Opt. Call	B2		300,207

	Onalaska Community Development Authority, Wisconsin, Senior Housing Revenue Bonds, Bethany Lutheran Homes Inc., Series 2007:
2,800	5.150%, 1/01/32	1/14 at 101.00	N/R		2,821,837
7,490	5.250%, 1/01/42	1/14 at 101.00	N/R		7,536,435

1,405	Wisconsin Health and Educational Facilities Authority, General Revenue Bonds, Carroll College Project, Series 2006, 5.000%, 10/01/26	10/16 at 100.00	BBB		1,452,402

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Wisconsin (continued)

$250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21	7/11 at 100.00	A–		$265,065

1,040	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/09 at 101.00	BBB+		1,071,488

90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	2/09 at 101.00	BBB+		93,041

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R		2,735,747

1,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21	10/11 at 100.00	BBB		1,471,890

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,447,120

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2002A, 7.500%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 100.00	N/R	(3)	2,881,547

6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB		6,238,371

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	BBB+		2,102,037

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
1,155	5.000%, 4/01/13	No Opt. Call	N/R		1,159,943
875	6.125%, 4/01/24	4/14 at 100.00	N/R		925,654
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		1,060,490

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB		3,242,912

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		2,869,356

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2002, 5.750%, 8/15/30 (Pre-refunded 2/15/12)	2/12 at 101.00	A–	(3)	2,192,860
64,075	Total Wisconsin				67,371,243
	Wyoming – 0.4%

20,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB–		21,782,890
$5,519,585	Total Investments (cost $5,281,425,729) – 102.2%				5,483,645,798

	Floating Rate Obligations – (1.7)%				(88,910,000)

	Other Assets Less Liabilities – (0.5)%				(29,165,056)

	Net Assets – 100%				$5,365,570,742

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Non-income producing, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(5)	Principal Amount for investment rounds to less than $1,000.

(6)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(7)	The Internal Revenue Service (the “IRS”) has formally determined that the interest received from the bonds’ coupon payments should be considered taxable. The issuer has stated that if they are not able to resolve this taxability matter with the IRS, or to have the IRS determination of taxability overturned, the issuer will take steps to ensure that the bondholders will be made whole with respect to any federal tax liability. The Adviser will continue to monitor the ongoing progress of this taxability matter and act in what it believes is in the best interest of shareholders.

(8)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Upon such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Advisor concluded that Bayonne was not likely able to meet its interest obligations and directed the custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.
N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

(PIK)	In lieu of cash payment, interest accrued on “Payment in Kind” investment increases principal outstanding.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Alabama – 2.5%

$1,635	Alabama State Board of Education, Revenue Bonds, Jefferson State Community College, Series 2005, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 101.00	Aaa		$1,735,830

400	Bayou La Batre Utilities Board, Alabama, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%, 3/01/27 – RAAI Insured	9/07 at 102.00	AA		408,468

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aaa		2,153,860

5,000	Southeast Alabama Gas District, General System Revenue Bonds, Series 2000A, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 102.00	Aaa		5,351,600
9,035	Total Alabama				9,649,758
	Alaska – 1.7%

3,215	Alaska Industrial Development and Export Authority, Revenue Bonds, Lake Dorothy Hydroelectric Project, Series 2006, 5.000%, 12/01/35 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA		3,280,811

3,200	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 – AMBAC Insured	9/09 at 101.00	AAA		3,385,056
6,415	Total Alaska				6,665,867
	Arizona – 0.9%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(3)	2,362,563

1,050	Northern Arizona University, System Revenue Bonds, Series 2003, 5.500%, 6/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AAA		1,163,726
3,150	Total Arizona				3,526,289
	Arkansas – 0.9%

2,000	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – FSA Insured	11/15 at 100.00	AAA		2,120,020

1,185	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/30 – AMBAC Insured	12/13 at 100.00	Aaa		1,243,184
3,185	Total Arkansas				3,363,204
	California – 9.6%

5,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.375%, 5/01/21 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		5,990,654

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	A1		2,218,880

	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D:
1,350	5.500%, 6/01/17	12/13 at 100.00	A		1,481,490
1,490	5.500%, 6/01/19	12/13 at 100.00	A		1,630,954

	California, General Obligation Bonds, Series 2004:
875	5.000%, 2/01/19 – AMBAC Insured	2/14 at 100.00	AAA		934,281
1,000	5.200%, 4/01/26	4/14 at 100.00	A+		1,070,440

3,000	California, General Obligation Bonds, Series 2005, 5.000%, 3/01/32	3/16 at 100.00	A+		3,155,790

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – MBIA Insured (ETM)	No Opt. Call	AAA		4,173,280

3,500	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 – MBIA Insured	No Opt. Call	AAA		4,255,300

6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	AAA		6,261,180

6,740	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB		5,189,733

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R		1,810,557
41,195	Total California				38,172,539

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Colorado – 1.0%

$1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – XLCA Insured	9/15 at 100.00	AAA	$1,315,583

690	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative Minimum Tax)	4/10 at 105.00	AA	715,047

1,850	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aaa	2,075,071
3,770	Total Colorado			4,105,701
	Connecticut – 1.6%

	Bridgeport, Connecticut, General Obligation Bonds, Series ROL-II-R-45:
2,360	9.868%, 7/15/16 (Pre-refunded 7/15/10) (IF)	7/10 at 101.00	AAA	2,934,141
2,600	9.834%, 7/15/17 (Pre-refunded 7/15/10) (IF)	7/10 at 101.00	AAA	3,232,528
4,960	Total Connecticut			6,166,669
	District of Columbia – 1.2%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	AAA	4,743,402
	Florida – 3.3%

1,200	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14	No Opt. Call	AA	1,304,784

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	3,633,938

1,600	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 – MBIA Insured (Alternative Minimum Tax)	11/10 at 100.00	Aaa	1,683,936

1,115	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 (Pre-refunded 11/01/10) – MBIA Insured (Alternative Minimum Tax)	11/10 at 100.00	Aaa	1,176,102

1,765	Nassau County, Florida, ICF/MR Revenue Bonds, GF/Amelia Island Properties Inc., Series 1993A, 9.750%, 1/01/23	7/07 at 100.00	N/R	1,770,807

3,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	AAA	3,373,110
12,190	Total Florida			12,942,677
	Georgia – 0.5%

2,000	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,946,240
	Illinois – 6.9%

1,000	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	1,036,430

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AAA	1,607,537
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AAA	1,822,103

2,065	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	2,091,886

3,320	Kane County, Illinois, Motor Fuel and Tax Alternative Revenue Source Bonds, Series 2004, 5.250%, 1/01/21 – FGIC Insured	No Opt. Call	AAA	3,740,445

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	AA	1,339,141

3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	3,970,590

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AAA	5,542,609

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AAA	1,813,103

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Illinois (continued)

$4,075	Will County School District 88A, Richland, Illinois, General Obligation Bonds, Series 2005A, 5.250%, 1/01/24 – FSA Insured	1/15 at 100.00	Aaa	$4,387,430
23,230	Total Illinois			27,351,274
	Indiana – 3.2%

1,425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	N/R	1,447,786

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – FSA Insured	1/12 at 100.00	AAA	3,070,465

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa3	1,336,739

615	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30 (Alternative Minimum Tax)	1/10 at 100.00	Aaa	619,877

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA	1,204,252

1,815	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A, 5.250%, 6/01/19 (Pre-refunded 6/01/13) – FSA Insured	6/13 at 100.00	AAA	1,966,480

1,805	Munster School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 2005, 5.250%, 7/15/24 – FSA Insured	1/16 at 100.00	AAA	1,950,808

1,000	Vigo County School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 7/10/24 –FSA Insured	1/13 at 100.00	AAA	1,056,000
11,725	Total Indiana			12,652,407
	Kansas – 1.6%

2,585	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	2,630,755

3,445	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	3,637,369
6,030	Total Kansas			6,268,124
	Kentucky – 1.1%

2,105	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	2,258,707

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/08 at 102.00	BB–	2,039,020
4,105	Total Kentucky			4,297,727
	Louisiana – 2.8%

375	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	4/10 at 105.00	Aaa	383,228

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – MBIA Insured	12/12 at 100.00	AAA	2,693,266

2,550	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (4)	No Opt. Call	AAA	3,059,796

4,750	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	5/11 at 101.00	BBB	4,965,745
10,200	Total Louisiana			11,102,035
	Maryland – 1.9%

2,000	Maryland Energy Financing Administration, Solid Waste Disposal Revenue Bonds, Baltimore Wheelabrator Water Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative Minimum Tax)	6/07 at 102.00	A–	2,043,280

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Maryland (continued)

$5,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA	$5,311,150
7,000	Total Maryland			7,354,430
	Massachusetts – 2.9%

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB	3,109,890

5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – MBIA Insured	8/12 at 100.00	AAA	5,385,050

2,480	Massachusetts, General Obligation Bonds, Series 2003D, 5.500%, 10/01/18	No Opt. Call	AA	2,829,258
10,480	Total Massachusetts			11,324,198
	Michigan – 3.5%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	AAA	2,924,129

1,000	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AAA	1,057,570

2,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.250%, 8/15/23	8/08 at 101.00	BB–	2,006,460

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	8/07 at 100.00	BB–	3,002,280

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 (Alternative Minimum Tax)	9/11 at 100.00	A3	2,109,360

2,500	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – XLCA Insured (Alternative Minimum Tax)	12/12 at 100.00	AAA	2,657,700
13,255	Total Michigan			13,757,499
	Minnesota – 0.3%

65	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1997G, 6.000%, 1/01/18	7/10 at 101.50	AA+	65,758

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+	1,170,126
1,145	Total Minnesota			1,235,884
	Missouri – 1.6%

2,060	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/29 – XLCA Insured	No Opt. Call	AAA	2,412,548

1,680	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2004D, 5.500%, 9/01/34 (Alternative Minimum Tax)	3/14 at 100.00	AAA	1,748,326

1,915	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – MBIA Insured	No Opt. Call	AAA	2,178,964
5,655	Total Missouri			6,339,838
	New Hampshire – 3.3%

5,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – MBIA Insured	5/12 at 101.00	AAA	5,928,890

4,555	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	4,795,595

2,000	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	2,108,080
12,055	Total New Hampshire			12,832,565

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	New Jersey – 5.3%

$1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aaa		$1,588,784

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–		8,076,109

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – FSA Insured	No Opt. Call	AAA		3,448,980

1,500	New Jersey, General Obligation Bonds, Series 2005L, 5.250%, 7/15/19 – AMBAC Insured	No Opt. Call	AAA		1,689,675

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – FSA Insured	No Opt. Call	AAA		2,210,240

1,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,282,920

2,680	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB		2,550,529
18,715	Total New Jersey				20,847,237
	New York – 11.1%

1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		1,099,730

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–		4,183,320

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Residual Interest Certificates, Series 319
660	9.405%, 11/01/17 (IF)	5/10 at 101.00	Aa1		803,345
40	9.405%, 11/01/17 (IF)	5/10 at 101.00	Aa1		48,688

6,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2000C, 5.875%, 11/01/17 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA		6,434,700

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003A, 5.750%, 8/01/16	8/12 at 100.00	AA–		5,456,000

3,500	New York City, New York, General Obligation Bonds, Fiscal Series 2004A, 5.500%, 8/01/20	8/13 at 100.00	AA–		3,794,735

15	New York City, New York, General Obligation Bonds, Series 1991B, 7.500%, 2/01/09	8/07 at 100.00	AA–		15,045

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AAA		3,754,660

4,645	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)	No Opt. Call	AA–		4,915,293

355	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Pre-refunded 1/01/11)	1/11 at 100.00	A1	(3)	377,784

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–		2,380,574

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		5,755,350

5,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	10/07 at 101.00	N/R		5,058,450
40,840	Total New York				44,077,674
	North Carolina – 0.5%

1,800	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	AAA		2,157,534
	Ohio – 0.7%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AAA		2,579,396

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Oklahoma – 1.3%

$1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – XLCA Insured	11/14 at 100.00	AAA	$1,935,853

3,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	3,031,380
4,730	Total Oklahoma			4,967,233
	Oregon – 1.2%

2,170	Marion County Housing Authority, Oregon, Senior Lien Multifamily Housing Revenue Bonds, Elliot Residence, Series 1995, 7.500%, 10/20/37 (Alternative Minimum Tax)	10/11 at 100.00	AAA	2,283,578

2,250	Oregon State, General Obligation Bonds, Series 2006-87B, 4.700%, 12/01/41 (Alternative Minimum Tax)	6/16 at 100.00	AA–	2,250,743
4,420	Total Oregon			4,534,321
	Pennsylvania – 2.3%

1,100	Allegheny County Hospital Development Authority, Pennsylvania, Insured Revenue Bonds, West Penn Allegheny Health System, Series 2000A, 6.500%, 11/15/30 – MBIA Insured	11/10 at 102.00	AAA	1,213,113

5,935	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, DRIVERS Series 144, Inverse Floaters, 8.888%, 1/01/10 – FSA Insured (IF)	1/08 at 100.00	AAA	6,827,742

360	Falls Township Hospital Authority, Pennsylvania, FHA-Insured Revenue Refunding Bonds, Delaware Valley Medical Center, Series 1992, 7.000%, 8/01/22	8/07 at 100.00	AAA	362,218

570	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	561,803
7,965	Total Pennsylvania			8,964,876
	Puerto Rico – 2.8%

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	AAA	1,060,820

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.375%, 7/01/16 – XLCA Insured	No Opt. Call	AAA	4,468,920

3,000	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA	3,160,560

2,000	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1997, 6.500%, 7/01/14 – MBIA Insured	No Opt. Call	AAA	2,342,140
10,000	Total Puerto Rico			11,032,440
	South Carolina – 3.4%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	232,228

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A	2,624,100
3,250	5.500%, 10/01/31	10/11 at 100.00	A	3,402,003

1,000	Newberry County, South Carolina, Special Source Revenue Bonds, Newberry County Memorial Hospital, Series 2005, 5.250%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	1,067,940

500	South Carolina Education Assistance Authority, Guaranteed Student Loan Revenue Refunding Bonds, Series 1994, 6.300%, 9/01/08 (Alternative Minimum Tax)	9/07 at 100.00	A	500,660

75	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25 (Alternative Minimum Tax)	5/07 at 101.00	Aa2	75,612

5,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	2/13 at 100.00	Aaa	5,353,400
12,525	Total South Carolina			13,255,943
	South Dakota – 1.5%

5,880	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	6/08 at 102.00	A2	6,071,158

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tennessee – 4.7%

$2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	Ba2		$2,504,617

8,115	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		8,610,255

860	Shelby County Health, Educational and Housing Facilities Board, Tennessee, ICF/MR Revenue Bonds, Open Arms Developmental Centers, Series 1992A, 9.750%, 8/01/19 (Pre-refunded 8/01/07)	8/07 at 105.00	N/R	(3)	913,225

870	Shelby County Health, Educational and Housing Facilities Board, Tennessee, ICF/MR Revenue Bonds, Open Arms Developmental Centers, Series 1992C, 9.750%, 8/01/19 (Pre-refunded 8/01/07)	8/07 at 105.00	N/R	(3)	923,844

5,400	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude’s Children’s Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(3)	5,679,936
17,680	Total Tennessee				18,631,877
	Texas – 7.1%

3,115	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/23 – FGIC Insured	1/15 at 100.00	AAA		3,275,734

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AAA		1,247,548

	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Medical Center Project, Series 2000:
3,250	6.375%, 10/01/25 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	AA	(3)	3,550,463
3,000	6.375%, 10/01/29 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	AA	(3)	3,277,350

5,250	Harlingen Independent School District, Cameron County, Texas, Unlimited Tax School Building Bonds, Series 1999, 5.500%, 8/15/26 (Pre-refunded 8/15/09)	8/09 at 100.00	AAA		5,460,788

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2		3,338,370

4,000	Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+	(3)	4,420,840

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Baa3		3,266,372
25,975	Total Texas				27,837,465
	Virginia – 0.8%

3,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3		3,155,700
	Washington – 3.4%

2,230	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 (Pre-refunded 9/01/12) – MBIA Insured	9/12 at 100.00	Aaa		2,437,725

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – MBIA Insured	9/12 at 100.00	AAA		190,153

5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		5,305,150

5,100	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB		5,616,426
12,505	Total Washington				13,549,454
	Wisconsin – 2.4%

2,520	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27	6/12 at 100.00	BBB		2,701,591

3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–		3,759,280

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AAA		2,920,163
8,780	Total Wisconsin				9,381,034

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Wyoming – 0.3%

$1,000	Wyoming Loan and Investment Board, Capital Facilities Revenue Bonds, Series 2005, 5.000%, 10/01/24	10/14 at 100.00	AA	$1,055,400
$373,395	Total Investments (cost $380,458,729) – 101.1%			397,897,069

	Floating Rate Obligations – (2.0)%			(8,000,000)

	Other Assets Less Liabilities – 0.9%			3,799,337

	Net Assets – 100%			$393,696,406

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Insured Municipal Bond Fund

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Alabama – 4.6%

$10,000	Alabama Incentives Financing Authority, Special Obligation Bonds, Series 1999A, 6.000%, 10/01/29 – AMBAC Insured	10/09 at 102.00	AAA	$10,683,800

5,000	Houston County Health Care Authority, Alabama, Revenue Bonds, Series 2000, 6.125%, 10/01/25 (Pre-refunded 10/01/09) – AMBAC Insured	10/09 at 101.00	Aaa	5,325,500

9,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 101.00	AAA	9,692,550

4,000	University of Alabama, Tuscaloosa, General Revenue Bonds, Series 2004A, 5.000%, 7/01/29 – MBIA Insured	7/14 at 100.00	AAA	4,215,080

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, Step Coupon, 2/01/32 – MBIA Insured	8/12 at 77.49	AAA	7,693,321
40,255	Total Alabama			37,610,251
	Arizona – 0.8%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	1,056,320

4,970	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41 (Alternative Minimum Tax)	6/11 at 102.00	Aaa	5,212,138
5,970	Total Arizona			6,268,458
	Arkansas – 0.3%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – MBIA Insured	11/14 at 100.00	Aaa	2,113,260
	California – 18.6%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	AAA	1,366,752

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AAA	5,335,000

1,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – MBIA Insured	12/14 at 100.00	AAA	1,063,770

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,046,870

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A2	1,032,960

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,404,337

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	AAA	5,187,550

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	AAA	2,390,918

5,000	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/32	8/13 at 100.00	A+	5,193,700

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	AAA	4,739,130

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	AAA	1,464,665

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – XLCA Insured	3/16 at 100.00	AAA	1,607,869

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – FSA Insured	No Opt. Call	AAA	966,398

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA	6,334,800

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	AAA	5,334,892

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

$5,470	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AAA	$5,843,656

8,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	AAA	8,493,520

2,355	Oakland, California, Sewerage Revenue Bonds, Series 2004A, 5.000%, 6/15/25 – FSA Insured	6/14 at 100.00	AAA	2,508,805

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – MBIA Insured (ETM)	8/07 at 100.00	AAA	15,607,898

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 – FGIC Insured	8/13 at 100.00	AAA	10,645,000

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AAA	2,140,576

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AAA	2,621,150

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – FSA Insured	5/15 at 100.00	AAA	10,535,500

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – MBIA Insured	9/14 at 100.00	AAA	1,574,520

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AAA	7,247,380

45,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/32 – MBIA Insured (UB)	No Opt. Call	AAA	15,168,150

8,390	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/24 – MBIA Insured	No Opt. Call	AAA	4,074,520

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – MBIA Insured (UB)	8/17 at 100.00	AAA	8,081,052

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AAA	3,666,557

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – MBIA Insured	10/12 at 100.00	AAA	5,215,500

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	AAA	2,086,800
182,195	Total California			152,980,195
	Colorado – 3.8%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:
5,030	5.875%, 12/01/19 – AMBAC Insured	12/09 at 100.00	Aaa	5,290,303
5,000	6.000%, 12/01/29 – AMBAC Insured	12/09 at 100.00	Aaa	5,259,500

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – XLCA Insured	9/15 at 100.00	AAA	2,302,640

10,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 1999, 5.750%, 5/15/24 (Pre-refunded 5/15/09) – FSA Insured	5/09 at 101.00	AAA	10,489,100

3,750	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 65.63	AAA	2,169,863

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	1,121,587

2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – MBIA Insured	12/14 at 100.00	Aaa	2,957,169

1,650	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	AAA	1,750,683
31,450	Total Colorado			31,340,845

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Connecticut – 0.4%

$3,250	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AAA	$3,466,255
	Florida – 3.1%

1,265	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4, 6.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	1/10 at 100.00	AAA	1,311,236

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – FSA Insured (Alternative Minimum Tax)	8/10 at 100.00	AAA	4,089,833

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	6,353,929

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	3,672,900
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	6,710,871

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
970	5.550%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	1,006,734
2,505	5.750%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	2,599,990
24,500	Total Florida			25,745,493
	Georgia – 3.3%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – MBIA Insured	12/15 at 100.00	AAA	2,120,920

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – MBIA Insured	7/14 at 100.00	Aaa	5,361,806

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – MBIA Insured	5/14 at 100.00	AAA	1,350,150
2,490	5.250%, 5/01/23 – MBIA Insured	5/14 at 100.00	AAA	2,689,499
2,440	5.000%, 5/01/36 – MBIA Insured	5/14 at 100.00	AAA	2,561,146

	Marietta Development Authority, Georgia, First Mortgage Revenue Bonds, Life College Inc., Series 1995A:
3,020	5.950%, 9/01/19 – FSA Insured	9/07 at 100.00	AAA	3,041,382
6,180	6.250%, 9/01/25 – FSA Insured	9/07 at 100.00	AAA	6,229,440

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – XLCA Insured	7/13 at 100.00	Aaa	2,385,248

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – XLCA Insured	7/15 at 100.00	Aaa	1,055,140
25,585	Total Georgia			26,794,731
	Hawaii – 1.3%

10,000	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/23 – FSA Insured (UB)	2/12 at 100.00	AAA	10,748,000
	Idaho – 0.3%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – MBIA Insured	7/16 at 100.00	Aaa	1,071,960
1,065	5.000%, 7/15/24 – MBIA Insured	7/16 at 100.00	Aaa	1,139,944
2,065	Total Idaho			2,211,904
	Illinois – 5.8%

9,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AAA	9,394,560

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – MBIA Insured	1/16 at 100.00	AAA	3,108,565

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – MBIA Insured (Alternative Minimum Tax)	1/12 at 100.00	AAA	3,214,140

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Illinois (continued)

$2,930	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – MBIA Insured	6/07 at 100.00	AAA	$2,935,889

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	AAA	2,045,809

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – MBIA Insured	11/10 at 101.00	AAA	6,985,225

4,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006, 5.000%, 1/01/26 – FSA Insured	7/16 at 100.00	AAA	4,258,440

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – MBIA Insured	12/10 at 100.00	AAA	2,854,938

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – MBIA Insured	No Opt. Call	AAA	4,319,858

8,000	University of Illinois, Certificates of Participation, Utility Infrastructure Projects, Series 2001A, 5.000%, 8/15/21 (Pre-refunded 8/15/11) – AMBAC Insured	8/11 at 100.00	AAA	8,413,600
48,980	Total Illinois			47,531,024
	Indiana – 5.1%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AAA	3,411,035
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AAA	9,201,240

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – MBIA Insured	7/12 at 100.00	AAA	4,274,400

	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 1997B-2:
235	6.000%, 7/01/16 (Alternative Minimum Tax)	7/07 at 101.50	Aaa	237,190
1,350	6.125%, 1/01/27 (Alternative Minimum Tax)	7/07 at 101.50	Aaa	1,363,676

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA	12,726,886
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA	6,499,632

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 – FGIC Insured	7/12 at 100.00	AAA	3,162,840

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – MBIA Insured	4/12 at 100.00	AAA	1,081,692
39,385	Total Indiana			41,958,591
	Kansas – 0.9%

3,885	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – MBIA Insured	5/15 at 100.00	AAA	4,103,842

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – FSA Insured	9/14 at 101.00	AAA	3,263,857
6,950	Total Kansas			7,367,699
	Louisiana – 2.2%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – MBIA Insured	11/14 at 100.00	AAA	3,266,674

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	2,821,935

1,640	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	1,747,125

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, 4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	AAA	10,254,100
17,345	Total Louisiana			18,089,834
	Maine – 0.0%

180	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A, 5.875%, 7/01/25 – FSA Insured	7/07 at 100.00	AAA	180,603

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Maryland – 0.4%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$1,050	5.250%, 9/01/27 – XLCA Insured	9/16 at 100.00	AAA	$1,145,802
1,750	5.250%, 9/01/28 – XLCA Insured	9/16 at 100.00	AAA	1,909,670
2,800	Total Maryland			3,055,472
	Massachusetts – 2.3%

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	1,015,680

9,095	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	9,493,634

8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AAA	8,694,480
18,095	Total Massachusetts			19,203,794
	Michigan – 7.2%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	AAA	6,180,963

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – MBIA Insured	5/15 at 100.00	AAA	9,070,035

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – XLCA Insured	4/13 at 100.00	AAA	3,201,895

7,280	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	10/07 at 102.00	AAA	7,436,957

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Ascension Health Credit Group, Series 1999A:
12,000	5.750%, 11/15/17 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA	12,705,120
13,675	6.125%, 11/15/26 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA	14,591,497

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	AAA	5,862,216
62,110	Total Michigan			59,048,683
	Minnesota – 1.7%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	2,279,731

1,670	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Series 2006, 5.000%, 11/15/36	5/16 at 100.00	AA	1,744,682

9,675	St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 – FSA Insured	5/10 at 101.00	Aaa	10,300,489
13,495	Total Minnesota			14,324,902
	Mississippi – 1.0%

7,450	Walnut Grove Correctional Authority, Mississippi, Certificates of Participation, Department of Corrections, Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) – AMBAC Insured	11/09 at 102.00	AAA	8,000,332
	Missouri – 1.0%

7,600	Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA	8,004,320
	Nevada – 1.0%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/09 at 102.00	AAA	3,881,505

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	AAA	2,118,080

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	AAA	2,251,809
7,725	Total Nevada			8,251,394

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	New Jersey – 2.9%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$1,775	5.000%, 7/01/22 – MBIA Insured	7/14 at 100.00	AAA	$1,893,712
1,775	5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AAA	1,873,832

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA-	2,402,475

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	AAA	6,908,525
4,000	5.000%, 1/01/23 – FSA Insured	7/13 at 100.00	AAA	4,205,400

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – FSA Insured	1/15 at 100.00	AAA	3,203,250
3,315	5.000%, 1/01/25 – FSA Insured	1/15 at 100.00	AAA	3,512,806
22,515	Total New Jersey			24,000,000
	New York – 4.0%

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AAA	1,990,638

2,250	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island, Series 2004, 5.000%, 7/01/27	7/14 at 100.00	Baa1	2,302,223

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,766,632

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – MBIA Insured (UB)	2/17 at 100.00	AAA	3,999,244

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,839,844

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AAA	5,299,800

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AAA	135,944

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Generation, Series 2005B:
2,030	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AAA	2,171,735
2,835	5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AAA	3,022,308

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,797,600
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,598,219
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	1,054,320

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/27 – XLCA Insured	6/15 at 101.00	AAA	2,132,180
31,620	Total New York			33,110,687
	North Dakota – 0.6%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	AAA	5,201,500
	Ohio – 2.1%

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – FSA Insured	6/14 at 100.00	AAA	1,080,920

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	AAA	2,628,425

8,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2006, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	Aaa	8,247,975

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	2,388,781

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Ohio (continued)

$2,900	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – FSA Insured	12/13 at 100.00	Aaa	$3,115,847
17,140	Total Ohio			17,461,948
	Oklahoma – 1.4%

5,000	Oklahoma State Industries Authority, Health System Revenue Bonds, Baptist Medical Center, Series 1995C, 6.250%, 8/15/12 – AMBAC Insured (ETM)	8/07 at 100.00	AAA	5,036,150

2,890	Oklahoma State Industries Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 1999A, 5.750%, 8/15/29 – MBIA Insured	8/09 at 101.00	AAA	3,025,252

2,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999A, 6.000%, 6/01/21 – FGIC Insured	6/10 at 100.00	AAA	2,112,880

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	AAA	1,060,030
10,890	Total Oklahoma			11,234,312
	Oregon – 0.3%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21	11/14 at 100.00	AAA	2,666,375
	Pennsylvania – 2.7%

550	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 6.750%, 2/01/24 (Pre-refunded 2/01/16) – MBIA Insured	2/16 at 100.00	AAA	668,212

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	AAA	1,121,453

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – FSA Insured	9/14 at 100.00	AAA	5,246,679

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – MBIA Insured	9/15 at 100.00	AAA	2,618,908

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – FSA Insured	5/15 at 100.00	Aaa	5,508,620

6,305	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – FSA Insured	6/13 at 100.00	AAA	6,742,504
20,515	Total Pennsylvania			21,906,376
	Puerto Rico – 1.8%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	AAA	1,351,275

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	932,450
2,550	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	2,879,690
3,000	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	3,414,480
3,440	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	3,932,642
2,250	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	2,583,090
13,330	Total Puerto Rico			15,093,627
	Rhode Island – 0.1%

1,000	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – MBIA Insured	7/07 at 100.00	AAA	1,041,680
	South Carolina – 2.0%

3,375	Georgetown County School District, South Carolina, General Obligation Bonds, Series 2000, 5.250%, 3/01/20 (Pre-refunded 3/01/11) – FSA Insured	3/11 at 100.00	AAA	3,562,178

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – MBIA Insured	8/14 at 100.00	AAA	2,251,319

10,350	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – FSA Insured	4/12 at 100.00	AAA	10,843,488
15,830	Total South Carolina			16,656,985

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tennessee – 3.9%

$3,335	Blount County Public Building Authoirty, Tennessee, Public Improvement Revenue Bonds, Series 2007B-12A, Municipal Trust Certificates Series 7051, 4.780%, 6/01/35 – XLCA Insured (IF)	6/19 at 100.00	Aaa	$3,128,597

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	747,583
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	781,055
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+	1,704,784

	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Apartments, Series 2000A:
1,190	5.850%, 7/01/20 – MBIA Insured	7/10 at 102.00	Aaa	1,238,504
5,155	5.950%, 7/01/31 – MBIA Insured	7/10 at 102.00	Aaa	5,457,495

2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	2,122,060

16,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30 (Pre-refunded 11/15/09) – AMBAC Insured	11/09 at 101.00	AAA	17,024,317
30,755	Total Tennessee			32,204,395
	Texas – 8.5%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AAA	8,505,440
3,855	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AAA	4,072,422

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	AAA	291,596

290	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 – AMBAC Insured	No Opt. Call	AAA	307,183

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – MBIA Insured	11/11 at 100.00	AAA	5,255,000
6,500	5.250%, 11/15/22 – MBIA Insured	11/11 at 100.00	AAA	6,831,500
6,800	5.250%, 11/15/30 – MBIA Insured	11/11 at 100.00	AAA	7,166,996
2,500	5.375%, 11/15/41 – MBIA Insured	11/11 at 100.00	AAA	2,643,550

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – MBIA Insured	3/12 at 100.00	AAA	5,232,544

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AAA	1,279,833

2,280	North Texas Municipal Water District, Regional Wastewater System Revenue Bonds, Series 2001, 5.125%, 6/01/20 (Pre-refunded 12/01/11) – FGIC Insured	12/11 at 100.00	AAA	2,415,318

20,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	AAA	13,110,398

	Williamson County, Texas, General Obligation Bonds, Series 2001:
5,845	5.500%, 2/15/21 – FSA Insured (Pre-refunded 2/15/11) (UB)	2/11 at 100.00	AAA	6,212,651
90	5.500%, 2/15/21 – FSA Insured (UB)	2/11 at 100.00	AAA	95,154
6,180	5.500%, 2/15/22 – FSA Insured (Pre-refunded 2/15/11) (UB)	2/11 at 100.00	AAA	6,568,722
95	5.500%, 2/15/22 – FSA Insured (UB)	2/11 at 100.00	AAA	100,441
73,910	Total Texas			70,088,748
	Utah – 0.6%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	5/07 at 100.00	AAA	5,007,300
	Vermont – 0.0%

390	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – FSA Insured	11/09 at 100.00	AAA	390,238
	Virginia – 0.8%

5,755	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/20 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	AAA	6,217,414

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Washington – 8.1%

$3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AAA	$3,198,030

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AAA	5,346,281

	Douglas County Public Utility District 1, Washington, Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
2,975	6.300%, 9/01/15 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AAA	3,191,818
1,135	6.350%, 9/01/18 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AAA	1,217,639

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002C, 5.750%, 7/01/18 – MBIA Insured (UB)	7/12 at 100.00	AAA	10,919,100

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	AAA	6,282,480

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	7,980,759

460	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 (Pre-refunded 3/01/10) – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	490,871

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	9,310,538

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	AAA	1,912,860

5,000	Seattle, Washington, Water System Revenue Refunding Bonds, Series 1993, 5.250%, 3/01/24 (Pre-refunded 3/01/09) – FGIC Insured	3/09 at 100.00	AAA	5,140,150

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AAA	1,074,090

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aaa	8,362,891

2,050	Washington State Higher Education Facilities Authority, Revenue Bonds, Gonzaga University, Series 2002, 5.050%, 4/01/22 – MBIA Insured	10/12 at 100.00	AAA	2,152,459
62,520	Total Washington			66,579,966
	Wisconsin – 1.2%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AAA	2,591,900

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	AAA	1,740,980

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – MBIA Insured	5/13 at 100.00	AAA	5,342,850
8,650	Total Wisconsin			9,675,730
$886,705	Total Investments (cost $827,900,910) – 106.1%			872,833,321

	Floating Rate Obligations – (7.3)%			(59,879,880)

	Other Assets Less Liabilities – 1.2%			9,653,992

	Net Assets – 100%			$822,607,433

The Fund primarily invests in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	National – 0.2%

$3,500	GMAC Municipal Mortgage Trust, Series A1-1, 4.150%, 10/31/39 (Mandatory put 10/31/09) (Alternative Minimum Tax)	No Opt. Call	A3		$3,468,990
	Alabama – 3.2%

7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	AA		7,819,514

3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.250%, 11/15/16	11/15 at 100.00	Baa1		3,174,390

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		781,260
820	5.000%, 11/15/15	No Opt. Call	A3		858,868
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		3,051,945

4,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/09 – MBIA Insured	No Opt. Call	AAA		4,098,000

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,100	5.000%, 1/01/09	No Opt. Call	A+		4,187,002
6,120	5.000%, 1/01/10	No Opt. Call	A+		6,317,798
4,000	5.250%, 1/01/11	No Opt. Call	A+		4,205,800
10,000	5.250%, 1/01/12	No Opt. Call	A+		10,625,500
7,000	5.250%, 1/01/13	No Opt. Call	A+		7,503,720
10,000	5.250%, 1/01/14	No Opt. Call	A+		10,800,800

5,000	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999A, 5.750%, 2/01/38 (Pre-refunded 2/01/09) – FGIC Insured	2/09 at 101.00	AAA		5,222,900

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		9,857,402
74,435	Total Alabama				78,504,899
	Alaska – 0.3%

	Alaska Student Loan Corporation, Student Loan Revenue Bonds, Series 2005A:
4,000	5.250%, 7/01/13 – FSA Insured	No Opt. Call	AAA		4,328,680
3,000	5.250%, 7/01/14 – FSA Insured	No Opt. Call	AAA		3,275,520
7,000	Total Alaska				7,604,200
	Arizona – 1.3%

4,025	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.125%, 7/01/09 (ETM)	No Opt. Call	A	(3)	4,173,362

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A–		2,673,898
1,000	5.000%, 4/01/17	4/14 at 100.00	A–		1,035,120

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		6,544,320

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,949,432

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14	No Opt. Call	Baa1		2,862,807

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AAA		11,760,430
30,270	Total Arizona				31,999,369
	Arkansas – 1.5%

500	Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Baxter County Regional Hospital, Series 1999B, 5.000%, 9/01/09	No Opt. Call	BBB		511,130

2,500	Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Baxter County Regional Hospital, Series 1999B, 5.625%, 9/01/28 (Pre-refunded 9/01/09)	9/09 at 100.00	BBB	(3)	2,606,325

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Arkansas (continued)

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
$6,730	5.000%, 11/01/17 – FSA Insured	11/16 at 100.00	AAA		$7,312,010
6,740	4.500%, 11/01/19 – FSA Insured	11/16 at 100.00	AAA		6,970,306

	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006:
8,715	4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AAA		8,843,895
3,400	4.000%, 9/01/14 – FGIC Insured	No Opt. Call	AAA		3,450,014
4,060	3.950%, 9/01/15 – FGIC Insured	No Opt. Call	AAA		4,092,602

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	BBB		1,328,738
1,000	5.000%, 2/01/17	2/15 at 100.00	BBB		1,037,990
1,165	5.000%, 2/01/18	2/15 at 100.00	BBB		1,203,841
36,080	Total Arkansas				37,356,851
	California – 8.2%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
8,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		8,940,720
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		11,119,100

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	7/07 at 100.00	AAA		3,848,653

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A		8,865,462
3,940	5.500%, 6/01/17	12/13 at 100.00	A		4,323,756

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
2,190	5.250%, 7/01/11	No Opt. Call	BBB+		2,291,047
750	5.250%, 7/01/13	No Opt. Call	BBB+		797,183
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB+		1,229,436

	California, Economic Recovery Revenue Bonds, Series 2004A:
15,000	5.250%, 7/01/12	No Opt. Call	AA+		16,124,250
20,000	5.250%, 7/01/13	No Opt. Call	AA+		21,712,200
7,500	5.250%, 7/01/14	No Opt. Call	AA+		8,218,425

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – MBIA Insured	2/13 at 100.00	AAA		11,736,991

18,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AAA		19,790,640

11,490	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 1993, 5.250%, 2/01/13	8/07 at 100.00	Baa2		11,498,158

3,695	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA		3,974,379

24,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	BBB		23,671,200

5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	AAA		5,699,150

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FSA Insured	7/13 at 100.00	AAA		5,442,450

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/08 at 101.00	AAA		6,115,140

4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 6.250%, 9/01/29 (Pre-refunded 9/01/09)	9/09 at 101.00	Baa3	(3)	4,272,480

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		103,903

9,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – FSA Insured	5/13 at 101.00	AAA		9,652,230

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	California (continued)

$8,780	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003Q, 5.000%, 9/01/16 (Pre-refunded 9/01/11) – FSA Insured	9/11 at 101.00	AAA		$9,346,047

805	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	9/07 at 100.00	Baa3		804,960
187,240	Total California				199,577,960
	Colorado – 2.4%

2,000	Aurora Centretech Metropolitan District, Arapahoe County, Colorado, General Obligation Refunding Bonds, Series 1998C, 4.875%, 12/01/28 (Mandatory put 12/01/08)	6/07 at 102.00	AA		2,030,420

16,830	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		17,641,374

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,049,850
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,061,900

2,000	Colorado Health Facilities Authority, Revenue Bonds, PorterCare Adventist Health System, Series 2001, 6.500%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A+	(3)	2,244,120

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AAA		10,758,600

3,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	AAA		3,201,870

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AAA		10,507,917

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – XLCA Insured	12/13 at 100.00	AAA		6,208,356

3,385	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 5.000%, 12/01/12 – XLCA Insured	No Opt. Call	AAA		3,593,719
54,905	Total Colorado				58,298,126
	District Of Columbia – 2.8%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
325	5.375%, 5/15/10	No Opt. Call	BBB		336,872
7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,577,367
3,500	5.800%, 5/15/13	5/11 at 101.00	BBB		3,733,660
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,986,475
9,845	6.250%, 5/15/24	5/11 at 101.00	BBB		10,564,768
2,920	6.500%, 5/15/33	No Opt. Call	BBB		3,487,414

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – FSA Insured	4/09 at 160.00	AAA		11,442,798

	District of Columbia, Certificates of Participation, Series 2003:
3,695	5.500%, 1/01/15 – AMBAC Insured	1/14 at 100.00	AAA		4,035,642
1,000	5.500%, 1/01/16 – AMBAC Insured	1/14 at 100.00	AAA		1,090,350

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	AAA		12,285,446

1,900	District of Columbia, General Obligation Refunding Bonds, Series 1994A-1, 6.000%, 6/01/11 – MBIA Insured	No Opt. Call	AAA		2,062,374

6,250	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 5.250%, 10/01/17 (Pre-refunded 10/01/08) – AMBAC Insured	10/08 at 101.00	AAA		6,448,500
61,850	Total District Of Columbia				67,051,666
	Florida – 4.0%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AAA		5,251,150

500	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 6.200%, 10/01/10 – MBIA Insured	No Opt. Call	AAA		539,770

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Florida (continued)

$7,760	Florida Board of Education, Lottery Revenue Bonds, Series 2006A, 5.000%, 7/01/17 – AMBAC Insured	7/15 at 101.00	AAA		$8,427,748

3,245	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/17 – AMBAC Insured	7/13 at 101.00	AAA		3,485,714

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – FSA Insured	7/13 at 101.00	AAA		8,239,421

200	Halifax Hospital Medical Center, Daytona Beach, Florida, Healthcare Facilities Revenue Bonds, Halifax Management System Inc., Series 1998A, 4.600%, 4/01/08 – ACA Insured	No Opt. Call	A		201,030

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	AAA		5,537,900

400	Lee County, Florida, Capital Improvement Revenue Refunding Bonds, Series 1997A, 5.750%, 10/01/11 – MBIA Insured	No Opt. Call	AAA		433,476

85	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 1996A, 5.600%, 7/01/08	7/07 at 101.00	BBB+		86,412

3,675	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/10	No Opt. Call	BBB+		3,762,833

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AAA		5,262,900

60	Orange County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Series 1997B, 5.400%, 9/01/09 (Alternative Minimum Tax)	9/07 at 102.00	AAA		60,253

1,870	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16 (Pre-refunded 4/01/13)	4/13 at 100.00	Aa1	(3)	1,996,580

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,417,966

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – MBIA Insured	No Opt. Call	AAA		8,358,995

2,460	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – MBIA Insured (ETM)	No Opt. Call	Aaa		2,743,515

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – MBIA Insured	9/16 at 100.00	Aaa		10,991,954

460	Sarasota Elderly Housing Corporation, Florida, First Mortgage Revenue Bonds, McCown Towers Annex Project, Series 1978, 7.500%, 7/01/09	7/07 at 102.00	N/R		472,070

20,000	South Miami Florida Health Facilities Authority, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27 (WI/DD, Settling 5/21/07)	8/17 at 100.00	AA–		20,873,800

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – FSA Insured	1/15 at 100.00	AAA		6,413,889
91,420	Total Florida				97,557,376
	Georgia – 0.5%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	AAA		10,180,600

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB+		1,039,940
11,000	Total Georgia				11,220,540
	Idaho – 0.2%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		474,944
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,351,948
1,750	Total Idaho				1,826,892

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Illinois – 7.2%

$17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		$18,845,400

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	AAA		9,826,362

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	7/07 at 100.00	AA		7,013,645

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AAA		10,443,600

22,335	Chicago, Illinois, Water Revenue Bonds, Series 1995, 5.000%, 11/01/15 – FGIC Insured	5/07 at 102.00	AAA		22,752,441

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AAA		21,454,400

6,760	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AAA		7,243,813

1,000	Illinois Development Finance Authority, Adjustable Rate Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB		1,018,290

	Illinois Health Facilities Authority, Revenue Bonds, Centegra Health System, Series 1998:
500	5.500%, 9/01/09	9/08 at 101.00	A–		514,245
900	5.500%, 9/01/10	9/08 at 101.00	A–		925,164

9,025	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 7.000%, 5/15/22	5/10 at 101.00	Baa2		9,779,761

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002:
595	5.125%, 5/15/10	No Opt. Call	Baa2		608,078
905	5.250%, 5/15/11	No Opt. Call	Baa2		935,381
600	5.250%, 5/15/12	No Opt. Call	Baa2		623,508

1,800	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		1,867,644

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – MBIA Insured	11/08 at 101.00	AAA		1,033,120

8,000	Illinois Health Facilities Authority, Revenue Bonds, OSF Healthcare System, Series 1999, 6.250%, 11/15/29 (Pre-refunded 11/15/09)	11/09 at 101.00	A	(3)	8,566,320

3,000	Illinois Health Facilities Authority, Revenue Bonds, Passavant Memorial Hospital Association, Series 2001, 6.000%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	A	(3)	3,239,550

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – MBIA Insured	8/13 at 100.00	AAA		7,870,235

10,400	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	AA		11,367,408

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – MBIA Insured	6/12 at 101.00	AAA		25,057,348

3,031	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		3,131,993
163,871	Total Illinois				174,117,706
	Indiana – 0.9%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	A–		3,035,310

11,590	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	9/07 at 100.00	AAA		11,701,032

1,990	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/07 at 100.00	N/R	(3)	2,365,911
5,815	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17	2/15 at 100.00	BBB		5,936,824
22,395	Total Indiana				23,039,077

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Iowa – 0.7%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
$1,290	5.250%, 7/01/13	No Opt. Call	BBB–		$1,344,709
2,235	5.250%, 7/01/14	No Opt. Call	BBB–		2,335,910
4,460	5.250%, 7/01/15	No Opt. Call	BBB–		4,656,820
2,000	5.250%, 7/01/16	No Opt. Call	BBB–		2,089,380
820	5.000%, 7/01/19	7/16 at 100.00	BBB–		831,693

560	Iowa Housing Finance Authority, Single Family Mortgage Bonds, Series 1977A, 5.875%, 8/01/08	8/07 at 100.00	Aaa		563,948

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		53,373

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		2,661,293
90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		96,774
1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,284,948
15,175	Total Iowa				15,918,848
	Kansas – 0.6%

	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003:
3,350	5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	AAA		3,568,152
7,700	5.000%, 10/01/20 – FGIC Insured	10/13 at 100.00	AAA		8,201,424

1,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		1,903,183
12,875	Total Kansas				13,672,759
	Kentucky – 0.0%

500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(3)	523,510
	Louisiana – 2.3%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA		12,325,128
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	AAA		9,685,080
12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	AAA		12,982,255

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – FSA Insured	12/08 at 102.00	AAA		5,209,923

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A		2,411,424

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		13,829,953
53,235	Total Louisiana				56,443,763
	Maryland – 0.2%

1,450	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/07 at 102.00	Aa2		1,479,972
	Massachusetts – 4.7%

8,140	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	AAA		8,722,336

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,675	5.000%, 10/01/17 (WI/DD, Settling 5/01/07)	No Opt. Call	BBB–		2,741,527
515	5.000%, 10/01/18 (WI/DD, Settling 5/01/07)	10/17 at 100.00	BBB–		525,676

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 1998B, 5.250%, 7/01/10 – ACA Insured	7/08 at 101.00	A		818,816

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,554,855
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,891,996

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Massachusetts (continued)

$10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA		$11,113,100

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA	(3)	13,280,875

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA	(3)	7,519,987

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	AAA		10,754,800

7,000	Massachusetts, General Obligation Bonds, Series 2003D, 5.500%, 10/01/15	No Opt. Call	AA		7,828,940

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
10,000	5.000%, 12/15/11 – FSA Insured	No Opt. Call	Aaa		10,541,000
22,325	5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aaa		23,733,261
12,000	5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		12,854,040
106,320	Total Massachusetts				113,881,209
	Michigan – 7.3%

1,230	Detroit City School District, Wayne County, Michigan, General Obligation Refunding Bonds, Series 2003A, 5.250%, 5/01/11 – FGIC Insured	No Opt. Call	AAA		1,298,683

	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A:
4,555	5.000%, 7/01/18 – FSA Insured	7/16 at 100.00	AAA		4,897,900
9,295	5.000%, 7/01/19 – FSA Insured	7/16 at 100.00	AAA		9,972,606

4,765	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006C, 5.000%, 7/01/18 – FSA Insured	7/16 at 100.00	AAA		5,123,709

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	AAA		8,406,446

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – MBIA Insured	1/12 at 100.00	AAA		11,610,260

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		8,000,550

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		7,233,512

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BBB		1,152,641

3,370	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Aquinas College, Series 1998C, 5.125%, 5/01/16 – RAAI Insured	5/08 at 100.00	AA		3,403,532

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,092,680
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,684,720

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – FSA Insured	6/15 at 100.00	AAA		9,435,811

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 1998I:
14,080	4.750%, 10/15/17	10/09 at 100.00	AA–		14,367,654
3,850	4.750%, 10/15/21	10/09 at 100.00	AA–		3,902,938

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I:
8,630	5.250%, 10/15/12 – FSA Insured	No Opt. Call	AAA		9,283,291
3,500	5.250%, 10/15/15 – FSA Insured	10/13 at 100.00	AAA		3,794,840

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:
20,185	5.750%, 8/15/13	8/07 at 100.00	BB–		20,189,643
41,900	5.500%, 8/15/23	8/07 at 100.00	BB–		41,851,394

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Genesys Regional Medical Center Obligated Group, Series 1998A, 5.500%, 10/01/08 (ETM)	No Opt. Call	Aaa		1,025,400

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Michigan (continued)

$195	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Gratiot Community Hospital, Series 1995, 6.100%, 10/01/07	No Opt. Call	A–		$196,340

175	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 4.900%, 6/01/08	No Opt. Call	BBB–		175,754

40	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 4.900%, 6/01/08 (ETM)	No Opt. Call	N/R	(3)	40,499

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB–		1,117,379
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB–		1,346,764
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB–		1,417,514

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A		1,530,285
170,560	Total Michigan				176,552,745
	Minnesota – 0.8%

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,050	5.250%, 12/01/10	No Opt. Call	Baa1		1,089,669
3,130	5.250%, 12/01/11	No Opt. Call	Baa1		3,276,985

805	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – MBIA Insured	8/07 at 100.00	AAA		818,838

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	Baa1		1,050,910

950	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Facility Revenue Bonds, Regions Hospital, Series 1998, 5.000%, 5/15/09	No Opt. Call	BBB		967,214

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R		487,174

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R		230,603
375	5.000%, 2/01/13	No Opt. Call	N/R		385,995
400	5.000%, 2/01/14	No Opt. Call	N/R		411,460
300	5.000%, 2/01/15	No Opt. Call	N/R		308,796

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	Baa3		2,901,516

2,685	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+		2,878,374

5,000	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	A		5,321,050
19,065	Total Minnesota				20,128,584
	Mississippi – 0.8%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/07 at 100.00	BBB–		8,753,355

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A		10,544,789
18,800	Total Mississippi				19,298,144
	Missouri – 2.0%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R		1,295,485
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R		3,135,474

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+		1,295,818
1,465	4.400%, 3/01/15	No Opt. Call	BBB+		1,470,230
1,515	4.450%, 3/01/16	No Opt. Call	BBB+		1,516,560

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+		6,460,002

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Missouri (continued)

	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A:
$320	5.375%, 11/15/09	11/08 at 102.00	N/R	$320,403
3,650	5.800%, 11/15/17	11/08 at 102.00	N/R	3,682,376

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	AAA	14,109,585

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,387,031
46,095	Total Missouri			48,672,964
	Montana – 0.3%

6,665	Montana Health Facility Authority, Healthcare Facility Revenue Bonds, Community Medical Center Inc., Series 1996, 6.375%, 6/01/18	6/07 at 101.00	BB+	6,741,714
	Nevada – 0.2%

1,920	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/07 at 103.00	N/R	1,987,526

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	A	3,336,150
4,920	Total Nevada			5,323,676
	New Hampshire – 0.5%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	423,707
430	5.000%, 7/01/15	No Opt. Call	BBB+	449,470
445	5.000%, 7/01/16	No Opt. Call	BBB+	465,452

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3	435,787
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3	1,043,630

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	10,359,600
12,695	Total New Hampshire			13,177,646
	New Jersey – 6.3%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB	1,178,635

14,000	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa	15,030,260

1,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 7.000%, 12/01/29 (Mandatory put 12/01/09) (Alternative Minimum Tax)	No Opt. Call	BBB	1,068,150

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,760	5.375%, 6/15/15	No Opt. Call	BBB	8,334,783
2,270	5.625%, 6/15/19	6/10 at 100.00	BBB	2,370,992

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
1,610	5.500%, 7/01/11	No Opt. Call	Baa1	1,696,425
3,145	5.500%, 7/01/12	No Opt. Call	Baa1	3,344,267

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3	408,992

8,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AAA	8,825,669

	New Jersey, General Obligation Bonds, Series 2001H:
8,070	5.250%, 7/01/12	No Opt. Call	AA	8,651,282
6,150	5.250%, 7/01/12 – FGIC Insured	No Opt. Call	AAA	6,601,964

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	New Jersey (continued)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
$6,815	5.000%, 6/01/09 (ETM)	No Opt. Call	AAA		$6,997,301
6,315	5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,838,892

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		105,997
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		105,997
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,435,676
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,459,749
1,680	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,796,088

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
37,800	4.500%, 6/01/23	6/17 at 100.00	BBB		37,350,934
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB		24,833,748
147,845	Total New Jersey				153,435,801
	New Mexico – 0.3%

7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(3)	8,175,016
	New York – 12.3%

3,635	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/17 – MBIA Insured	7/16 at 100.00	AAA		3,946,410

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
2,150	5.000%, 11/01/13	11/10 at 100.00	Aa1		2,230,303
1,065	5.000%, 11/01/14	11/10 at 100.00	Aa1		1,104,778

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	A+	(3)	17,037,445

3,160	Dormitory Authority of the State of New York, Revenue Bonds, Catskill Regional Hospital, Series 2004, 5.250%, 2/15/17 – FGIC Insured	2/15 at 100.00	AAA		3,436,121

755	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 1997B, 5.500%, 8/15/17	5/07 at 102.00	AA–		770,976

16,500	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – FSA Insured	No Opt. Call	AAA		17,480,430

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – MBIA Insured	10/12 at 100.00	AAA		8,881,666

16,845	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.000%, 12/01/18 (Pre-refunded 6/01/08) – FSA Insured	6/08 at 101.00	AAA		17,256,355

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B:
12,500	5.250%, 12/01/13	No Opt. Call	A–		13,521,875
1,540	5.250%, 6/01/14	No Opt. Call	A–		1,671,254

17,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AAA		18,047,710

16,195	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	AAA		17,573,842

8,180	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	8/08 at 101.00	AA–		8,408,631

2,590	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13 (Pre-refunded 8/01/08)	8/08 at 101.00	AA–	(3)	2,670,912

	New York City, New York, General Obligation Bonds, Fiscal Series 2004A:
10,185	5.000%, 8/01/11	No Opt. Call	AA–		10,669,195
7,080	5.000%, 8/01/12	No Opt. Call	AA–		7,478,321

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	New York (continued)

	New York City, New York, General Obligation Bonds, Fiscal Series 2004B:
$15,000	5.250%, 8/01/11	No Opt. Call	AA–		$15,859,050
5,000	5.250%, 8/01/12	No Opt. Call	AA–		5,340,250

	New York City, New York, General Obligation Bonds, Fiscal Series 2004I:
8,680	5.000%, 8/01/16 – MBIA Insured	8/14 at 100.00	AAA		9,307,651
5,775	5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AAA		6,211,879

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AAA		5,378,250

2,785	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		2,851,311

7,090	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Second Resolution, New York City Municipal Water Finance Authority Projects, Subordinated Series 2006B, 5.000%, 6/15/21	6/16 at 100.00	Aa1		7,602,040

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		16,350,068

5,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2002A, 5.500%, 3/15/18 (Pre-refunded 3/15/12)	3/12 at 100.00	AAA		5,417,600

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,000	5.250%, 6/01/16	6/10 at 100.00	AA–		2,082,740
40,000	5.500%, 6/01/17	6/11 at 100.00	AA–		42,495,195

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,918,300
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,743,300

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		1,079,010

200	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07 (Alternative Minimum Tax)	No Opt. Call	N/R		201,280
281,480	Total New York				299,024,148
	North Carolina – 2.3%

2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15	1/09 at 102.00	BBB		2,610,200

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	BBB		21,444,400
11,000	5.125%, 1/01/23	1/13 at 100.00	BBB		11,457,270

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	AA–		2,095,780

500	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006B, 4.200%, 7/01/10	7/08 at 100.00	N/R		500,515

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
7,000	5.500%, 1/01/13	No Opt. Call	A3		7,549,570
10,000	5.250%, 1/01/18 – MBIA Insured	1/13 at 100.00	AAA		10,709,100

520	Wilmington Housing Authority, North Carolina, First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)	6/07 at 100.00	N/R	(3)	521,768
53,520	Total North Carolina				56,888,603
	Ohio – 0.6%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006A, 5.000%, 1/01/13	No Opt. Call	A–		4,096,986

1,000	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1988C, 6.050%, 10/01/09	No Opt. Call	AAA		1,050,110

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Ohio (continued)

$1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–	$2,096,060

6,140	Ohio, State Appropriation Lease Bonds, Higher Education Capital Facilities, Series 2002A-II, 5.375%, 12/01/12	No Opt. Call	AA	6,652,936

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–	772,661
805	5.000%, 11/15/16	No Opt. Call	A–	846,136
14,580	Total Ohio			15,514,889
	Oklahoma – 0.6%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–	2,666,631

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AAA	9,004,046

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+	125,641
700	5.250%, 5/15/13	No Opt. Call	BBB+	737,128
790	5.250%, 5/15/14	No Opt. Call	BBB+	834,919
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+	1,103,844
13,530	Total Oklahoma			14,472,209
	Pennsylvania – 1.5%

4,560	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,740,074

495	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Geneva College, Series 1998, 4.950%, 4/01/08	No Opt. Call	BBB–	496,272

5,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/17 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA	5,459,100

13,655	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	AAA	14,575,210

11,000	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 4.358%, 12/01/24	12/17 at 100.00	AAA	11,003,850
34,710	Total Pennsylvania			36,274,506
	Puerto Rico – 3.5%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AAA	4,582,452
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AAA	5,367,600

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
8,740	5.500%, 7/01/25 – AGC Insured	No Opt. Call	AAA	10,253,069
1,580	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	AAA	1,880,706

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	AAA	10,944,700

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2004J, 5.000%, 7/01/28 (Mandatory put 7/01/12)	7/12 at 100.00	BBB	3,125,160

5,500	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2004A, 5.750%, 8/01/27 (Mandatory put 2/01/12)	2/12 at 100.00	BBB–	5,884,230

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – MBIA Insured	No Opt. Call	AAA	11,292,900

10,000	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	AAA	10,856,500

5,280	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Z, 6.250%, 7/01/15 – MBIA Insured	No Opt. Call	AAA	6,186,946

11,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA	11,778,360

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Puerto Rico (continued)

$2,200	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.000%, 5/15/08	No Opt. Call	BBB	$2,223,650
76,500	Total Puerto Rico			84,376,273
	Rhode Island – 0.4%

2,265	Rhode Island Health and Educational Building Corporation, Revenue Refunding Bonds, Johnson and Wales University, Series 2003, 5.000%, 4/01/10 – XLCA Insured	No Opt. Call	AAA	2,344,751

7,895	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	8,415,517
10,160	Total Rhode Island			10,760,268
	South Carolina – 0.7%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	4,381,160

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	BBB+	1,593,600
2,000	5.250%, 12/01/24	12/15 at 100.00	BBB+	2,121,860

3,600	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 1999A, 5.500%, 1/01/11 – MBIA Insured	1/10 at 101.00	AAA	3,798,540

5,700	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22	5/11 at 101.00	BBB	6,062,406
16,800	Total South Carolina			17,957,566
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
450	5.000%, 4/01/09	No Opt. Call	BBB+	456,597
760	5.000%, 4/01/17	4/13 at 100.00	BBB+	776,948
800	5.000%, 4/01/18	4/13 at 100.00	BBB+	815,768
840	5.000%, 4/01/19	4/13 at 100.00	BBB+	855,246
820	5.000%, 4/01/20	4/13 at 100.00	BBB+	833,186

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–	1,060,600

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–	4,210,720

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
275	4.500%, 9/01/10	No Opt. Call	A–	278,726
295	4.500%, 9/01/12	No Opt. Call	A–	300,449
300	4.550%, 9/01/14	No Opt. Call	A–	306,555
9,540	Total South Dakota			9,894,795
	Tennessee – 2.3%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	742,392
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	773,040

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
14,645	5.000%, 12/01/13 – MBIA Insured	No Opt. Call	AAA	15,708,520
10,000	5.000%, 12/01/15 – MBIA Insured	12/13 at 100.00	AAA	10,661,300
15,500	5.000%, 12/01/17 – MBIA Insured	12/13 at 100.00	AAA	16,450,925

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB	525,375

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tennessee (continued)

$2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB	$2,096,660

7,350	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put 10/01/08)	No Opt. Call	N/R	7,459,883

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+	1,442,560
52,860	Total Tennessee			55,860,655
	Texas – 7.2%

5,000	Austin, Texas, Airport System Prior Lien Revenue Bonds, Series 2003, 5.250%, 11/15/16 – MBIA Insured	11/13 at 100.00	AAA	5,367,850

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – MBIA Insured	5/13 at 100.00	AAA	9,436,240

6,585	Crowley Independent School District, Tarrant and Johnson Counties, Texas, General Obligation Bonds, Series 1997, 6.500%, 8/01/23 (Pre-refunded 8/01/08)	8/08 at 100.00	AAA	6,815,212

3,000	Goose Creek Consolidated Independent School District, Harris County, Texas, General Obligation Refunding Bonds, Series 1993, 0.000%, 2/15/09	No Opt. Call	AAA	2,804,100

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
3,290	5.000%, 12/01/09	No Opt. Call	A+	3,375,244
1,475	5.250%, 12/01/10	No Opt. Call	A+	1,537,230
1,000	5.250%, 12/01/11	No Opt. Call	A+	1,052,510
1,150	5.250%, 12/01/12	No Opt. Call	A+	1,219,805
1,000	5.250%, 12/01/13	No Opt. Call	A+	1,067,830

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	8/07 at 100.00	AAA	7,575,610

12,555	Harris County Health Facilities Development Corporation, Texas, Revenue Bonds, Christus Health, Series 1999A, 5.625%, 7/01/12 (Pre-refunded 7/01/09) – MBIA Insured	7/09 at 101.00	AAA	13,154,878

15,000	Harris County, Texas, Subordinate Lien General Obligation Bonds, Series 2004B, 5.000%, 8/15/32 (Mandatory put 8/15/12) – FSA Insured	No Opt. Call	AAA	15,858,300

	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
3,500	5.250%, 5/15/11 – MBIA Insured	No Opt. Call	AAA	3,699,850
5,750	5.250%, 5/15/12 – MBIA Insured	No Opt. Call	AAA	6,144,105
3,595	5.250%, 5/15/13 – MBIA Insured	No Opt. Call	AAA	3,879,005

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AAA	6,597,900
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AAA	5,921,615

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – FSA Insured	12/11 at 100.00	AAA	10,739,900

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – FSA Insured	12/12 at 100.00	AAA	10,621,800

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,654,541

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	AAA	6,508,573

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	AAA	4,846,717

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	AAA	3,739,844

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2	9,121,734
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2	10,015,110

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Texas (continued)

$5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, 5.000%, 2/15/19	2/17 at 100.00	AA–		$5,254,150

800	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09	No Opt. Call	Baa3		818,712

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26 (WI/DD, Settling 5/16/07)	7/17 at 100.00	BBB+		5,217,900
11,300	5.250%, 7/01/28 (WI/DD, Settling 5/16/07)	7/17 at 100.00	BBB+		11,764,656
165,900	Total Texas				175,810,921
	Virgin Islands – 0.0%

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09	7/08 at 101.00	N/R		1,014,760
	Virginia – 0.9%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A3		2,517,106

5,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Goverment Center Properties, Series 2003, 5.000%, 5/15/14	No Opt. Call	AA+		5,378,750

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2003B:
2,685	5.250%, 10/01/14 – FGIC Insured	10/13 at 100.00	AAA		2,906,432
2,280	5.250%, 10/01/15 – FGIC Insured	10/13 at 100.00	AAA		2,461,967

555	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11	10/09 at 101.00	A3		579,953

7,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	BBB	(3)	7,541,124
20,025	Total Virginia				21,385,332
	Washington – 4.0%

2,505	Chelan County Public Utility District 1, Washington, Rocky Reach Hydroelectric System Revenue Bonds, Series 1968, 5.125%, 7/01/23	7/07 at 100.00	AA		2,507,305

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(3)	2,709,648

4,730	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station – Nuclear Project 2, Series 2004A, 5.250%, 7/01/11 – AMBAC Insured	No Opt. Call	AAA		5,009,685

	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2003A:
4,145	5.500%, 7/01/12	No Opt. Call	Aaa		4,483,771
4,100	5.500%, 7/01/14	No Opt. Call	Aaa		4,529,557

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2001A, 5.500%, 7/01/12 – FSA Insured	7/11 at 101.00	AAA		5,382,400

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – MBIA Insured	7/12 at 100.00	AAA		5,396,450

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,424,369

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,225,396

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AAA		9,676,614

5,000	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 1, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aaa		6,213,050

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Washington (continued)

$7,805	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09	No Opt. Call	Aaa		$8,322,393

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
5,000	5.250%, 6/01/09	No Opt. Call	BBB		5,119,200
320	5.500%, 6/01/12	No Opt. Call	BBB		339,523
6,470	6.500%, 6/01/26	6/13 at 100.00	BBB		7,125,152

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – MBIA Insured	No Opt. Call	AAA		14,185,560

7,845	Washington, Various Purpose General Obligation Bonds, Series 2000A, 5.625%, 7/01/21 (Pre-refunded 7/01/10) – FSA Insured	7/10 at 100.00	AAA		8,295,931
87,760	Total Washington				95,946,004
	Wisconsin – 4.1%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
3,000	5.000%, 6/01/08	No Opt. Call	BBB		3,032,910
1,265	5.000%, 6/01/09	No Opt. Call	BBB		1,289,655
150	5.500%, 6/01/10	No Opt. Call	BBB		156,222
100	5.750%, 6/01/12	No Opt. Call	BBB		107,378
4,100	6.000%, 6/01/17	6/12 at 100.00	BBB		4,399,136

4,552	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	AAA		4,884,023

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College, Series 1998, 5.000%, 10/01/09	10/07 at 101.00	BBB		757,283

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		2,054,720

2,505	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/22	9/17 at 100.00	BBB+		2,579,273

2,275	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/20	9/17 at 100.00	BBB+		2,353,783

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aaa		7,936,479

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–		2,598,176
11,955	5.250%, 8/15/20	8/16 at 100.00	A–		12,615,036

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–		10,471,598

10,000	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27 (Alternative Minimum Tax)	9/08 at 101.50	AA		10,158,800

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,643,976

2,820	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(3)	3,017,400

8,105	Wisconsin, General Obligation Bonds, Series 2001F, 5.250%, 5/01/20 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA		8,652,979

17,620	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – MBIA Insured	5/15 at 100.00	AAA		18,989,074
94,167	Total Wisconsin				99,697,901
$2,302,048	Total Investments (cost $2,369,538,654) – 100.5%				2,439,928,833

	Other Assets Less Liabilities – (0.5)%				(13,301,331)

	Net Assets – 100%				$2,426,627,502

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2007

Forward Swaps outstanding at April 30, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (4)	Termination Date	Unrealized Appreciation (Depreciation)
JP Morgan Chase	$50,000,000	Receive	3-Month USD-LIBOR	5.054%	Semi-Annually	11/09/07	11/09/12	$(203,122)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Alabama – 2.3%

$3,815	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.500%, 12/01/12	12/11 at 101.00	A–	$4,054,429

3,630	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa1	3,774,910

2,595	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%, 6/01/09	No Opt. Call	Baa3	2,605,847

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3	1,045,910
1,000	5.000%, 11/15/14	No Opt. Call	A3	1,048,600

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	6/09 at 100.00	BBB	1,522,710

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, International Paper Company, Series 1998A, 4.750%, 4/01/10	No Opt. Call	BBB	1,014,660
14,540	Total Alabama			15,067,066
	Arizona – 1.7%

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
1,025	5.125%, 5/15/09	No Opt. Call	A–	1,051,722
695	5.250%, 5/15/11	No Opt. Call	A–	731,620
1,000	5.250%, 5/15/12	No Opt. Call	A–	1,062,310

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13	No Opt. Call	Baa1	3,208,682
3,000	5.000%, 4/01/15	No Opt. Call	Baa1	3,136,500

2,000	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08) (Alternative Minimum Tax)	No Opt. Call	BBB	2,002,500
10,800	Total Arizona			11,193,334
	Arkansas – 1.0%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,620	5.500%, 11/01/11	No Opt. Call	Baa2	1,691,734
3,415	5.500%, 11/01/12	11/11 at 101.00	Baa2	3,588,584

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	BBB	1,665,653
6,640	Total Arkansas			6,945,971
	California – 11.5%

5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2007F, 5.000%, 4/01/17 (WI/DD, Settling 5/15/07)	No Opt. Call	AA	5,478,850

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
5,000	5.500%, 5/01/07	No Opt. Call	A1	5,000,250
3,000	5.500%, 5/01/08	No Opt. Call	A1	3,054,300
9,900	5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	AAA	10,820,302

2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2005G, 5.000%, 7/01/09	No Opt. Call	A	2,564,675

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	A2	1,059,110

5,000	California Statewide Community Development Authority, Multifamily Housing Revenue Refunding Bonds, Archstone Communities Trust, Archstone Oakridge Apartments, Series 1999E, 5.300%, 6/01/29 (Mandatory put 6/01/08)	No Opt. Call	BBB+	5,074,250

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB+	1,062,910

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	California (continued)

$4,750	California Statewide Community Development Authority, Revenue Refunding Bonds, Irvine Apartment Communities Development, Series 1998A, 4.900%, 5/15/25 (Mandatory put 5/15/08)	No Opt. Call	BBB	$4,798,023

1,000	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/12	No Opt. Call	AA+	1,074,950

9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A+	10,273,969

10,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AAA	10,994,798

	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 2001:
1,105	4.750%, 2/01/08	No Opt. Call	Baa2	1,108,293
1,115	4.750%, 2/01/09	No Opt. Call	Baa2	1,122,660
1,210	4.750%, 2/01/10	No Opt. Call	Baa2	1,221,568

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,000	5.000%, 8/15/07	No Opt. Call	N/R	1,002,940
1,505	5.000%, 8/15/12	No Opt. Call	N/R	1,567,668
1,000	5.000%, 8/15/13	No Opt. Call	N/R	1,046,750

2,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,490,638

320	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA	388,490

145	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA	169,570

2,315	San Bernardino County Transportation Authority, California, Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%, 3/01/10 – FGIC Insured (ETM)	No Opt. Call	AAA	2,401,836

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3	1,492,562
1,500	5.000%, 9/01/15	No Opt. Call	Baa3	1,577,115
72,685	Total California			76,846,477
	Colorado – 1.2%

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
260	5.000%, 6/01/08	No Opt. Call	A–	262,756
275	5.000%, 6/01/09	No Opt. Call	A–	280,387
250	5.000%, 6/01/11	No Opt. Call	A–	258,758

	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2001:
660	5.300%, 9/01/07	No Opt. Call	A3	662,739
690	5.400%, 9/01/08	No Opt. Call	A3	702,268
830	5.500%, 9/01/09	No Opt. Call	A3	856,801

	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004:
680	4.500%, 1/15/09	No Opt. Call	BBB+	685,413
500	5.000%, 1/15/11	No Opt. Call	BBB+	516,000

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – MBIA Insured	No Opt. Call	AAA	2,619,026

1,000	Stonegate Village Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 3.500%, 12/01/12 – MBIA Insured	12/08 at 100.00	AAA	987,230
7,595	Total Colorado			7,831,378
	Connecticut – 2.1%

185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care, Series 1997B, 5.125%, 7/01/07	No Opt. Call	BBB–	185,315

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – FSA Insured	11/12 at 100.00	AAA	10,889,598

3,000	Stamford Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Fairfield Apartments, Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative Minimum Tax)	No Opt. Call	A–	3,031,860
13,185	Total Connecticut			14,106,773

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Delaware – 1.0%

$2,000	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)	No Opt. Call	Baa2	$2,075,980

2,155	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10) (Alternative Minimum Tax)	No Opt. Call	Baa2	2,238,592

	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2004A:
580	5.250%, 6/01/09	No Opt. Call	BBB+	593,595
1,215	5.250%, 6/01/10	No Opt. Call	BBB+	1,254,901

505	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB+	528,104
6,455	Total Delaware			6,691,172
	Florida – 3.8%

5,000	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AAA	5,386,250

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – FSA Insured	No Opt. Call	AAA	8,985,040

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	A+	261,428

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3	1,730,636

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2	2,818,449

2,165	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 1996A, 5.600%, 7/01/08	7/07 at 101.00	BBB+	2,200,961

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+	3,979,004
23,625	Total Florida			25,361,768
	Georgia – 0.8%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	AAA	3,216,480

1,175	Banks County, Georgia, General Obligation Bonds, Series 2006, 5.000%, 12/01/12 – AMBAC Insured	No Opt. Call	Aaa	1,252,327

350	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – MBIA Insured	No Opt. Call	AAA	407,831

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – MBIA Insured	No Opt. Call	AAA	241,175
4,735	Total Georgia			5,117,813
	Illinois – 4.3%

4,275	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.000%, 7/01/08 (ETM)	No Opt. Call	Aaa	4,340,536

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	AAA	5,063,050

4,285	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA	4,923,165

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – XLCA Insured	No Opt. Call	AAA	1,190,093
1,030	5.000%, 11/15/12 – XLCA Insured	No Opt. Call	AAA	1,088,854

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,785	5.250%, 11/15/09	No Opt. Call	A	1,837,515
2,540	5.250%, 11/15/10	No Opt. Call	A	2,638,730

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Illinois (continued)

$3,000	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		$3,112,740

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
2,000	3.939%, 12/15/13 (WI/DD, Settling 5/01/07)	No Opt. Call	AAA		2,000,500
1,000	4.039%, 12/15/16 (WI/DD, Settling 5/01/07)	No Opt. Call	AAA		1,000,250

1,521	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		1,571,680
27,571	Total Illinois				28,767,113
	Indiana – 1.1%

	Goshen, Indiana, Revenue Refunding Bonds, Greencroft Obligation Group, Series 1998:
790	5.250%, 8/15/07	No Opt. Call	N/R		791,114
680	5.300%, 8/15/08	No Opt. Call	N/R		684,876
775	5.350%, 8/15/09	8/08 at 101.00	N/R		784,091

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+		1,046,040

4,150	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana and Michigan Power Company, Series 2002A, 4.900%, 6/01/25 (Mandatory put 6/01/07)	6/17 at 100.00	BBB		4,155,105
7,395	Total Indiana				7,461,226
	Iowa – 0.2%

200	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		230,990

1,385	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 1996, 9.150%, 7/01/09 (ETM)	No Opt. Call	N/R	(3)	1,470,496
1,585	Total Iowa				1,701,486
	Kansas – 1.1%

2,000	Burlington, Kansas, Environmental Improvement Revenue Refunding Bonds, Kansas City Power and Light Company, Series 1998B, 4.750%, 9/01/15 (Mandatory put 10/01/07)	No Opt. Call	A3		2,003,980

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2		1,049,310
650	5.250%, 11/15/14	No Opt. Call	A2		694,148

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		3,898,167
7,315	Total Kansas				7,645,605
	Kentucky – 1.8%

8,500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(3)	8,899,670

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – FSA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		2,471,559

675	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.000%, 3/01/09 (Alternative Minimum Tax)	No Opt. Call	Baa3		678,537
11,480	Total Kentucky				12,049,766
	Louisiana – 0.1%

360	Jefferson Parish Hospital Service District No. 1, Hospital Revenue Bonds (Series 1979) Parish of Jefferson, State of Louisiana (West Jefferson General Hospital Project), 7.250%, 1/01/09 (ETM)	No Opt. Call	Aaa		372,820
	Maryland – 0.4%

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004:
515	5.000%, 8/15/09	No Opt. Call	A3		527,504
1,755	5.000%, 8/15/10	No Opt. Call	A3		1,810,160
2,270	Total Maryland				2,337,664

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Massachusetts – 6.3%

$1,935	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		$1,970,120

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
5,000	5.500%, 1/01/10 – MBIA Insured	No Opt. Call	AAA		5,212,900
5,000	5.625%, 1/01/12 – MBIA Insured	No Opt. Call	AAA		5,376,800

750	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Issue E, Series 1997B, 5.350%, 7/01/07 – AMBAC Insured (Alternative Minimum Tax)	7/07 at 100.00	AAA		751,305

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E:
1,270	5.250%, 10/01/09 – RAAI Insured	No Opt. Call	AA		1,311,402
545	5.250%, 10/01/10 – RAAI Insured	No Opt. Call	AA		569,302
1,625	5.000%, 10/01/11 – RAAI Insured	No Opt. Call	AA		1,699,214

700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 1999B, 5.000%, 7/01/09	No Opt. Call	AA		717,080

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,745	5.150%, 12/01/07 (Alternative Minimum Tax)	No Opt. Call	BBB		1,755,575
2,500	5.200%, 12/01/08 (Alternative Minimum Tax)	No Opt. Call	BBB		2,547,125

5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – FSA Insured	12/10 at 100.00	Aaa		5,327,900

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AAA		9,172,585

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		5,355,850

20	The Commonwealth of Massachusetts, General Obligation Bonds, Series 1992B Refunding, 6.500%, 8/01/08 (ETM)	No Opt. Call	Aa2	(3)	20,667
39,645	Total Massachusetts				41,787,825
	Michigan – 1.7%

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(3)	2,152,480

3,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – FSA Insured	No Opt. Call	AAA		3,818,028

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A:
2,000	5.000%, 3/01/09 (ETM)	No Opt. Call	A1	(3)	2,045,100
3,000	5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(3)	3,268,620
10,515	Total Michigan				11,284,228
	Minnesota – 1.2%

6,465	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA		6,888,321

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		1,333,963
7,715	Total Minnesota				8,222,284
	Mississippi – 1.2%

5,000	Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Series 2000B-3, 5.450%, 3/01/10 (Alternative Minimum Tax)	No Opt. Call	A2		5,150,050

2,660	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB		2,725,702
7,660	Total Mississippi				7,875,752

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Missouri – 0.3%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
$1,000	5.000%, 4/01/12	No Opt. Call	N/R	$1,046,270
500	5.000%, 4/01/13	No Opt. Call	N/R	525,970

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
150	5.000%, 11/01/08	No Opt. Call	N/R	150,549
215	5.000%, 11/01/09	No Opt. Call	N/R	216,279
300	5.000%, 11/01/11	No Opt. Call	N/R	302,946
2,165	Total Missouri			2,242,014
	Montana – 0.5%

3,000	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Portland General Electric Company, Series 1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)	No Opt. Call	BBB+	3,067,920
	Nebraska – 0.9%

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003:
1,330	5.000%, 11/15/07	No Opt. Call	A1	1,337,568
1,725	5.000%, 11/15/08	No Opt. Call	A1	1,752,445
2,540	5.000%, 11/15/09	No Opt. Call	A1	2,604,160
5,595	Total Nebraska			5,694,173
	Nevada – 2.0%

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
670	5.500%, 9/01/07	No Opt. Call	BBB	672,345
610	5.500%, 9/01/08	No Opt. Call	BBB	618,613
685	5.500%, 9/01/09	No Opt. Call	BBB	701,584
535	5.750%, 9/01/10	No Opt. Call	BBB	556,726
970	6.000%, 9/01/13	9/12 at 101.00	BBB	1,046,640

2,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999, 5.500%, 7/01/09 – AMBAC Insured	No Opt. Call	AAA	2,074,480

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – FSA Insured	No Opt. Call	AAA	7,448,229
12,530	Total Nevada			13,118,617
	New Jersey – 7.0%

5,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/12 – FGIC Insured	No Opt. Call	AAA	5,283,000

4,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005O, 5.000%, 3/01/12	No Opt. Call	AA–	4,208,600

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	AA–	2,133,340
2,325	5.000%, 9/01/14	No Opt. Call	AA–	2,495,120

	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A:
3,520	5.250%, 9/01/13 – FSA Insured	No Opt. Call	AAA	3,824,445
3,710	5.250%, 9/01/14 – FSA Insured	No Opt. Call	AAA	4,065,084

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A:
2,450	5.750%, 6/01/09 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,510,613
2,185	5.800%, 6/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,241,155
2,415	5.900%, 6/01/11 – MBIA Insured (Alternative Minimum Tax)	6/10 at 101.00	AAA	2,481,219

40	New Jersey Highway Authority, Senior Revenue Refunding Bonds, Garden State Parkway, Series 1992, 6.200%, 1/01/10 (ETM)	No Opt. Call	AAA	41,742

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – FSA Insured	No Opt. Call	AAA	5,501,350

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	New Jersey (continued)

$5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – MBIA Insured (ETM)	No Opt. Call	AAA		$5,508,400

115	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa		121,249

140	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA		157,993

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
120	6.500%, 1/01/16	No Opt. Call	A		137,861
25	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AAA		28,852

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
75	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		86,948
10	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		11,593
475	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		550,672
85	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		98,541
120	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		139,117

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	Aaa		2,789,640

1,800	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,924,380
43,235	Total New Jersey				46,340,914
	New Mexico – 2.8%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	AAA		2,573,332
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	AAA		2,730,533
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	AAA		2,886,382

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
2,710	4.800%, 8/01/10	No Opt. Call	AA–		2,788,698
3,505	4.900%, 8/01/11	No Opt. Call	AA–		3,648,880

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,102,162

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,045,900
18,040	Total New Mexico				18,775,887
	New York – 10.4%

700	Albany Housing Authority, Albany, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07	10/07 at 100.00	A3		705,145

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	Aaa		1,666,288
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	Aaa		1,910,343

2,755	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		3,005,209

1,990	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11 (ETM)	No Opt. Call	AA–	(3)	2,170,035

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		1,049,301
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,117,126

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		6,047,334

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,089,840

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	New York (continued)

$3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		$3,708,950

	New York City, New York, General Obligation Bonds, Fiscal Series 2003A:
2,880	5.500%, 8/01/10	No Opt. Call	AA–		3,033,072
2,000	5.000%, 8/01/10	No Opt. Call	AA–		2,076,580

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA–		5,396,800

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – FSA Insured	No Opt. Call	AAA		5,074,897

7,435	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)	No Opt. Call	AA–		7,867,643

565	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Pre-refunded 1/01/11)	1/11 at 100.00	A1	(3)	601,262

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA		5,473,300

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa3		1,574,880

700	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07 (Alternative Minimum Tax)	No Opt. Call	N/R		704,480

12,265	Suffolk County Industrial Development Agency, New York, Resource Recovery Revenue Bonds, Huntington LP, Series 1999, 5.950%, 10/01/09 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	AAA		12,884,258

2,070	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–		2,178,882
64,895	Total New York				69,335,625
	North Carolina – 2.9%

3,010	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2005, 3.550%, 1/15/08 – FSA Insured	No Opt. Call	AAA		3,006,689

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	BBB		4,272,320

7,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10	No Opt. Call	BBB		7,260,750

4,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11	No Opt. Call	A3		4,749,975
18,510	Total North Carolina				19,289,734
	Ohio – 3.5%

1,355	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.000%, 11/15/08	No Opt. Call	Baa1		1,361,450

2,955	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA		3,202,481

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
3,000	5.500%, 1/01/11	No Opt. Call	AA–		3,172,440
2,000	5.500%, 1/01/12	No Opt. Call	AA–		2,140,140

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A		1,204,900
845	5.500%, 8/15/12	No Opt. Call	A		901,539

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA		245,526

595	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–		600,111

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Ohio (continued)

$8,915	Ohio, General Obligation Refunding Bonds, Higher Education, Series 2002C, 5.500%, 11/01/12	No Opt. Call	AA+	$9,709,683

720	Sandusky County, Ohio, Hospital Facilities Revenue Refunding Bonds, Memorial Hospital, Series 1998, 5.100%, 1/01/09	1/08 at 102.00	BBB–	722,635
21,760	Total Ohio			23,260,905
	Oklahoma – 0.2%

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AAA	2,052,745
	Oregon – 1.1%

7,500	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Variable Rate Demand Obligations, Series 2000A, 4.150%, 8/01/25 (Mandatory put 5/01/09) (Alternative Minimum Tax)	No Opt. Call	BBB	7,445,325
	Pennsylvania – 8.3%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
360	4.150%, 2/15/11	No Opt. Call	Baa3	360,169
755	4.200%, 2/15/12	No Opt. Call	Baa3	756,752
785	4.300%, 2/15/13	No Opt. Call	Baa3	789,161
1,480	4.375%, 2/15/14	No Opt. Call	Baa3	1,488,998

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa1	1,774,672
1,800	5.000%, 5/01/13	No Opt. Call	Baa1	1,876,194
1,890	5.000%, 5/01/14	No Opt. Call	Baa1	1,973,330

2,000	Allegheny County, Pennsylvania, Revenue Refunding Bonds, Greater Pittsburgh International Airport, Series 1999, 5.625%, 1/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,090,160

2,200	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,286,878

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – MBIA Insured (ETM)	No Opt. Call	AAA	1,099,900

	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A:
4,000	6.500%, 1/01/08	No Opt. Call	BB+	4,059,960
7,000	6.000%, 1/01/09	1/08 at 102.00	BB+	7,200,620

4,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	7/07 at 100.00	BB+	4,061,560

2,510	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny Delaware Valley Obligated Group, Series 1996A, 5.600%, 11/15/09 – MBIA Insured	No Opt. Call	AAA	2,614,416

3,000	Pennsylvania, General Obligation Bonds, Second Series 2002, 5.500%, 5/01/17 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA	3,246,690

10,000	Pennsylvania, General Obligation Bonds, Series 2004, 5.375%, 7/01/16 – MBIA Insured	No Opt. Call	AAA	11,196,998

165	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Mortgage Revenue Bonds, Cricket Court Apartments, Series 1998A, 5.600%, 4/01/08 (Alternative Minimum Tax)	No Opt. Call	N/R	165,746

275	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986, 7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	AAA	309,796

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,725	5.000%, 9/01/11 – MBIA Insured	No Opt. Call	AAA	4,970,322
2,750	5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AAA	2,918,135
52,415	Total Pennsylvania			55,240,457

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	South Carolina – 3.6%

	Charleston County, South Carolina, Revenue Bonds, CareAlliance Heath Services, Series 2004A:
$1,690	5.000%, 8/15/08	No Opt. Call	A–		$1,710,010
1,400	5.000%, 8/15/09	No Opt. Call	A–		1,428,280
1,980	5.000%, 8/15/10	No Opt. Call	A–		2,033,915

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB		7,722,598

7,215	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.250%, 12/01/09	No Opt. Call	AA–		7,485,418

1,325	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+		1,426,813

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+		2,089,200
22,720	Total South Carolina				23,896,234
	South Dakota – 0.0%

200	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA		222,784
	Tennessee – 2.3%

1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10	No Opt. Call	AA–		1,556,490

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+		544,845
695	5.000%, 7/01/14	No Opt. Call	BBB+		722,744

7,350	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put 10/01/08)	No Opt. Call	N/R		7,459,883

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
1,645	5.750%, 9/01/08 (ETM)	No Opt. Call	N/R	(3)	1,684,908
1,740	6.125%, 9/01/09 (ETM)	No Opt. Call	N/R	(3)	1,825,330
1,350	6.250%, 9/01/10 (ETM)	No Opt. Call	N/R	(3)	1,446,728
14,805	Total Tennessee				15,240,928
	Texas – 4.4%

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Baa2		4,346,120

3,050	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A, 5.000%, 7/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AAA		3,150,803

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
215	4.000%, 8/15/09	No Opt. Call	BBB–		213,942
605	4.125%, 8/15/10	No Opt. Call	BBB–		602,574

4,200	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Baylor Healthcare System, Series 2002, 5.500%, 5/15/08	No Opt. Call	AA–		4,266,780

9,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 3.928%, 12/15/09	12/09 at 100.00	AA–		9,002,250

5,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,284,000

2,310	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Baa3		2,440,931
28,380	Total Texas				29,307,400

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Virginia – 1.0%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
$400	4.000%, 9/01/12	No Opt. Call	BBB		$402,336
400	4.000%, 9/01/13	No Opt. Call	BBB		401,384
400	4.000%, 9/01/14	No Opt. Call	BBB		400,236
400	4.125%, 9/01/15	No Opt. Call	BBB		400,456

5,000	York County Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 1985, 5.500%, 7/01/09	5/07 at 101.00	Baa1		5,056,000
6,600	Total Virginia				6,660,412
	Washington – 2.5%

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – XLCA Insured	No Opt. Call	AAA		6,412,200

2,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded 10/01/09)	10/09 at 101.00	Aa3	(3)	2,125,920

4,160	Seattle, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 1999, 5.500%, 8/01/07 – FSA Insured	No Opt. Call	AAA		4,177,430

3,500	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 – FSA Insured (ETM)	No Opt. Call	AAA		3,669,470
15,660	Total Washington				16,385,020
	Wisconsin – 1.0%

600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, FH Healthcare Development Inc., Series 1999, 5.625%, 11/15/09 (ETM)	No Opt. Call	N/R	(3)	611,322

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001:
1,000	5.625%, 10/01/10	No Opt. Call	AA–		1,054,200
1,100	5.625%, 10/01/11	No Opt. Call	AA–		1,174,701

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B:
600	6.250%, 2/15/09	No Opt. Call	BBB+		622,176
1,250	6.500%, 2/15/12	No Opt. Call	BBB+		1,374,938

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
300	5.000%, 2/15/12	No Opt. Call	BBB+		310,629
400	5.000%, 2/15/13	No Opt. Call	BBB+		415,964
350	5.000%, 2/15/14	No Opt. Call	BBB+		365,008
500	5.000%, 2/15/15	No Opt. Call	BBB+		521,085
6,100	Total Wisconsin				6,450,023
$629,816	Total Investments (cost $656,319,985) – 99.5%				662,694,638

	Other Assets Less Liabilities – 0.5%				3,278,445

	Net Assets – 100%				$665,973,083

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

April 30, 2007

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $5,281,425,729, $380,458,729, $827,900,910, $2,369,538,654 and $656,319,985, respectively)	$5,483,645,798	$397,897,069	$872,833,321	$2,439,928,833	$662,694,638
Cash	—	—	766,902	3,361,217	1,187,326
Receivables:
Interest	89,209,410	6,245,479	12,558,280	37,807,268	10,508,030
Investments sold	39,291,437	150,000	50,000	1,750,000	1,632,227
Shares sold	34,471,449	338,131	594,617	885,410	1,936,164
Other assets	111,409	33,614	79,398	250,164	62,277
Total assets	5,646,729,503	404,664,293	886,882,518	2,483,982,892	678,020,662
Liabilities
Cash overdraft	108,914,244	873,205	—	—	—
Floating rate obligations	88,910,000	8,000,000	59,879,880	—	—
Payables:
Investments purchased	48,214,701	—	—	46,058,356	8,455,650
Shares redeemed	9,608,337	411,499	874,973	1,522,192	1,122,130
Unrealized depreciation on forward swaps	—	—	—	203,122	—
Accrued expenses:
Management fees	2,302,236	152,110	310,376	876,048	224,977
12b-1 distribution and service fees	1,414,557	112,731	78,467	100,454	164,469
Other	1,243,586	78,303	226,957	699,084	154,168
Dividends payable	20,551,100	1,340,039	2,904,432	7,896,134	1,926,185
Total liabilities	281,158,761	10,967,887	64,275,085	57,355,390	12,047,579
Net assets	$5,365,570,742	$393,696,406	$822,607,433	$2,426,627,502	$665,973,083
Class A Shares
Net assets	$2,627,743,097	$283,722,275	$220,377,163	$304,083,725	$410,955,452
Shares outstanding	115,391,339	25,988,126	20,374,718	33,885,568	38,768,920
Net asset value per share	$22.77	$10.92	$10.82	$8.97	$10.60
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$23.77	$11.40	$11.29	$9.25	$10.87
Class B Shares
Net assets	$184,995,919	$22,087,099	$27,490,406	$20,700,468	N/A
Shares outstanding	8,132,835	2,018,480	2,537,930	2,299,668	N/A
Net asset value and offering price per share	$22.75	$10.94	$10.83	$9.00	N/A
Class C Shares
Net assets	$1,375,664,180	$78,977,044	$34,337,854	$54,909,173	$213,116,942
Shares outstanding	60,452,348	7,233,734	3,194,958	6,102,596	20,160,064
Net asset value and offering price per share	$22.76	$10.92	$10.75	$9.00	$10.57
Class R Shares
Net assets	$1,177,167,546	$8,909,988	$540,402,010	$2,046,934,136	$41,900,689
Shares outstanding	51,668,132	813,079	50,064,491	227,728,954	3,974,012
Net asset value and offering price per share	$22.78	$10.96	$10.79	$8.99	$10.54

Net Assets Consist of:
Capital paid-in	$5,166,881,058	$388,853,041	$777,630,227	$2,346,090,744	$670,791,847
Undistributed (Over-distribution of) net investment income	(3,233,017)	(438,913)	(513,830)	6,186,941	933,095
Accumulated net realized gain (loss) from investments	(297,368)	(12,156,062)	558,625	4,162,760	(12,126,512)
Net unrealized appreciation (depreciation) of investments and derivative transactions	202,220,069	17,438,340	44,932,411	70,187,057	6,374,653
Net assets	$5,365,570,742	$393,696,406	$822,607,433	$2,426,627,502	$665,973,083

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended April 30, 2007

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$238,517,900	$19,806,818	$42,830,846	$112,142,723	$29,979,270
Expenses
Management fees	22,582,469	1,826,183	3,850,409	10,936,656	2,899,903
12b-1 service fees – Class A	4,457,374	544,726	423,415	614,166	872,192
12b-1 distribution and service fees – Class B	1,710,826	269,607	292,928	236,325	N/A
12b-1 distribution and service fees – Class C	8,473,797	584,206	252,484	421,598	1,327,450
Shareholders’ servicing agent fees and expenses	2,154,944	204,265	505,556	1,596,793	370,888
Floating rate obligations interest expense and fees	2,269,144	474,222	1,601,890	—	—
Custodian’s fees and expenses	887,784	101,882	182,595	593,809	203,808
Trustees’ fees and expenses	91,865	9,734	20,348	58,004	16,722
Professional fees	140,124	21,985	39,445	109,637	37,774
Shareholders’ reports – printing and mailing expenses	444,826	40,033	96,599	263,979	67,203
Federal and state registration fees	367,774	78,617	58,112	95,575	64,946
Portfolio insurance expense	—	—	779	—	—
Other expenses	83,384	11,720	25,066	67,069	23,072
Total expenses before custodian fee credit	43,664,311	4,167,180	7,349,626	14,993,611	5,883,958
Custodian fee credit	(170,303)	(41,666)	(34,486)	(59,760)	(46,200)
Net expenses	43,494,008	4,125,514	7,315,140	14,933,851	5,837,758
Net investment income	195,023,892	15,681,304	35,515,706	97,208,872	24,141,512
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(284,983)	369,628	565,334	8,334,985	(1,241,703)
Net change in unrealized appreciation (depreciation) of:
Investments	121,481,525	3,781,763	9,165,765	21,926,459	4,437,532
Forward swaps	—	—	—	(203,122)	—
Net realized and unrealized gain (loss)	121,196,542	4,151,391	9,731,099	30,058,322	3,195,829
Net increase (decrease) in net assets from operations	$316,220,434	$19,832,695	$45,246,805	$127,267,194	$27,337,341

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	High Yield		All-American
	Year Ended 4/30/07	Year Ended 4/30/06	Year Ended 4/30/07	Year Ended 4/30/06
Operations
Net investment income	$195,023,892	$109,355,117	$15,681,304	$15,127,295
Net realized gain (loss) from investments	(284,983)	446,619	369,628	718,966
Net change in unrealized appreciation (depreciation) of:
Investments	121,481,525	15,143,197	3,781,763	(8,233,515)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	316,220,434	124,944,933	19,832,695	7,612,746
Distributions to Shareholders
From net investment income:
Class A	(106,067,529)	(63,477,783)	(11,531,204)	(10,701,219)
Class B	(7,221,273)	(6,982,780)	(980,851)	(1,358,257)
Class C	(47,405,043)	(31,099,466)	(2,850,352)	(2,887,933)
Class R	(35,974,078)	(8,818,348)	(333,738)	(321,972)
From accumulated net realized gains:
Class A	(132,666)	—	—	—
Class B	(11,378)	—	—	—
Class C	(65,403)	—	—	—
Class R	(34,736)	—	—	—
Decrease in net assets from distributions to shareholders	(196,912,106)	(110,378,377)	(15,696,145)	(15,269,381)
Fund Share Transactions
Proceeds from sale of shares	2,952,495,199	1,988,442,670	94,711,153	93,804,094
Proceeds from shares issued to shareholders due to reinvestment of distributions	99,029,917	49,978,824	6,623,919	6,555,499
	3,051,525,116	2,038,421,494	101,335,072	100,359,593
Cost of shares redeemed	(976,719,733)	(356,496,600)	(75,750,817)	(84,732,134)
Net increase (decrease) in net assets from Fund share transactions	2,074,805,383	1,681,924,894	25,584,255	15,627,459
Net increase (decrease) in net assets	2,194,113,711	1,696,491,450	29,720,805	7,970,824
Net assets at the beginning of year	3,171,457,031	1,474,965,581	363,975,601	356,004,777
Net assets at the end of year	$5,365,570,742	$3,171,457,031	$393,696,406	$363,975,601
Undistributed (Over-distribution of) net investment income at the end of year	$(3,233,017)	$(1,574,658)	$(438,913)	$(420,161)

See accompanying notes to financial statements.

	Insured		Intermediate Duration
	Year Ended 4/30/07	Year Ended 4/30/06	Year Ended 4/30/07	Year Ended 4/30/06
Operations
Net investment income	$35,515,706	$36,867,030	$97,208,872	$100,830,989
Net realized gain (loss) from investments	565,334	3,062,187	8,334,985	1,798,209
Net change in unrealized appreciation (depreciation) of:
Investments	9,165,765	(22,582,756)	21,926,459	(53,725,986)
Forward swaps	—	—	(203,122)	—
Net increase (decrease) in net assets from operations	45,246,805	17,346,461	127,267,194	48,903,212
Distributions to Shareholders
From net investment income:
Class A	(8,846,151)	(8,600,990)	(11,718,899)	(9,620,347)
Class B	(1,047,798)	(1,276,455)	(745,825)	(917,682)
Class C	(1,208,234)	(1,220,001)	(1,803,128)	(1,894,637)
Class R	(24,358,211)	(25,910,328)	(84,049,742)	(85,249,768)
From accumulated net realized gains:
Class A	(462)	(1,778,439)	(516,736)	(1,065,421)
Class B	(532)	(323,866)	(46,156)	(125,026)
Class C	(210)	(297,873)	(95,670)	(246,783)
Class R	(5,528)	(5,175,368)	(3,581,801)	(8,718,291)
Decrease in net assets from distributions to shareholders	(35,467,126)	(44,583,320)	(102,557,957)	(107,837,955)
Fund Share Transactions
Proceeds from sale of shares	42,821,700	52,152,884	116,821,972	115,056,944
Proceeds from shares issued to shareholders due to reinvestment of distributions	23,130,934	30,484,184	75,216,699	80,196,170
	65,952,634	82,637,068	192,038,671	195,253,114
Cost of shares redeemed	(96,626,108)	(101,897,349)	(293,376,425)	(281,835,974)
Net increase (decrease) in net assets from Fund share transactions	(30,673,474)	(19,260,281)	(101,337,754)	(86,582,860)
Net increase (decrease) in net assets	(20,893,795)	(46,497,140)	(76,628,517)	(145,517,603)
Net assets at the beginning of year	843,501,228	889,998,368	2,503,256,019	2,648,773,622
Net assets at the end of year	$822,607,433	$843,501,228	$2,426,627,502	$2,503,256,019
Undistributed (Over-distribution of) net investment income at the end of year	$(513,830)	$(569,119)	$6,186,941	$7,127,575

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Limited Term
	Year Ended 4/30/07	Year Ended 4/30/06
Operations
Net investment income	$24,141,512	$25,760,410
Net realized gain (loss) from investments	(1,241,703)	(7,024,785)
Net change in unrealized appreciation (depreciation) of:
Investments	4,437,532	(9,682,677)
Forward swaps	—	—
Net increase (decrease) in net assets from operations	27,337,341	9,052,948
Distributions to Shareholders
From net investment income:
Class A	(15,405,021)	(15,715,786)
Class B	N/A	N/A
Class C	(7,718,691)	(8,736,024)
Class R	(864,026)	(618,437)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class R	—	—
Decrease in net assets from distributions to shareholders	(23,987,738)	(25,070,247)
Fund Share Transactions
Proceeds from sale of shares	128,547,550	150,051,275
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,496,314	12,741,309
	141,043,864	162,792,584
Cost of shares redeemed	(227,912,780)	(218,061,726)
Net increase (decrease) in net assets from Fund share transactions	(86,868,916)	(55,269,142)
Net increase (decrease) in net assets	(83,519,313)	(71,286,441)
Net assets at the beginning of year	749,492,396	820,778,837
Net assets at the end of year	$665,973,083	$749,492,396
Undistributed (Over-distribution of) net investment income at the end of year	$933,095	$800,423

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 65% of the Fund’s assets will be invested in medium to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2007, High Yield, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $35,660,127, $46,058,356 and $8,455,650 respectively. There were no such outstanding purchase commitments in All-American and Insured.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to Financial Statements (continued)

Insurance

Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Floating rate obligations interest expense and fees” in the Statement of Operations.

During the fiscal year ended April 30, 2007, High Yield, All-American and Insured invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Intermediate Duration and Limited Term did not invest in any such instruments during the fiscal year ended April 30, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2007, were as follows:

	High Yield	All- American	Insured
Average floating rate obligations	$59,057,575	$12,409,890	$41,660,952
Average annual interest rate and fees	3.84%	3.82%	3.85%

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Year Ended 4/30/07		Year Ended 4/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	61,820,494	$1,394,381,358	55,035,741	$1,214,225,657
Class A – automatic conversion of Class B shares	33,410	757,388	15,530	343,404
Class B	1,250,731	28,147,754	1,710,757	37,679,294
Class C	24,115,238	544,419,273	22,760,092	501,739,672
Class R	43,571,589	984,789,426	10,620,946	234,454,643
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,340,671	52,878,858	1,333,979	29,430,580
Class B	126,919	2,861,302	114,431	2,521,124
Class C	835,523	18,861,143	532,712	11,744,453
Class R	1,077,785	24,428,614	284,509	6,282,667
	135,172,360	3,051,525,116	92,408,697	2,038,421,494
Shares redeemed:
Class A	(30,402,874)	(684,891,247)	(10,814,971)	(238,358,135)
Class B	(985,957)	(22,223,507)	(728,533)	(16,042,777)
Class B – automatic conversion to Class A shares	(33,451)	(757,388)	(15,550)	(343,404)
Class C	(5,702,179)	(128,630,821)	(3,320,054)	(73,149,465)
Class R	(6,185,641)	(140,216,770)	(1,297,148)	(28,602,819)
	(43,310,102)	(976,719,733)	(16,176,256)	(356,496,600)
Net increase (decrease)	91,862,258	$2,074,805,383	76,232,441	$1,681,924,894

	All-American
	Year Ended 4/30/07		Year Ended 4/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,345,146	$69,011,349	6,583,990	$72,081,601
Class A – automatic conversion of Class B shares	693,972	7,590,868	149,165	1,636,880
Class B	123,787	1,358,045	200,029	2,203,148
Class C	1,174,396	12,814,480	1,495,254	16,389,566
Class R	358,604	3,936,411	136,018	1,492,899
Shares issued to shareholders due to reinvestment of distributions:
Class A	445,533	4,862,428	423,675	4,652,972
Class B	45,449	496,811	57,823	636,341
Class C	93,879	1,024,220	93,556	1,026,770
Class R	21,961	240,460	21,733	239,416
	9,302,727	101,335,072	9,161,243	100,359,593
Shares redeemed:
Class A	(4,392,059)	(47,840,553)	(5,521,719)	(60,590,720)
Class B	(554,116)	(6,051,553)	(665,646)	(7,311,302)
Class B – automatic conversion to Class A shares	(692,530)	(7,590,868)	(148,895)	(1,636,880)
Class C	(1,078,241)	(11,748,658)	(1,277,194)	(14,018,654)
Class R	(229,500)	(2,519,185)	(107,319)	(1,174,578)
	(6,946,446)	(75,750,817)	(7,720,773)	(84,732,134)
Net increase (decrease)	2,356,281	$25,584,255	1,440,470	$15,627,459

	Insured
	Year Ended 4/30/07		Year Ended 4/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,834,850	$30,569,425	3,748,929	$40,873,833
Class A – automatic conversion of Class B shares	305,524	3,298,140	125,037	1,367,297
Class B	95,538	1,035,876	152,939	1,679,127
Class C	508,362	5,457,152	503,271	5,465,830
Class R	227,631	2,461,107	253,471	2,766,797
Shares issued to shareholders due to reinvestment of distributions:
Class A	464,884	5,021,277	573,818	6,249,201
Class B	48,636	525,855	77,215	841,893
Class C	67,365	722,820	87,744	949,139
Class R	1,564,389	16,860,982	2,064,063	22,443,951
	6,117,179	65,952,634	7,586,487	82,637,068
Shares redeemed:
Class A	(2,494,921)	(26,897,608)	(3,369,408)	(36,685,438)
Class B	(494,697)	(5,338,455)	(603,126)	(6,604,085)
Class B – automatic conversion to Class A shares	(305,170)	(3,298,140)	(124,921)	(1,367,297)
Class C	(531,172)	(5,701,091)	(529,903)	(5,737,594)
Class R	(5,146,581)	(55,390,814)	(4,731,858)	(51,502,935)
	(8,972,541)	(96,626,108)	(9,359,216)	(101,897,349)
Net increase (decrease)	(2,855,362)	$(30,673,474)	(1,772,729)	$(19,260,281)

	Intermediate Duration
	Year Ended 4/30/07		Year Ended 4/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,994,487	$71,445,722	9,654,174	$86,834,816
Class A – automatic conversion of Class B shares	216,637	1,947,746	158,538	1,428,130
Class B	51,586	462,801	160,725	1,458,395
Class C	892,601	8,027,189	1,087,676	9,840,587
Class R	3,888,077	34,938,514	1,713,737	15,495,016
Shares issued to shareholders due to reinvestment of distributions:
Class A	820,971	7,371,738	794,673	7,173,232
Class B	32,452	292,058	44,671	404,236
Class C	72,229	650,044	79,246	716,357
Class R	7,441,704	66,902,859	7,951,535	71,902,345
	21,410,744	192,038,671	21,644,975	195,253,114
Shares redeemed:
Class A	(7,679,841)	(68,827,635)	(5,595,751)	(50,414,553)
Class B	(722,747)	(6,498,996)	(855,110)	(7,730,783)
Class B – automatic conversion to Class A shares	(216,098)	(1,947,746)	(158,207)	(1,428,130)
Class C	(1,346,290)	(12,089,372)	(1,707,262)	(15,406,638)
Class R	(22,735,752)	(204,012,676)	(22,895,709)	(206,855,870)
	(32,700,728)	(293,376,425)	(31,212,039)	(281,835,974)
Net increase (decrease)	(11,289,984)	$(101,337,754)	(9,567,064)	$(86,582,860)

Notes to Financial Statements (continued)

	Limited Term
	Year Ended 4/30/07		Year Ended 4/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,515,582	$79,648,353	9,494,508	$101,305,142
Class C	1,591,315	16,811,109	3,693,910	39,383,709
Class R	3,038,983	32,088,088	880,630	9,362,424
Shares issued to shareholders due to reinvestment of distributions:
Class A	845,033	8,957,107	839,995	8,978,175
Class C	289,411	3,059,735	304,689	3,248,617
Class R	45,461	479,472	48,341	514,517
	13,325,785	141,043,864	15,262,073	162,792,584
Shares redeemed:
Class A	(13,274,100)	(140,647,791)	(12,165,479)	(129,668,018)
Class C	(7,560,533)	(79,879,726)	(7,311,683)	(77,809,339)
Class R	(701,333)	(7,385,263)	(997,794)	(10,584,369)
	(21,535,966)	(227,912,780)	(20,474,956)	(218,061,726)
Net increase (decrease)	(8,210,181)	$(86,868,916)	(5,212,883)	$(55,269,142)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2007, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	$2,454,737,624	$64,291,895	$84,850,635	$928,069,448	$112,106,300
Sales and maturities	203,945,229	21,700,533	92,036,673	988,627,036	187,766,799

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2007, the cost of investments was as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$5,187,373,334	$372,257,554	$767,700,665	$2,365,129,457	$655,924,486

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2007, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Gross unrealized:
Appreciation	$219,844,287	$18,192,682	$45,551,113	$77,130,988	$8,356,044
Depreciation	(12,490,631)	(553,487)	(313,269)	(2,331,612)	(1,585,892)
Net unrealized appreciation (depreciation) of investments	$207,353,656	$17,639,195	$45,237,844	$74,799,376	6,770,152

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2007, the Funds’ tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$11,874,162	$698,572	$2,085,173	$8,878,171	$2,242,212
Undistributed net ordinary income**	286,401	—	—	1,455,733	216,119
Undistributed net long-term capital gains	—	—	558,624	3,502,716	—

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 9, 2007, paid on May 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended April 30, 2007 and April 30, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income***	$188,189,609	$15,581,176	$35,493,720	$95,107,969	$23,992,518
Distributions from net ordinary income**	214,444	—	85,793	3,227,465	73,540
Distributions from net long-term capital gains****	237,351	—	6,732	4,240,363	—

2006	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$103,992,090	$15,308,189	$36,667,834	$98,027,179	$25,207,034
Distributions from net ordinary income**	54,902	—	416,314	1,145,776	—
Distributions from net long-term capital gains	—	—	7,559,571	9,257,619	—

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2007, as a long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At April 30, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Limited Term
Expiration Year
2008	$—	$1,582,818	$—
2009	—	6,509,058	1,811,729
2010	—	—	337,552
2011	—	—	998,547
2012	—	3,378,131	—
2013	—	605,409	169,527
2014	—	—	1,064,312
2015	273,441	—	7,283,015
Total	$273,441	$12,075,416	$11,664,682

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2006 through April 30, 2007 (“post-October losses”) in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year.

All- American	Limited Term
$78,950	$456,375

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components–a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of April 30, 2007, the complex-level fee rate was .1824%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and .75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended April 30, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected (unaudited)	$9,332,134	$553,065	$363,058	$144,482	$201,132
Paid to authorized dealers (unaudited)	8,347,631	495,090	321,095	122,788	176,544

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances (unaudited)	$9,089,108	$325,622	$167,424	$95,351	$238,601

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2007, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained (unaudited)	$4,998,179	$307,268	$274,103	$247,766	$134,901

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2007, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained (unaudited)	$1,038,261	$78,959	$86,276	$76,609	$35,072

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by October 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2007, to shareholders of record on May 9, 2007, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Dividend per share:
Class A	$.0895	$.0385	$.0375	$.0280	$.0315
Class B	.0750	.0315	.0305	.0220	N/A
Class C	.0790	.0330	.0320	.0235	.0285
Class R	.0930	.0400	.0390	.0295	.0335

N/A – Limited Term is not authorized to issue Class B Shares.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a “go shop” provision through July 19, 2007 during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
HIGH YIELD											Ratios to Average Net Assets Before Credit/ Reimbursement/ Refund		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement/ Refund(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/99)
2007	$22.06	$1.06	$.73	$1.79	$(1.08)	$— *	$(1.08)	$22.77	8.24%	$2,627,743.88%		4.70%	.88%	4.70%	.87%	4.70%	5%
2006	21.84	1.10	.24	1.34	(1.12)	—	(1.12)	22.06	6.25	1,800,261.88		4.97	.88	4.97	.88	4.97	4
2005	20.55	1.18	1.34	2.52	(1.22)	(.01)	(1.23)	21.84	12.60	786,921.91		5.52	.91	5.52	.91	5.53	5
2004	19.67	1.24	.88	2.12	(1.24)	—	(1.24)	20.55	11.01	257,187.95		6.07	.95	6.07	.95	6.07	18
2003	19.88	1.21	(.13)	1.08	(1.24)	(.05)	(1.29)	19.67	5.56	91,793	1.17	6.12	1.17	6.12	1.16	6.13	24
Class B (6/99)
2007	22.04	.89	.72	1.61	(.90)	— *	(.90)	22.75	7.43	184,996	1.63	3.97	1.63	3.97	1.62	3.97	5
2006	21.82	.93	.25	1.18	(.96)	—	(.96)	22.04	5.48	171,326	1.62	4.23	1.62	4.23	1.62	4.24	4
2005	20.53	1.03	1.34	2.37	(1.07)	(.01)	(1.08)	21.82	11.78	146,041	1.66	4.84	1.66	4.84	1.65	4.85	5
2004	19.65	1.09	.88	1.97	(1.09)	—	(1.09)	20.53	10.21	101,693	1.70	5.33	1.70	5.33	1.69	5.33	18
2003	19.87	1.07	(.15)	.92	(1.09)	(.05)	(1.14)	19.65	4.73	58,372	1.91	5.39	1.91	5.39	1.90	5.40	24
Class C (6/99)
2007	22.05	.94	.72	1.66	(.95)	— *	(.95)	22.76	7.65	1,375,664	1.43	4.15	1.43	4.15	1.42	4.15	5
2006	21.83	.98	.24	1.22	(1.00)	—	(1.00)	22.05	5.68	908,434	1.43	4.42	1.43	4.42	1.43	4.43	4
2005	20.54	1.06	1.35	2.41	(1.11)	(.01)	(1.12)	21.83	12.00	463,435	1.46	4.98	1.46	4.98	1.46	4.98	5
2004	19.66	1.13	.88	2.01	(1.13)	—	(1.13)	20.54	10.43	156,610	1.51	5.52	1.51	5.52	1.50	5.52	18
2003	19.88	1.10	(.14)	.96	(1.13)	(.05)	(1.18)	19.66	4.94	43,463	1.73	5.57	1.73	5.57	1.71	5.58	24
Class R (6/99)
2007	22.07	1.11	.72	1.83	(1.12)	— *	(1.12)	22.78	8.48	1,177,168.67		4.87	.67	4.87	.67	4.87	5
2006	21.85	1.14	.24	1.38	(1.16)	—	(1.16)	22.07	6.45	291,435.68		5.16	.68	5.16	.68	5.16	4
2005	20.55	1.21	1.37	2.58	(1.27)	(.01)	(1.28)	21.85	12.87	78,569.71		5.70	.71	5.70	.71	5.71	5
2004	19.67	1.28	.88	2.16	(1.28)	—	(1.28)	20.55	11.24	19,073.75		6.27	.75	6.27	.75	6.28	18
2003	19.89	1.27	(.16)	1.11	(1.28)	(.05)	(1.33)	19.67	5.73	8,627.93		6.37	.93	6.37	.92	6.38	24

*	Per share Capital Gains rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
(e)	The expense ratios for the fiscal ended April 30, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.05% for each share class.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ALL-AMERICAN											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/88)
2007	$10.80	$.46	$.12	$.58	$(.46)	$—	$(.46)	$10.92	5.47%	$283,722.91%		4.21%	.91%	4.21%	.90%	4.22%	6%
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33	247,254.79		4.37	.79	4.37	.78	4.38	8
2005	10.75	.51	.29	.80	(.52)	—	(.52)	11.03	7.58	234,606.80		4.68	.80	4.68	.80	4.68	11
2004	10.94	.54	(.18)	.36	(.55)	—	(.55)	10.75	3.31	224,903.82		4.92	.82	4.92	.81	4.92	25
2003	10.83	.57	.12	.69	(.58)	—	(.58)	10.94	6.54	228,695.81		5.22	.81	5.22	.81	5.22	25
Class B (2/97)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66	22,087	1.67	3.46	1.67	3.46	1.65	3.47	6
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55	33,500	1.54	3.61	1.54	3.61	1.53	3.62	8
2005	10.77	.43	.29	.72	(.44)	—	(.44)	11.05	6.75	40,377	1.55	3.93	1.55	3.93	1.55	3.94	11
2004	10.95	.46	(.18)	.28	(.46)	—	(.46)	10.77	2.62	43,771	1.57	4.17	1.57	4.17	1.56	4.18	25
2003	10.84	.49	.12	.61	(.50)	—	(.50)	10.95	5.73	46,719	1.56	4.47	1.56	4.47	1.56	4.47	25
Class C (6/93)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87	78,977	1.46	3.66	1.46	3.66	1.45	3.67	6
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75	76,049	1.34	3.82	1.34	3.82	1.33	3.83	8
2005	10.75	.45	.29	.74	(.46)	—	(.46)	11.03	6.97	74,254	1.35	4.13	1.35	4.13	1.35	4.13	11
2004	10.93	.48	(.17)	.31	(.49)	—	(.49)	10.75	2.83	71,038	1.37	4.37	1.37	4.37	1.36	4.37	25
2003	10.82	.51	.12	.63	(.52)	—	(.52)	10.93	5.94	70,466	1.36	4.67	1.36	4.67	1.36	4.67	25
Class R (2/97)
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72	8,910.71		4.42	.71	4.42	.70	4.43	6
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40	7,173.59		4.57	.59	4.57	.58	4.58	8
2005	10.78	.53	.30	.83	(.54)	—	(.54)	11.07	7.83	6,767.60		4.87	.60	4.87	.60	4.87	11
2004	10.96	.56	(.17)	.39	(.57)	—	(.57)	10.78	3.57	5,534.62		5.12	.62	5.12	.61	5.12	25
2003	10.85	.59	.12	.71	(.60)	—	(.60)	10.96	6.71	5,177.61		5.42	.61	5.42	.61	5.42	25

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal ended April 30, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.12% for each share class.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
INSURED												Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.69	$.45	$.13	$.58	$(.45)	$—	*	$(.45)	$10.82	5.52%	$220,377.96%		4.17%	.96%	4.17%	.96%	4.17%	10%
2006	11.04	.45	(.24)	.21	(.46)	(.10)		(.56)	10.69	1.84	205,982.78		4.13	.78	4.13	.78	4.13	27
2005	10.86	.47	.19	.66	(.48)	—		(.48)	11.04	6.19	200,707.79		4.32	.79	4.32	.79	4.33	26
2004	11.19	.49	(.32)	.17	(.50)	—		(.50)	10.86	1.50	200,862.81		4.43	.81	4.43	.81	4.43	16
2003	10.78	.51	.42	.93	(.52)	—		(.52)	11.19	8.80	193,907.81		4.66	.81	4.66	.80	4.66	31
Class B (2/97)
2007	10.70	.37	.13	.50	(.37)	—	*	(.37)	10.83	4.70	27,490	1.71	3.42	1.71	3.42	1.71	3.42	10
2006	11.05	.37	(.25)	.12	(.37)	(.10)		(.47)	10.70	1.06	34,186	1.53	3.38	1.53	3.38	1.53	3.38	27
2005	10.86	.39	.20	.59	(.40)	—		(.40)	11.05	5.48	40,777	1.54	3.58	1.54	3.58	1.54	3.58	26
2004	11.20	.41	(.34)	.07	(.41)	—		(.41)	10.86	.65	44,231	1.57	3.68	1.57	3.68	1.56	3.69	16
2003	10.78	.43	.43	.86	(.44)	—		(.44)	11.20	8.07	44,579	1.56	3.91	1.56	3.91	1.55	3.91	31
Class C (9/94)
2007	10.62	.39	.13	.52	(.39)	—	*	(.39)	10.75	4.91	34,338	1.51	3.62	1.51	3.62	1.51	3.62	10
2006	10.96	.39	(.24)	.15	(.39)	(.10)		(.49)	10.62	1.33	33,459	1.33	3.58	1.33	3.58	1.33	3.58	27
2005	10.78	.41	.18	.59	(.41)	—		(.41)	10.96	5.60	33,857	1.34	3.78	1.34	3.78	1.34	3.78	26
2004	11.11	.43	(.33)	.10	(.43)	—		(.43)	10.78	.91	35,547	1.36	3.88	1.36	3.88	1.36	3.88	16
2003	10.69	.45	.42	.87	(.45)	—		(.45)	11.11	8.31	33,172	1.36	4.10	1.36	4.10	1.35	4.11	31
Class R (12/86)
2007	10.67	.47	.12	.59	(.47)	—	*	(.47)	10.79	5.61	540,402.76		4.37	.76	4.37	.76	4.37	10
2006	11.01	.47	(.24)	.23	(.47)	(.10)		(.57)	10.67	2.11	569,874.58		4.33	.58	4.33	.58	4.33	27
2005	10.83	.50	.18	.68	(.50)	—		(.50)	11.01	6.38	614,657.59		4.53	.59	4.53	.59	4.53	26
2004	11.16	.51	(.32)	.19	(.52)	—		(.52)	10.83	1.67	634,616.61		4.63	.61	4.63	.61	4.63	16
2003	10.74	.53	.43	.96	(.54)	—		(.54)	11.16	9.10	678,397.61		4.86	.61	4.86	.60	4.87	31

*	Per share Capital Gains round to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal ended April 30, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.19% for each share class.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
INTERMEDIATE DURATION											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/95)
2007	$8.89	$.34	$.10	$.44	$(.34)	$(.02)	$(.36)	$8.97	4.98%	$304,084.75%		3.76%	.75%	3.76%	.75%	3.77%	38%
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70	289,148.75		3.76	.75	3.76	.75	3.76	43
2005	9.01	.35	.22	.57	(.35)	(.13)	(.48)	9.10	6.39	250,322.76		3.85	.76	3.85	.76	3.85	32
2004	9.32	.39	(.22)	.17	(.41)	(.07)	(.48)	9.01	1.86	234,434.78		4.23	.78	4.23	.78	4.24	63
2003	9.27	.44	.10	.54	(.44)	(.05)	(.49)	9.32	5.85	269,694.79		4.67	.79	4.67	.79	4.67	28
Class B (2/97)
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27	20,700	1.50	3.01	1.50	3.01	1.50	3.02	38
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01	28,104	1.50	2.99	1.50	2.99	1.50	2.99	43
2005	9.02	.28	.22	.50	(.28)	(.13)	(.41)	9.11	5.55	36,106	1.51	3.10	1.51	3.10	1.51	3.10	32
2004	9.33	.32	(.22)	.10	(.34)	(.07)	(.41)	9.02	1.07	37,167	1.53	3.48	1.53	3.48	1.53	3.48	63
2003	9.27	.37	.10	.47	(.36)	(.05)	(.41)	9.33	5.15	35,116	1.54	3.93	1.54	3.93	1.53	3.93	28
Class C (6/95)
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58	54,909	1.30	3.21	1.30	3.21	1.30	3.21	38
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10	57,734	1.30	3.20	1.30	3.20	1.30	3.20	43
2005	9.02	.30	.22	.52	(.30)	(.13)	(.43)	9.11	5.75	63,972	1.31	3.30	1.31	3.30	1.31	3.30	32
2004	9.33	.34	(.22)	.12	(.36)	(.07)	(.43)	9.02	1.27	62,461	1.33	3.66	1.33	3.66	1.33	3.67	63
2003	9.27	.39	.10	.49	(.38)	(.05)	(.43)	9.33	5.35	48,890	1.34	4.12	1.34	4.12	1.34	4.13	28
Class R (11/76)
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30	2,046,934.55		3.96	.55	3.96	.55	3.96	38
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90	2,128,270.55		3.95	.55	3.95	.55	3.95	43
2005	9.02	.37	.22	.59	(.37)	(.13)	(.50)	9.11	6.59	2,298,373.56		4.05	.56	4.05	.56	4.05	32
2004	9.33	.41	(.22)	.19	(.43)	(.07)	(.50)	9.02	2.06	2,373,846.58		4.44	.58	4.44	.58	4.44	63
2003	9.28	.46	.09	.55	(.45)	(.05)	(.50)	9.33	6.05	2,557,682.59		4.87	.59	4.87	.59	4.87	28

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
LIMITED TERM												Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/87)
2007	$10.55	$.38	$.04	$.42	$(.37)	$—	*	$(.37)	$10.60	4.07%	$410,955.73%		3.55%	.73%	3.55%	.72%	3.56%	16%
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29	460,864.72		3.36	.72	3.36	.72	3.36	59
2005	10.78	.35	(.02)	.33	(.35)	—		(.35)	10.76	3.08	489,920.72		3.29	.72	3.29	.72	3.29	37
2004	10.86	.37	(.10)	.27	(.35)	—		(.35)	10.78	2.53	523,396.73		3.36	.73	3.36	.73	3.36	29
2003	10.72	.42	.16	.58	(.44)	—		(.44)	10.86	5.52	508,735.73		3.85	.73	3.85	.72	3.86	31
Class C (12/95)
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72	213,117	1.08	3.20	1.08	3.20	1.07	3.21	16
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86	271,925	1.07	3.00	1.07	3.00	1.07	3.01	59
2005	10.76	.32	(.03)	.29	(.31)	—		(.31)	10.74	2.75	313,073	1.07	2.93	1.07	2.93	1.07	2.94	37
2004	10.84	.33	(.09)	.24	(.32)	—		(.32)	10.76	2.20	355,503	1.08	3.01	1.08	3.01	1.08	3.01	29
2003	10.70	.37	.18	.55	(.41)	—		(.41)	10.84	5.18	330,728	1.08	3.45	1.08	3.45	1.08	3.46	31
Class R (2/97)
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22	41,901.52		3.78	.52	3.78	.51	3.79	16
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43	16,703.52		3.55	.52	3.55	.52	3.55	59
2005	10.74	.37	(.02)	.35	(.37)	—		(.37)	10.72	3.33	17,786.52		3.48	.52	3.48	.52	3.49	37
2004	10.82	.39	(.09)	.30	(.38)	—		(.38)	10.74	2.77	11,931.53		3.56	.53	3.56	.53	3.56	29
2003	10.68	.43	.18	.61	(.47)	—		(.47)	10.82	5.77	8,308.53		3.99	.53	3.99	.53	3.99	31

*	Per share Capital Gains rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Municipal Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, hereafter referred to as the “Funds”) at April 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 22, 2007

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	175

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	175

Lawrence H. Brown 7/29/34 333 W. Wacker Drive Chicago, IL 60606	Trustee	1993 (retiring 6/30/07)	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) Community Advisory Board for Highland Park and Highwood, United Way of the North Shore; Director (since 2006) of the Michael Rolfe Pancreatic Cancer Foundation.	175

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	175

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	173

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	175

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	175

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	175

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	175
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); Chartered Financial Analyst.	175

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	175

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	175

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	175

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	175

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	175

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	175

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	175

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	175

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	175

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	175

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	175

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	175

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’

holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $166 billion in assets as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-NAT-0407D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	15,267	0	1,739	0
Limited Term Municipal Bond Fund	20,934	0	3,149	0
High Yield Municipal Bond Fund	118,029	0	19,181	0
National Insured Municipal Bond Fund	24,294	0	3,753	0
Intermediate Duration Bond Fund	58,049	0	11,174	0

Total	$236,573	$0	$38,996	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0	0	0	0
Limited Term Municipal Bond Fund	0	0	0	0
High Yield Municipal Bond Fund	0	0	0	0
National Insured Municipal Bond Fund	0	0	0	0
Intermediate Duration Bond Fund	0	0	0	0

Fiscal Year Ended April 30, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	14,526	0	2,837	0
Limited Term Municipal Bond Fund	23,594	0	5,631	0
High Yield Municipal Bond Fund	70,168	0	6,526	0
National Insured Municipal Bond Fund	25,462	0	5,892	0
Intermediate Duration Bond Fund	62,371	0	15,764	0

Total	$196,121	$0	$36,650	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0	0	0	0
Limited Term Municipal Bond Fund	0	0	0	0
High Yield Municipal Bond Fund	0	0	0	0
National Insured Municipal Bond Fund	0	0	0	0
Intermediate Duration Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended April 30, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [1]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$12,250	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $127,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Pricewaterhouse Coopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended April 30, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	1,739	0	0	1,739
Limited Term Municipal Bond Fund	3,149	0	0	3,149
High Yield Municipal Bond Fund	19,181	0	0	19,181
National Insured Municipal Bond Fund	3,753	0	0	3,753
Intermediate Duration Bond Fund	11,174	0	0	11,174

Total	$38,996	0	0	38,996

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended April 30, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	2,837	2,450	0	5,287
Limited Term Municipal Bond Fund	5,631	2,450	0	8,081
High Yield Municipal Bond Fund	6,526	2,450	0	8,976
National Insured Municipal Bond Fund	5,892	2,450	0	8,342
Intermediate Duration Bond Fund	15,764	2,450	0	18,214

Total	$36,650	12,250	0	48,900

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date July 9, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date July 9, 2007

*	Print the name and title of each signing officer under his or her signature.